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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material under §240.14a-12

DIRECTV
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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To Stockholders of DIRECTV:

        DIRECTV will hold its Annual Meeting of Stockholders at the Hilton Hotel New York, 1335 Avenue of the Americas, New York, New York, at 10:00 a.m., local time, on April 28, 2011, for the following purposes:

  1.
  To elect nominees to the Board of Directors, named in the attached proxy statement, for the terms as described in the attached proxy statement.

  2.
  To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for DIRECTV for the fiscal year ending December 31, 2011.

  3.
  To amend the Amended and Restated Certificate of Incorporation of DIRECTV to make certain changes to the capital stock of the Company including deletion of certain provisions regarding the Class B common stock and excess stock, reduction of authorized Class B shares from 30,000,000 to 3,000,000, elimination of the Class C common stock, and deletion of rights to call special meetings granted to certain stockholders under circumstances that are no longer applicable.

  4.
  To amend the Amended and Restated Certificate of Incorporation of DIRECTV to declassify the Board of Directors.

  5.
  To amend the Amended and Restated Certificate of Incorporation of DIRECTV to implement a majority vote standard in uncontested elections of directors.

  6.
  To amend the Amended and Restated Certificate of Incorporation of DIRECTV to permit a special meeting of stockholders to be called by 25% or more of the stockholders in certain circumstances.

  7.
  To amend the Amended and Restated Certificate of Incorporation of DIRECTV to adopt Delaware as the exclusive forum for certain disputes.

  8.
  To hold an advisory vote on compensation of our named executive officers.

  9.
  To hold an advisory vote on the frequency of holding an advisory vote on compensation of our named executive officers.

  10.
  To transact such other business as may properly come before the meeting.

        We invite all DIRECTV stockholders to attend the meeting. Stockholders of record at the close of business on March 14, 2011, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting. A complete list of stockholders entitled to notice of, and to vote at, the meeting will be open for examination by the stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary at 2230 East Imperial Highway, El Segundo, California 90245 and at One Rockefeller Plaza, New York, New York 10020.

        Please read the attached proxy statement carefully and submit your proxy as soon as possible. You have your choice of submitting your proxy via the Internet, by telephone or by completing and returning the proxy card in the envelope provided if you receive a paper copy of the proxy statement.

By order of the Board of Directors

Jan Williamson Secretary

El Segundo, California
March 18, 2011

 "PRELIMINARY COPY"

DIRECTV
2230 East Imperial Highway
El Segundo, California 90245
(310) 964-5000

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 28, 2011

        The accompanying proxy is solicited by the Board of Directors of DIRECTV for use at our Annual Meeting of Stockholders, or Annual Meeting, to be held at 10:00 a.m. local time, on April 28, 2011, at the Hilton Hotel New York, 1335 Avenue of the Americas, New York, New York, and any adjournment or postponement thereof.

        We expect that this proxy statement and accompanying proxy card will be mailed or will be available through the Internet for those stockholders receiving their proxy materials electronically, on or after March 18, 2011, to stockholders of record of DIRECTV at the close of business on March 14, 2011.

GENERAL INFORMATION

The Company

        In this proxy statement we may refer to DIRECTV as the Company, we refer to the U. S. direct-to-home operations of the Company as DIRECTV U.S. and we refer to the Latin American direct-to-home operations of the Company as DIRECTV Latin America or DTVLA.

Transactions with Liberty Media Corporation and John Malone

        On November 19, 2009, The DIRECTV Group, Inc., or DIRECTV Group, and Liberty Media Corporation, which we refer to as Liberty or Liberty Media, closed a series of related transactions which we refer to collectively as the Liberty Transactions. The Liberty Transactions included the contribution of certain assets of the Liberty Entertainment group into Liberty Entertainment, Inc., or LEI, which was then split-off from Liberty. Following the split-off, DIRECTV Group and LEI merged with subsidiaries of DIRECTV. As a result of the Liberty Transactions, DIRECTV Group, which is comprised of the DIRECTV U.S. and DIRECTV Latin America businesses, and LEI, which is primarily comprised of the DIRECTV regional sports networks and an equity investment in the Game Show Network, became wholly-owned subsidiaries of DIRECTV. Following consummation of the Liberty Transactions, Liberty Media no longer owned any of DIRECTV's Common Stock.

        On June 16, 2010, the Company and certain of its subsidiaries closed a transaction, which we refer to as the Malone Transaction, pursuant to a Share Exchange Agreement dated April 6, 2010, with Dr. John C. Malone, Mrs. Leslie A. Malone and two trusts for the benefit of the children of Dr. and Mrs. Malone, referred to collectively as the Malones. As part of that transaction, the Malones exchanged 21,809,863 shares of Class B common stock, or Class B Stock, of DIRECTV, which represented all of the issued and outstanding Class B Stock, for 26,547,624 shares of Class A common stock of the Company. All the shares of Class B Stock exchanged by the Malones were cancelled. For more details regarding the transactions contemplated by the Share Exchange Agreement, refer to the Current Report on Form 8-K filed by DIRECTV with the Securities and Exchange Commission, or SEC, on April 7, 2010.

        Also, immediately upon close of the Malone Transaction, Dr. Malone resigned as Chairman of the Board of the Company and he, Gregory B. Maffei and Paul A. Gould resigned as members of the Board of Directors.

Voting Securities

        Following consummation of the Malone Transaction, DIRECTV has one class of outstanding stock entitled to vote at the Annual Meeting. Holders of Class A common stock, par value $0.01, of DIRECTV, or Common Stock, are entitled to one vote per share. At the close of business on March 1, 2011, there were [793,517,976] shares of Common Stock outstanding and eligible for voting at the Annual Meeting. Only stockholders of record at the close of business on March 14, 2011, are entitled to notice of, and to vote at, the Annual Meeting.

Proxies

        The form of proxy solicited by the Board of Directors allows you the choice to vote for or withhold the vote for each nominee for director and to approve, disapprove or abstain with respect to each of Proposals 2, 3, 4, 5, 6, 7 and 8. For Proposal 9, the advisory vote on the frequency of the advisory vote on compensation of our named executive officers, you will be asked to vote on a frequency of one year, two years or three years or to abstain. Where you indicate a choice on the form of proxy with respect to any matter, the shares will be voted as specified. If you sign and return your proxy card and do not specify a choice, the Proxy Committee will vote your shares as the Board of Directors has recommended, as indicated in this proxy statement.

        If you are a stockholder of record, that is if you hold shares in your name in an account with DIRECTV's stock transfer agent, Computershare Trust Company, N.A., or Computershare, you can submit your proxy or vote in any one of the following ways:

  •
  By Internet: Go to the Web site, www.envisionreports.com/dtv, shown on your proxy card. You will need to enter your voter control number that appears on your proxy card.

  •
  By Telephone: Call the toll-free number, 1-800-652-VOTE (1-800-652-8683), as listed on your proxy card. You will need to provide your voter control number that appears on your proxy card. Please follow the instructions on your proxy card and the voice prompts on the telephone.

  •
  By Mail: Mark your vote on the various matters, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the enclosed envelope. If you receive more than one proxy card (which means you have shares in more than one account), you must mark, sign and date each of them, or alternatively submit a proxy for all these shares through the Internet or by telephone.

  •
  By Ballot: If you prefer, you may also vote by ballot at the Annual Meeting.

        After you have submitted your proxy, you may revoke your proxy at any time until it is voted at the Annual Meeting. You may do this by sending a written notice of revocation to Computershare or by executing a subsequent proxy card, by submitting a subsequent proxy through the Internet or by telephone, or by voting in person at the Annual Meeting. The Proxy Committee will vote the shares represented by a proxy unless the proxy card is received late or in a form that cannot be voted.

        If a broker, bank or other record holder holds your shares, please refer to the instructions they provide for your shares to be voted. If you are the beneficial owner of shares held for you by a broker, your broker must vote those shares in accordance with your instructions. If you do not give voting instructions to your nominee, your nominee may vote your shares for you on any routine items of business voted upon at the Annual Meeting but may not exercise any discretion to vote on matters that are considered non-routine. Consequently, if you do not give voting instructions to your broker, they will not vote your shares on non-routine matters. See the section of this proxy statement entitled "Quorum, Majorities and Broker Non-Votes" below for more information on how shares held by brokers or other nominees are voted.

        Except in the case of stock held by one of the employee stock plans listed below, by signing and returning the proxy card or by voting through the Internet or by telephone, you will authorize the Proxy Committee to vote your shares of Common Stock on any matters that the Company does not know about now but that may be presented properly at the Annual Meeting. The members of the Proxy Committee are Patrick T. Doyle and Larry D. Hunter. Your vote is confidential.

Proxies for Shares Held In the DIRECTV 401(k) Stock Plan

        If you participate in the DIRECTV 401(k) Stock Plan, or Stock Plan, your proxy card will serve to instruct the Trustee of the Stock Plan how to vote your shares in the Stock Plan. If you do not provide instructions on how to vote your shares held in the Stock Plan, these shares may be voted at the discretion of the Trustee.

        For stock held through the Stock Plan, whether you submit a proxy for your stock by telephone, through the U.S. Mail or by Internet, your directions must be received by Computershare no later than 12:01 AM Eastern time on April 26, 2011. Please note that while you may attend the Annual Meeting, you may not vote stock held through the Stock Plan at the meeting.

Quorum, Majorities and Broker Non-Votes

        A majority of all of the shares of Common Stock entitled to vote at the meeting, present in person or represented by proxy, constitutes a quorum at the Annual Meeting.

        Provided there is a quorum present and provided that a designated candidate does not otherwise withdraw his or her participation in the election, the designated candidates will be elected to the Board of Directors if any votes are cast for their election pursuant to Proposal 1. Proposal 2 for the ratification of the appointment of our independent public accounting firm and Proposal 8 for the advisory vote on the compensation of named executive officers, will be approved if the proposal receives the affirmative vote of a majority of the shares present, either in person or by proxy, and entitled to vote thereon at the Annual Meeting provided there is a quorum present. Each of proposals 3, 4, 5, 6 and 7 dealing with various proposed amendments to the Amended and Restated Certificate of Incorporation, or Certificate, will be approved if the proposal receives votes in favor by a majority of the outstanding shares entitled to vote. Although the vote on compensation of our named executive officers and the frequency of such votes, Proposals 8 and 9 respectively, are advisory only, that is, they are not binding on the Company, the Board will consider the results of the votes in its consideration of compensation of our named executive officers and the frequency of the advisory vote on such compensation. The Board has adopted a policy to hold advisory votes on the compensation of named executive officers every year. If the majority of votes cast for Proposal 9 are in favor of a frequency of one year, then the Company will be permitted, pursuant to rules adopted by the SEC, to exclude a subsequent stockholder proposal regarding the frequency of votes on the compensation of the named executive officers.

        Abstentions will not affect the outcome of the election of directors (Proposal 1) or Proposal 9. However, abstentions are effectively treated as a vote against each of the other matters to be considered at the Annual Meeting as such matters, to be adopted, must be approved by either a majority of the shares of Common Stock cast at the Annual Meeting in the case of Proposal 2 or a majority of the shares of Common Stock outstanding in the case of Proposals 3, 4, 5, 6 and 7.

        A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. In such cases, brokers may exercise discretion in voting on routine matters but may not exercise discretion and therefore will not vote on non-routine matters. Proposals 2, 4, 5, 6 and 7 are considered to be routine items and your broker will be permitted to exercise their discretion in voting such shares if you do not provide voting instructions. Proposals 1, 3, 8 and 9 are each considered non-routine and your broker may not vote on these matters without instruction from you.

        Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not affect the plurality vote for the election of directors (Proposal 1) and will not be counted for purposes of determining whether a proposal has received the approval of a majority of the votes cast at the Annual Meeting (Proposals 2 and 8). Abstentions and broker non-votes will have the effect of votes against Proposals 3, 4, 5, 6, and 7.

Attending the Annual Meeting

        If you plan to attend the Annual Meeting, please detach and retain the admission ticket attached to your proxy card. As capacity is limited, you may bring only one guest to the meeting. If you hold your stock through a broker, bank or other record holder, please bring evidence that you own Common Stock to the Annual Meeting and we will provide you with admission tickets. If you receive your Annual Meeting materials electronically and wish to attend the meeting, please follow the instructions provided for attendance. A form of government-issued photograph identification will also be required to enter the Annual Meeting.

Householding of Annual Meeting Materials

        The SEC permits corporations to send a single copy of the annual report and proxy statement to any household at which two or more stockholders reside if it appears they are members of the same family. Each stockholder will continue to receive a separate proxy card. By use of this procedure, referred to as householding, we can reduce the volume of duplicate information stockholders receive and can reduce waste and expenses for the Company. DIRECTV has instituted this procedure for all stockholders of record.

        If we sent only one set of these documents to your household and one or more of you would prefer to receive your own set, please contact Computershare by telephone at 1-877-498-8904 or by Internet at www.computershare.com.

        If a broker or other record holder holds your shares in DIRECTV, please contact your broker or other record holder directly if you have questions, require additional copies of the proxy statement or Annual Report, or wish to receive multiple reports by revoking your consent to householding.

Annual Report

        The annual report of DIRECTV to stockholders, or Annual Report, for the fiscal year ended December 31, 2010, is provided with this proxy statement.

Electronic Delivery of Annual Meeting Materials

        You can request the Annual Report and proxy materials of DIRECTV via the Internet. At your request, you will receive an e-mail notification when these documents are available electronically through the Internet. Registered stockholders (those with an account maintained in their name with Computershare) may sign up for this service at www.computershare.com/us/ecomms.

Voting Inspectors

        DIRECTV believes your vote should be private and we use an independent specialist to receive, inspect, count and tabulate proxies. DIRECTV has retained Computershare for this purpose. A representative of Computershare also acts as inspector of elections at the Annual Meeting.

Solicitation Costs

        DIRECTV will bear the expenses of printing and mailing this proxy statement and the costs for the solicitation of proxies. DIRECTV has retained Georgeson, Inc., for a fee of $12,500 plus reimbursement of expenses to assist in the solicitation of proxies. DIRECTV and its proxy solicitors will also request banks, brokers and other intermediaries holding shares of Common Stock beneficially owned by others to send this proxy statement to, and obtain proxies from, the beneficial owners and will, if requested, reimburse the record holders for their reasonable out-of-pocket expenses. Solicitation of proxies by mail may be supplemented by telephone and Internet, advertisements and personal solicitation by the directors, officers or employees of DIRECTV. No additional compensation will be paid to our directors, officers or employees for solicitation.

CODE OF ETHICS

        DIRECTV has adopted a Code of Ethics and Business Conduct which complies with the requirements of the NASDAQ and a Code of Ethics applicable to the Chief Executive Officer and Senior Financial Officers which complies with the requirements of Section 406 of the Sarbanes-Oxley Act of 2002. Required information regarding any amendment or waiver to the Code of Ethics that would otherwise require DIRECTV to file a Current Report on Form 8-K pursuant to Item 5.05 shall instead be disclosed on DIRECTV's website within four business days following the date of the amendment or waiver. You may access DIRECTV's Code of Ethics on DIRECTV's website at www.directv.com/investor. You can obtain a paper copy of the Code of Ethics by contacting the Secretary as provided on page 78.

DIRECTORS

Selection of Directors

        The Nominating and Corporate Governance Committee, or NCGC, is responsible for reviewing with the Board, on an annual basis, the appropriate skills and characteristics required of directors. While the NCGC has not established any specific minimum qualifications that a potential candidate must meet for nomination by the NCGC, important qualifying factors are level of education and business or public service experience. The assessment process by the NCGC also includes consideration of the ability to bring unique and fresh perspectives, including diversity, specific technical or business knowledge and expertise that might be beneficial to the Board and experience on the boards or management of other major corporations. The NCGC also takes into account the need to have candidates with the required financial sophistication and expertise to satisfy the requirements to serve on DIRECTV's Audit Committee.

        While the Board and NCGC do not have a specific policy regarding the consideration of diversity in identifying director nominees, both the NCGC and the entire Board appreciate the value to the Board and the Company of diversity among Board members. Though done on an informal basis, diversity is an important element for the members of the NCGC in the identification and consideration of and deliberations regarding potential candidates for service on the Company's Board. That consideration relates not only to race, gender and ethnic origin but also comprehends diversity in education, business and life experience and industry knowledge. The NCGC believes that such diversity improves the quality of the Board's discussions and deliberations, brings fresh and differing perspectives that are valuable to DIRECTV's senior management, and helps assure that diversity is a focus for the entire company. The NCGC conducts a formal diversity review of the Company every year and improving diversity within the Board and Company-wide will continue to be an important goal for the NCGC.

        Recommendations for potential candidates may come from members of the Board of Directors or management of DIRECTV or from stockholders as discussed below. The Company also has retained and may retain in the future an independent company that specializes in executive and director searches for major corporations. The NCGC typically bases its review on any written materials provided on any candidate. The NCGC determines whether the candidate meets DIRECTV's general qualifications, assesses specific qualities and skills and determines whether requesting additional information or an interview is appropriate. The independent company may also assist in the review process by facilitating communications with candidates concerning their interest in serving as a director and may help the NCGC to assess the fit of the individual with DIRECTV and its needs.

        The NCGC considers recommendations for Board candidates submitted by stockholders using the same criteria it applies to recommendations from directors and members of management. Subject to limitations in the Certificate, the Amended and Restated By-Laws, or By-Laws, as each may be amended from time to time, and applicable law, stockholders may submit recommendations by writing to the NCGC in care of DIRECTV, to the attention of the Secretary by first-class mail at 2230 E. Imperial Highway, El Segundo 90245 or by facsimile to 1-310-964-0843. To be considered by the NCGC for the 2012 annual meeting, recommendations for nominees must comply with the requirements described beginning on page 77 "Submission of Stockholder Proposals", unless otherwise required by law.

Composition of Board and Independence of Directors

        The Board currently consists of 8 members. Prior to the 2010 Annual Meeting of Stockholders, the Board had 11 members. Chase Carey's term as director expired on June 3, 2010, the date of the 2010 Annual Meeting, and he did not stand for re-election. Immediately prior to the close of the Malone Transaction on June 17, 2010, the Board had 10 members. As part of the Malone Transaction, Dr. Malone resigned as Chairman and he, Paul A. Gould and Gregory B. Maffei resigned as members of the Board of Directors effective June 17, 2010. Haim Saban resigned from the Board effective as of August 4, 2010. Samuel A. DiPiazza, Jr. was elected to the Board effective as of June 17, 2010 and Lorrie M. Norrington was elected to the Board effective as of February 10, 2011. During 2010, the Board held a total of twelve meetings.

        In 2010, average attendance at Board and meetings of the committees of the Board including the NCGC, the Audit Committee, the Compensation Committee, and the special committee established in connection with the Malone Transaction was 89%. For 2010, each incumbent director attended more than 75% of the aggregate of Board meetings and committee meetings for committees on which the director served.

        In addition to being members of the Board, independent directors may serve on one or more of three standing committees of the Board. Please refer to "Committees of the Board of Directors" starting on page 15 for information about committee responsibilities and current membership. Directors spend a considerable amount of time preparing for Board and committee meetings and, from time to time, may be called upon between meetings. The Board, and each committee, can retain outside advisors at the expense of the Company.

        The current By-Laws and Corporate Governance Guidelines include categorical standards for determining director independence adopted by the Board of Directors of DIRECTV. Such directors are referred to in the current By-Laws as Qualifying Directors. The standards for a Qualifying Director satisfy the NASDAQ and SEC criteria for independent director so when we refer to a Qualifying Director, we are referring to directors that satisfy both the standards established for independence by applicable NASDAQ and SEC rules and regulations and by the categorical standards for Qualifying Directors as set out in the By-Laws. The categorical standards for Qualifying Directors are as follows:

        "Qualifying Director" means a director who:

  A.
  Is not currently, and within the last five years has not been, employed by the Company or by a Company Affiliate.

  B.
  Has not received during any twelve (12) month period in the last three years more than $50,000 in direct compensation from the Company or from a Company Affiliate exclusive of:

  i.
  Director and Committee fees, including bona fide expense reimbursements.

  ii.
  Payments arising solely from investments in the Company's or such Company Affiliate's securities.

  iii.
  Payments in respect of a pension or other form of deferred compensation for prior service, provided that such payments are pursuant to plans or arrangements of the Company or such Company Affiliate generally available to similarly situated personnel.

  C.
  Is neither currently employed as an executive officer, nor is an Affiliate, of a company that provides professional, advisory or consulting services to the Company or to a Company Affiliate that has received more than $250,000 from the Company or such Company Affiliate during any 12-month period in the last two years.

  D.
  Is neither currently employed as an executive officer, nor is an Affiliate, of (i) a customer or supplier of the Company or a customer or supplier of a Company Affiliate that has made payments to, or received payments from, the Company or such Company Affiliate that exceed the greater of $200,000 or 1% of such other company's consolidated gross revenues in the most recent full fiscal year or (ii) a debtor or creditor of the Company or a debtor or creditor of a Company Affiliate where the amount owed to or by the Company or such Company Affiliate exceeds the greater of $200,000 or 1% of such company's assets, determined at the end of the most recently completed fiscal year of such other company.

  E.
  Is neither currently employed as an executive officer nor an Affiliate of a not-for-profit entity (including charitable organizations) that receives annual contributions from the Company or from a Company Affiliate that exceed $200,000.

  F.
  Is not, and for the past five years has not been, an executive officer of a for-profit company in which the Chief Executive Officer or another executive officer of the Company serves on the Board.

  G.
  Is not an immediate family member of an individual who has had any of the relationships described above within the time periods described above.

        Solely for purposes of the foregoing definition of "Qualifying Director," (i) a person shall be considered an "Affiliate" of another person if such first person exercises a controlling influence over the management or policies of such other person, whether through the ownership of securities, by contract or otherwise, and any person who beneficially owns, directly or indirectly, at least twenty percent (20%) or more of the voting interests of such other person is an Affiliate of such other person unless at such time another person or group of persons acting in concert owns in excess of fifty percent (50%) of the voting interests of such other person; (ii) "Company Affiliate" means a person that is currently or was at any time during the prior twenty-four months an Affiliate of the Company or of The DIRECTV Group, Inc.; (iii) "immediate family member" means an individual's spouse, parent and any person who shares an individual's home; and (iv) "executive officer" shall have the meaning ascribed thereto under the Securities Exchange Act of 1934, as amended. In determining whether any individual is a Qualifying Director under the foregoing definition (a) the Company shall be entitled to rely on information provided by such individual to the Company; and (b) the determination of a majority of the Qualifying Directors (other than such individual) shall be presumed to be valid.

        The review by the Board to determine independence of its members included consideration of, among other things, employment history, information publicly available from third party filings and responses to questionnaires completed by each director on commercial, banking, professional, charitable, familial and other relationships. Each director had the opportunity to ask questions of any member and to consider all relevant information. The Board conducted the review with the guidance of legal counsel on applicable standards and other relevant considerations.

        Based on a review by the Board of all relevant information, the Board has determined that each of Neil R. Austrian, Ralph F. Boyd, Jr., Samuel A. DiPiazza, Jr., Charles R. Lee, Peter A. Lund, Nancy S. Newcomb and Lorrie M. Norrington has no material relationship with the Company or, for the period prior to the closing of the Malone Transaction, with Liberty Media Corporation, either directly or as a partner, stockholder or officer of an organization that has such a relationship, and that each is an independent director as defined by the Securities Exchange Act of 1934 and the Corporate Governance Standards established by the NASDAQ, and each also qualifies as a Qualifying Director as defined by the current By-Laws. Prior to their resignation, each of Messrs. Gould and Saban qualified as an independent director and neither of Messrs. Malone or Maffei qualified as an independent director.

        Among the changes that will be included in the amendments to the By-Laws that will be adopted following the Annual Meeting based on the stockholder vote on Proposals 3, 4, 5, 6 and 7, is the deletion of the provisions related to Qualifying Director. Thereafter, independence of directors will be determined in accordance with the standards established by the NASDAQ.

Executive Session

        The non-employee directors meet in executive session at each meeting of the Board unless otherwise determined at the meeting, without members of management present. Because certain of the non-employee directors prior to the completion of the Malone Transaction did not qualify as independent directors, one additional executive session was held during 2010, attended only by independent directors.

        The executive sessions of the independent directors have such agendas and procedures as are determined by the Chairman of the NCGC, Neil R. Austrian, who presides at the executive sessions of the independent directors.

Corporate Governance Guidelines

        DIRECTV's Corporate Governance Guidelines, which outline, among other things, responsibilities of the Board, director qualification standards and Board independence criteria, are available on the Company's web site, at www.directv.com/investor. You may obtain a paper copy of the Corporate Governance Guidelines by contacting the Secretary as provided on page 78. The Corporate Governance Guidelines, which currently include provisions regarding Qualifying Directors, will be revised if Proposal 3 is approved and the revised version will be posted on the Company's website.

Board Leadership

        The Board of Directors does not have a policy regarding the separation of the roles of Chairman of the Board and Chief Executive Officer and believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Upon the resignation of Dr. Malone as Chairman, the Board considered the alternatives of continuing with a separate Chairman or combining the offices of Chairman and Chief Executive Officer and determined that having the Company's Chief Executive Officer serve as Chairman is in the best interest of the Company and its stockholders at this time. The Board believes that the combination of the offices facilitates the organization and efficiency of the Board meetings over the calendar year by permitting the Chief Executive Officer to develop a thoughtful and comprehensive agenda for review by the Board of the issues and matters most critical to the Company and to guide the review process in an manner that will assure efficient use of the time available to the Board. The Company believes that this structure also makes the best use of the Chief Executive Officer's knowledge of the Company and the industry as well as fostering greater communication between the Company's management and the Board.

        The Board also believes that the composition of the Board, with 7 of 8 current members qualifying as independent directors, as well as the strength and experience of the individual Board members, will assure that the Board continues to fully perform its duties and independently identify and assess the most important areas concerning the business, as well as to assess the performance of the Company's senior management, including the Chief Executive Officer. The Board has a strong lead director, Neil Austrian who, among other things, chairs meetings of the Board in the absence of the Chairman or when it is deemed appropriate in light of the Chairman's management role, chairs and sets the agenda for executive sessions of the independent directors, confers with the Chairman on the agenda, information flow and schedule of meetings, provides feedback to the Chairman on corporate and Board strategies and, together with the Chairman of the Compensation Committee, oversees the evaluation of the Chief Executive Officer. The Board will revisit the Board leadership arrangement on an annual basis.

Role of the Board in Risk Management

        Risk management is primarily the responsibility of the Company's management. However, the Board provides risk oversight to help assure that management has implemented processes to identify and manage the most significant risks associated with the business of the Company. The Board uses various means to fulfill this oversight responsibility. The Board reviews the annual business plan and receives updates on the results not less frequently than quarterly which include the relevant risks, such as strategic, financial, operational and reputational risks and the plans to address these risks. The Board does not believe that the Board's role in oversight has any meaningful impact on how the leadership of the Board should be structured.

        Additionally, an Enterprise Risk Management (ERM) program is in place which identifies significant risks, assigns executive management responsible for mitigating the risks, and provides regular reporting to the Audit Committee and to the Board on the status of the risks. The ERM program also assigns oversight for the risks to either the full Board or the appropriate Board committee depending on the nature of the risk. Each of the committees monitors management in evaluating risks that fall within that committee's areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors at the Company's expense.

        For information regarding the management of risk in connection with the compensation policies of the Company, please refer to "No Material Risks in Executive and Employee Compensation Programs" on page 46.

        In addition, as part of the Corporate Audit and Assurance Annual Risk Assessment, the Audit Committee is provided with annual reports on key risk areas. The Company's Vice President—Corporate Audit and Assurance, who functionally reports directly to the Audit Committee, performs this assessment and assists the Company to identify and assess risks as part of the ERM program. In connection with its risk oversight role, at each of its meetings, the Audit Committee meets privately with representatives from the Company's independent public accounting firm and separately with the Company's Vice President—Corporate Audit and Assurance.

        Finally, the Audit Committee provides oversight of the Company's culture and tone at the top through reports received on the Ethics/Whistleblower program as well as reports on the results of Sarbanes-Oxley testing of Entity Level Controls. The Audit Committee provides periodic reports to the Board that include these activities.

Stockholder Communications with the Board

        Stockholders wishing to communicate with the directors may send a letter by regular or express mail addressed to the Secretary, DIRECTV, 2230 E. Imperial Highway, El Segundo, CA 90245, Attention: Board of Directors. The Secretary will deliver all correspondence sent to that address to the directors on a quarterly basis, unless management determines in an individual case that it should be sent more promptly. All correspondence to directors may also be forwarded within DIRECTV to an appropriate subject matter expert for review. Stockholder concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of DIRECTV's Corporate Audit and Assurance function and handled in accordance with procedures established by the Audit Committee with respect to such matters, which include an anonymous toll-free hotline, 1-800-860-4031.

        Special procedures have been established for stockholders and other interested parties wishing to communicate directly with Mr. Austrian as Chairman of the NCGC and as the Lead Director of the independent directors or to the independent directors as a group. Such communications should be sent as provided above and addressed to the attention of the Secretary. DIRECTV will adhere to the following procedures:

  (1)
  Upon receipt, the Secretary shall consult with the General Counsel to determine if the communication should be directed to DIRECTV's Ethics Officer for disposition in accordance with DIRECTV's Procedure for Handling Ethics Complaints, or Ethics Procedure, or should be provided to the Chairman of the NCGC for disposition as provided below.

  (2)
  Based on the outcome of the above, the Secretary shall:

    •
    Provide the communication to DIRECTV's Ethics Officer for processing in accordance with the Ethics Procedure and notify Mr. Austrian that she has done so; or

    •
    Provide the actual communication, or a summary thereof (as approved by the General Counsel), to Mr. Austrian.

  (3)
  Following receipt of any communication or summary, Mr. Austrian, in consultation with the General Counsel or independent legal counsel, as he deems appropriate, will determine whether the communication or summary shall be given to all non-employee directors.

  (4)
  In any case, the Secretary shall retain copies of all such communications and make such communications available to non-employee directors, or to all directors, as directed by Mr. Austrian.

Annual Meeting Attendance

        DIRECTV does not require the attendance of directors at the Company's Annual Meeting. Eight members of the Board of Directors of DIRECTV as constituted at that time attended the 2010 Annual Meeting. The directors attending were Messrs. Austrian, Boyd, Gould, Lee, Lund, Maffei, White and Ms. Newcomb.

Director Information

        The current members of the Board of Directors of DIRECTV are set out in the following table (information as to age, position and committee membership is as of March 18, 2011, unless otherwise noted):

Name	Age	Position	Committee Memberships
Neil R. Austrian	71	Private Investor, Interim Chairman and Chief Executive Officer, Office Depot, Inc.	Nominating and Corporate Governance (Chair), Compensation
Ralph F. Boyd, Jr.	54	Executive Vice President/ Community Relations, Freddie Mac	Audit (Chair), Nominating and Corporate Governance
Samuel A. DiPiazza, Jr.	60	Former Global Chief Executive Officer, PricewaterhouseCoopers International Limited	Audit, Nominating and Corporate Governance
Charles R. Lee	71	Retired Chairman and Co-Chief Executive Officer, Verizon Communications, Inc.	Compensation (Chair), Nominating and Corporate Governance
Peter A. Lund	70	Private Investor and Media Consultant	Audit, Compensation, Nominating and Corporate Governance
Nancy S. Newcomb	65	Retired Senior Corporate Officer, Citigroup, Inc.	Audit, Nominating and Corporate Governance
Lorrie M. Norrington	51	Former President, eBay Marketplaces at eBay	Compensation, Nominating and Corporate Governance
Michael D. White, Chairman	59	Chairman, President and Chief Executive Officer	None

        Mr. DiPiazza and Ms. Norrington have been nominated and are standing for election at the Annual Meeting. As of the date of the mailing of this proxy statement, the NCGC had not yet completed its process to identify nominees to recommend to the Board to fill the three vacancies remaining following the Malone Transaction and Mr. Saban's resignation. Consequently, only two nominees are being presented for election by the stockholders. You cannot, by your proxy, vote for a greater number of persons than the number of nominees named, that is you are limited to voting for two nominees to the Board of Directors.

        The remaining vacancies will be filled by the remaining members of the Board in accordance with the provisions of the By-Laws of the Company. The NCGC has retained an independent consultant to assist in the identification and consideration of candidates that qualify pursuant to the standards and process described beginning on page 5. The NCGC is seeking to identify candidates that will qualify as independent directors, that will broaden the collective scope and depth of experience and knowledge on the Board, will further diversify the Board and will be able to devote the time and attention required for service on the Board and its committees.

        Included within the proposed Second Amended and Restated Certificate of Incorporation of the Company that is being submitted to stockholders for approval as Proposal 3 and corresponding changes that will be made to the By-Laws, is language that will result in a transition from the current classified board structure with various classes of directors serving three-year staggered terms to an unclassified structure where all directors would be elected on an annual basis for a one-year term. Currently, the Board is divided into three classes, designated Class I, Class II and Class III. Each class consists, as nearly as possible, of one-third of the total number of directors. The term of the Class III directors will expire on the date of the Annual Meeting, the term of the Class II directors will expire on the date of the 2012 annual meeting and the term of the Class I directors will expire on the date of the 2013 annual meeting.

Director Biographies and Business Experience

        Set forth below is a brief biography of the current members of the Board of Directors other than the directors proposed for election. We have also provided the particular experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a director of the Company. Comparable information for the current members of the Board of Directors that have been nominated and have agreed to stand for re-election at the Annual Meeting is provided as part of Proposal 1 which begins on page 17.

        Neil R. Austrian.    Class I—Term expires 2013

        Neil R. Austrian—Mr. Austrian has served as a director and as Chair of the Nominating and Corporate Governance Committee since December 2003 and has served on the Compensation Committee since February 2008. Mr. Austrian also served on the Audit Committee from February 2009 until February 2011. Mr. Austrian is a private investor. He was appointed the interim Chairman and Chief Executive Officer of Office Depot, Inc. in October 2010. He served in that same capacity from October 2004 until March 2005 and continues to serve as a member of the finance committee. Mr. Austrian served as President and Chief Operating Officer of the National Football League from 1991 until 1999. Prior to that, he was a Managing Director of Dillon, Read & Co., Inc. from 1987 until 1991.

        Mr. Austrian has extensive business accomplishments and his long and varied business career provides a significant resource to the Board and to the Company. His experience with the business of professional sports is particularly valuable to the Company given our focus on sports as a significant component of our differentiated product offering. His business career and his service on the boards of other major businesses, along with his commitment to service and the community as evidenced by his service as a board member of Community Anti-Drug Coalitions of America, provide a fully rounded personal and professional viewpoint. His experience with and exposure to governance issues make him the right choice to chair the Board's Nominating and Corporate Governance Committee and to serve as Lead Director. His financial background and his diverse business background have provided an excellent base for his service on the Board's Audit Committee and Compensation Committee.

        Ralph F. Boyd, Jr.    Class II—Term expires 2012

        Mr. Boyd has served as a director of the Company and as a member of the Company's Audit Committee and the Nominating and Corporate Governance Committee since December 2003. In February 2009, Mr. Boyd was appointed by the Board as the Chair of the Audit Committee. Since February 2005, Mr. Boyd has served as the Executive Vice President/Community Relations of the Federal Home Loan Mortgage Corporation, or Freddie Mac, the Chairman or President and CEO of the Freddie Mac Foundation, and a director of the Home Ownership Funding Corporation I and II, two real estate investment trust affiliates of Freddie Mac. Prior to that, Mr. Boyd was the General Counsel of Freddie Mac from April 2004 to February 2005. From 2003 through March 2004, Mr. Boyd was a senior litigation partner in the Washington, D.C. office of the law firm of Alston & Bird, LLP. Mr. Boyd was an Assistant Attorney General of the United States for Civil Rights in the U.S. Department of Justice from 2001 until 2003 and a litigation and trial partner with the Boston law firm of Goodwin Procter LLP from 1997 until 2001. Mr. Boyd also served as an Assistant U.S. Attorney in the Criminal Division of the Boston U.S. Attorney's Office from 1991 until 1997. From January 2004 to

November 2006, he was the U.S. Member of the Geneva-based Committee on the Elimination of All Forms of Racial Discrimination, a United Nations Treaty body. He currently serves as a Trustee, Audit Committee Chair and member of the Investment Committee of the National Housing Partnership Foundation.

        Mr. Boyd is a graduate of Haverford College and Harvard Law School. Mr. Boyd's formal legal training and his experience with the U.S. Attorney's Office, as a senior litigator for a major law firm and general counsel for Freddie Mac, provide a background and perspective that augments and compliments the skill sets of the other Board members. His legal experience has been of great value in helping the Board assess and understand significant legal issues and risks faced by the Company. His career with Freddie Mac following his service as general counsel has added solid business experience. In addition, his service with organizations like the Committee on the Elimination for All Forms of Racial Discrimination and the National Housing Partnership Foundation and his role within Freddie Mac for community relations, rounds out his experience and permits him to provide valuable insight into the legal, social and ethical responsibilities of the Company. Mr. Boyd has a long history of involvement in community matters, and currently serves on several non-profit boards. He is Chairman of the Board of Easter Seals of the Greater Baltimore-Washington Region, Vice Chair and Secretary of the Center City Public Charter Schools Board of Directors, and a member of the Executive Committee of the American Association of People with Disabilities. His legal and regulatory experience, focus on corporate responsibility and commitment to service is particularly useful in his role on the Nominating and Corporate Governance Committee of the Board and, combined with his business and financial acumen, have been considered by the Board in appointing Mr. Boyd to chair the Board's Audit Committee.

        Charles R. Lee.    Class I—Term expires 2013

        Mr. Lee has served as a director and a member of the Compensation Committee and Nominating and Corporate Governance Committee since December 2003 and Chair of the Compensation Committee since February 2006. From April 2002 to December 2003, Mr. Lee served as the non-executive Chairman of Verizon Communications, Inc., or Verizon. From 2000 through 2002, Mr. Lee served as Chairman and Co-Chief Executive Officer of Verizon. Previously, Mr. Lee served as Chairman of the Board of Directors and Chief Executive Officer of GTE Corporation. Mr. Lee is also a director of The Procter & Gamble Company, United Technologies Corporation, United States Steel Corporation and Marathon Oil Corporation. He is a member of the audit committees of United States Steel Corporation and Marathon Oil Corporation and is Chairman of the audit committee of The Procter & Gamble Company. Mr. Lee is a Trustee Emeritus and Presidential Councilor of Cornell University. He serves on the Board of Overseers for The Weill Cornell Medical College and is a member of the Business Council.

        Mr. Lee received his bachelor's degree in metallurgical engineering from Cornell University and a master's degree in business administration with distinction from the Harvard Graduate School of Business Administration. Mr. Lee has had a long and successful business career with a depth of experience in corporate finance and executive leadership. In addition, Mr. Lee serves on the boards of other major corporations. His experience with a major telecommunications company and consumer products company are particularly helpful to the Board in understanding the communications and media businesses as it relates to the business and strategy of the Company. Mr. Lee is also committed to public service. His executive and directorship experience and breadth of understanding of U.S. business provide an excellent background for his role as Chair of the Board's Compensation Committee and as a member of the Nominating and Corporate Governance Committee.

        Peter A. Lund.    Class II—Term expires 2012

        Mr. Lund has served as a director of the Company and as a member of the Compensation Committee and the Audit Committee since 2000 and was named to the Nominating and Corporate Governance Committee in February 2011. Mr. Lund served as Chairman of the Compensation Committee from December 2003 to February 2006. Mr. Lund is a private investor and media consultant. Mr. Lund served as President and CEO—CBS, Inc., and President and CEO—CBS Television and Cable from October 1995 to June 1997. In a career spanning 20 years at CBS, Mr. Lund held numerous positions, including President—CBS Broadcasting Group, President—CBS Sports, President—CBS Television Stations and President—CBS Television Network. Mr. Lund is a director of Crown Media Holdings, Inc. and Emmis Communications Corporation.

        Mr. Lund brings years of experience in broadcasting, film and media to the DIRECTV Board of Directors. This broad experience in media and entertainment is of particular value to the Company as it provides a breadth and depth of understanding and insight that relates directly to the business of the Company. Mr. Lund understands the challenges facing the Company and has experience as a chief executive officer and an appreciation of the challenges faced by the senior management of the Company. In addition, Mr. Lund has a strong financial background which, combined with his entertainment experience, makes him an appropriate candidate to serve on the Board's Audit Committee and Compensation Committee.

        Nancy S. Newcomb.    Class II—Term expires 2012

        Ms. Newcomb has served as a director of the Company and a member of the Audit Committee since February 2006. Since April 2008, Ms. Newcomb has also served on the Nominating and Corporate Governance Committee. Ms. Newcomb served as a senior corporate officer, risk management, of Citigroup from May 1998 until April 2004. She served as a customer group executive of Citicorp (the predecessor corporation) from December 1995 to April 1998, as a division executive, Latin America, from September 1993 to December 1995 and as the principal financial officer responsible for liquidity, funding and capital management from January 1988 to August 1993. Ms. Newcomb currently serves as a director and member of the audit committee of each of Moody's Corporation and Sysco Corporation. Ms. Newcomb is also a member of the Governing Council of the Van Leer Group Foundation, the Netherlands.

        Ms. Newcomb earned her B.A. from Connecticut College and a Masters in Economics from Boston University. She has extensive business experience including executive positions in the areas of customer service, international and finance. These broad experiences in areas that are particularly important for our Company make her a valuable addition to the Board. Her responsibilities with Citigroup in the area of risk management are valuable for the Board and the Company in the current business environment and suit her role as member of the Audit Committee and Nominating and Corporate Governance Committee. Her experience is rounded out by her service on the boards and audit committees of Moody's Corporation and Sysco Corporation and her public service as Co-Chair of the Executive Committee of the New York Historical Society and on the executive committee of the Woods Hole Oceanographic Institute.

        Michael D. White    Class I—Term expires 2013

        Mr. White was elected President and Chief Executive Officer of the Company effective January 1, 2010, was elected as the Chairman of the Board on June 17, 2010, and has served as a director since November 18, 2009. He served on the Board of Directors and as Vice Chairman of PepsiCo from March 2006 to November 30, 2009 and as Chairman and Chief Executive Officer of PepsiCo International from February 2003 to November 30, 2009. From 2000 to 2003, Mr. White served as President and Chief Executive Officer of Frito-Lay's Europe/Africa/Middle East division. From 1998 to 2000, Mr. White was Senior Vice President and Chief Financial Officer of PepsiCo. Mr. White has also served as Executive Vice President and Chief Financial Officer of PepsiCo Foods International and Chief Financial Officer or Frito-Lay North America. He joined Frito-Lay in 1990 as Vice President of Planning. Mr. White is also a director of Whirlpool Corporation, chairman of its human resources committee and a member of its corporate governance and nominating committee.

        Mr. White is management's voice on the Board. He received his BA from Boston College and a Masters in International Relations from Johns Hopkins University. His broad business experience and responsibilities included a twenty-year stint with PepsiCo which consisted of significant senior executive experience in finance and international operations. During that time he led a transformation of PepsiCo's international business and helped engineer numerous acquisitions. Prior to PepsiCo, Mr. White also held executive positions at Avon Products, Inc., Bain & Company and Arthur Andersen & Co. He was selected by the Board to serve as CEO and President not only based on his business experience but also based on the Board's assessment of his ability to work proactively with the Board to develop and implement a strategy for success for the Company in the coming years.

COMMITTEES OF THE BOARD OF DIRECTORS

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee, or NCGC, currently has seven members all of whom are independent directors as defined by the NASDAQ and the By-Laws and are also Qualifying Directors. Mr. Lund and Ms Norrington were named to the NCGC in February 2011 and did not participate in any of the NCGC meetings in 2010. The NCGC met five times in 2010. The NCGC is responsible for taking a leadership role in shaping the corporate governance of DIRECTV and is responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to DIRECTV and to periodically review and recommend changes to those guidelines. The NCGC also conducts an annual review of the Company's Code of Ethics and Business Conduct and the Company's Code of Ethics applicable to the Chief Executive Officer and Senior Financial Officers. It also researches and recommends candidates for membership on the Board, considers whether to nominate incumbent members for re-election, makes recommendations to the Board as to the determination of director independence and recommends to the Board retirement policies for directors. The NCGC also makes recommendations concerning committee memberships, chairs and rotation, and sets the agendas for the executive sessions of the independent directors. The current charter of the NCGC may be accessed on DIRECTV's website at www.directv.com/investor. A paper copy of the charter may be obtained by contacting the Secretary as provided on page 78.

        Membership: Neil R. Austrian, Chair; Ralph F. Boyd, Jr.; Samuel A. DiPiazza, Jr.; Charles R. Lee; Peter Lund, Nancy S. Newcomb; Lorrie M. Norrington.

Audit Committee

        The Audit Committee currently has four members all of whom are independent directors as defined by the NASDAQ and the By-Laws and are also Qualifying Directors. Mr. Austrian, who resigned from the Audit Committee in February 2011, was a member of the Audit Committee for all of 2010. The Audit Committee met five times in 2010. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities for the financial reports and other financial information provided by DIRECTV to the stockholders and others, DIRECTV's system of internal controls, the Company's compliance procedures for the employee code of ethics and standards of business conduct, DIRECTV's audit, accounting and financial reporting processes generally and to review and decide upon proposed transactions with related parties. Based on the education, experience and offices held as described in more detail in the biographical information provided on each on pages 12, 13, 14, 17 and 18, the Board has determined that each of Messrs. Boyd, DiPiazza and Lund and Ms. Newcomb are qualified to serve as the Audit Committee's financial experts and each satisfies the standard for "audit committee financial expert" under the Sarbanes-Oxley Act of 2002. The charter of the Audit Committee may be accessed on DIRECTV's website at www.directv.com/investor. A paper copy of the charter may be obtained by contacting the Secretary as provided on page 78.

        Membership: Ralph F. Boyd, Jr., Chair; Samuel A. DiPiazza, Jr., Peter A. Lund; Nancy S. Newcomb.

Compensation Committee

        The Compensation Committee currently has four members. The Board has determined that each member is an independent, non-employee or outside director under applicable NASDAQ rules, Rule 16b-3 under the Securities Exchange Act of 1934 and Section 162(m) of the Internal Revenue Code of 1986 as amended from time to time, or the Code. Each committee member has also been determined to be a Qualifying Director. The Compensation Committee met five times in 2010. Executive sessions without members of management present are held when appropriate and at least once each year. The members of the Compensation Committee are not eligible to participate in any of the compensation plans or programs that it administers, except for the standard compensation received in connection with service on the Board and its committees.

        The Compensation Committee:

  •
  Sets the level of compensation of the CEO, and the other elected officers of the Company, reviews and approves corporate goals and objectives relevant to the compensation of the CEO and the other officers, and evaluates performance in light of those goals and objectives;

  •
  Approves, amends and administers all plans, programs and other arrangements, designed and intended to provide compensation primarily for executive officers;

  •
  Recommends for approval by stockholders and administers all equity-based plans;

  •
  Monitors compliance by executives with the Company's stock ownership policy as approved by the Compensation Committee or the Board;

  •
  Reviews the compensation levels and program designs for directors for service on the Board and its committees and recommends changes in compensation to the Board;

  •
  Evaluates the Compensation Committee's performance at least annually and reports to the Board on such evaluation; and

  •
  Reviews and approves the Compensation Discussion and Analysis and prepares the Committee's report to be included in the Company's annual proxy statement.

        The Compensation Committee may delegate its authority to subcommittees or the Chairman of the Compensation Committee with the authority to act on the Compensation Committee's behalf. The Compensation Committee has delegated authority over the granting and administration of stock-based awards, other than awards to elected officers, to the Special 2010 and 2004 Stock Plan Committees, which consist solely of the CEO. As successor administrator of the previous Hughes Electronics Incentive Plan, The DIRECTV Group, Inc. 2004 Stock Plan and The Liberty Entertainment, Inc. Transitional Stock Adjustment Plan, the Compensation Committee has delegated certain administrative authority over outstanding stock awards to executives and managers other than elected officers to a committee consisting of the CEO and the senior executive for Human Resources. As administrator of the employee and executive benefit plans and programs, the Committee has delegated certain design and administrative authority to two management committees, the Administrative Committee and the Investment Review Committee. The charter of the Compensation Committee may be accessed on DIRECTV's website at www.directv.com/investor. A paper copy of the charter may be obtained by contacting the Secretary as provided on page 84.

        Membership: Charles R. Lee, Chair; Neil R. Austrian; Peter A. Lund; Lorrie M. Norrington.

Special Committees

        In connection with the Malone Transaction, the Board formed a special committee comprised of six independent directors, which considered and acted upon certain matters in connection with the Malone Transaction. The special committee oversaw the negotiations, approved the terms and recommended that the Board approve the Malone Transaction.

PROPOSAL 1

ELECTION OF DIRECTORS

        If Proposal 4, amendment of the Certificate to declassify the Board, is approved by the stockholders, the Certificate will be amended to provide for a transition from the current classified board structure with various classes of directors serving three-year staggered terms to an unclassified structure where all directors would be elected on an annual basis for a one-year term. Currently, the Board is divided into three classes, designated Class I, Class II and Class III. Only those directors in Class III are standing for re-election at the Annual Meeting. They are Samuel D. Piazza, Jr. and Lorrie M. Norrington.

        If Proposal 4 is approved by the stockholders, then the term for directors elected at the Annual Meeting will expire on the date of the 2012 annual meeting of stockholders. If Proposal 4 is not approved by stockholders, then the term for directors elected at the Annual Meeting will expire on the date of the 2014 annual meeting. Each nominee has consented to serve if elected. If any nominee should become unavailable to serve as a director, and if the Board designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board. You may not vote your proxy for a greater number of persons than the nominees named.

        Please refer to the table titled "Security Ownership of Directors, Named Executive Officers and Certain Other Beneficial Owners" on page 21 for information pertaining to stock ownership by the nominees.

Biographical Information and Business Experience

  Samuel A. DiPiazza, Jr.    Class III—Term expires 2011

        Mr. DiPiazza has served as a director of the Company since June 3, 2010 and as a member of the Audit Committee and the Nominating and Corporate Governance Committee since August 3, 2010. He served as Global Chief Executive Officer of PricewaterhouseCoopers International Limited (PwC) from 2002 to 2009. Mr. DiPiazza began his career with PwC in 1973 and was named partner in 1979, serving as a leading tax partner. From 1979 to 2002, he held various regional leadership roles within PwC's domestic practice, eventually serving as Chairman and senior partner of its U.S. operations and as a member of the global leadership team. Mr. DiPiazza serves as a trustee of the International Accounting Standards Committee Foundation, is past chairman of the Geneva-based World Business Council on Sustainable Development, serves on the USA Foundation Board of the World Economic Forum, and is a member of the executive committee and the immediate past chairman of the board of trustees of The Conference Board, Inc. He is also the past global chairman of Junior Achievement Worldwide and serves as a member of the executive council of the Inner-City Scholarship Fund in New York City. He currently serves as a director and a member of the audit committee of Apollo Group, Inc. since 2010.

        Mr. DiPiazza was identified as a candidate to serve on our Board because of his extensive business experience and, in particular, his depth and breadth of knowledge and experience in the accounting field and his prowess in the field of corporate governance. As noted above, Mr. DiPiazza spent much of his career with PwC which is internationally recognized as one of the preeminent accounting firms where he held several senior management positions. In addition, his experience includes service on the oversight bodies of the Financial Accounting Standards Board (2002 to 2005) and the International Accounting Standards Board (2006 to present). He is also the co-author of "Building Public Trust—The Future of Corporate Accounting", a book written in the wake of Enron and similar corporate disasters, which highlights the best practices for global financial reporting and presents new approaches to reforming financial reporting, that will improve markets and benefit stockholders. His experience and skills are valuable to the Board and to our Audit Committee in particular. In addition, his service in several leadership positions within PwC enables him to understand the challenges faced by the Company and to assist senior management in addressing those challenges.

  Lorrie M. Norrington    Class III—Term expires 2011

        Ms. Norrington was elected as a director on February 10, 2011 and was also named to serve on the Compensation and Nominating and Corporation Governance committees of the Board. She has been a director of McAfee, Inc. since December 2009. From July 2008 until September 2010, she served as President of eBay Marketplaces, the world's leading online marketplace. In addition, Ms. Norrington served as Chief Operating Officer of eBay Marketplaces from January 2008 to July 2008, leading the operation of eBay's global network of Internet sites. She served as President of eBay International in Europe and Asia-Pacific from June 2006 until January 2008. Prior to joining eBay, Ms. Norrington served from June 2005 to July 2006 as President and CEO of Shopping.com, Inc., an online shopping comparison site acquired in 2006 by eBay. Prior to that, Ms. Norrington served as executive vice president in the office of the CEO of Intuit Inc., a business and financial management software company, from August 2001 to March 2005. Prior to joining Intuit, Ms. Norrington served in a variety of executive positions at General Electric Company over a twenty-year period, working in a broad range of industries and businesses.

        Ms. Norrington holds a Bachelor of Science degree in Business Administration from University of Maryland and a Master in Business Administration degree from the Harvard Business School. She has significant expertise in growing and scaling global businesses, driving operational excellence and motivating large organizations across a broad range of business. She has 30 years of experience in technology businesses and over 10 years of that experience is with consumer related products. Much of her career was focused on product development. Ms. Norrington helped launch a women's business network while at GE that currently has thousands of members worldwide and started a similar network when she joined Intuit. The Board believes that her leadership skills, and her combination of technology and consumer focused experience along with her experience in product development will be a valuable asset to the Board and will offer important perspectives to the Company's management.

        The Board of Directors recommends that the stockholders vote "FOR" the election of each of the nominees named above for election to the Board of Directors for the term as provided above.

 EXECUTIVE OFFICERS

        The names and ages of the executive officers of DIRECTV as of March 18, 2011, and their positions with DIRECTV are as follows:

Executive Officers	Age	Position
Michael D. White	59	Chairman, President and Chief Executive Officer
Joseph A. Bosch	53	Executive Vice President and Chief Human Resources Officer
Bruce B. Churchill	53	Executive Vice President, President and Chief Executive Officer of DIRECTV Latin America, LLC and President—New Enterprises
Patrick T. Doyle	55	Executive Vice President and Chief Financial Officer
Larry D. Hunter	60	Executive Vice President and General Counsel
Michael W. Palkovic	53	Executive Vice President—Operations
Romulo Pontual	51	Executive Vice President and Chief Technology Officer
J. William Little	41	Senior Vice President and Treasurer
John Murphy	42	Senior Vice President, Controller and Chief Accounting Officer

        The Board of Directors elected each of the above executive officers. Executive officers of DIRECTV serve at the discretion of the Board of Directors and may be removed at any time by the Board with or without cause.

        Joseph A. Bosch.    Mr. Bosch has served as Executive Vice President and Chief Human Resources Officer of the Company since August 2010. Prior to joining the Company, Mr. Bosch served as Senior Vice President of Human Resources for Centex Corporation from July 2006 to August 2009. Previously, Mr. Bosch served as Senior Vice President of Human Resources for Tenet Healthcare Corporation from August 2004 to June 2006. He served in a variety of senior human resources management positions with Pizza Hut, Pizza Hut International and other Pepsi-Cola North America operations.

        Bruce B. Churchill.    Mr. Churchill has served as the Executive Vice President of the Company, President of the DIRECTV Latin America business and as President—New Enterprises since January 2004. He served as Chief Financial Officer of the Company from January 2004 until March 2005. Prior to joining the Company, Mr. Churchill served as President and Chief Operating Officer of STAR, a position he held beginning in May 2000. Previously, he served as the Deputy Chief Executive Officer of STAR since 1996. Prior to joining STAR, Mr. Churchill served as Senior Vice President, Finance at Fox Television.

        Patrick T. Doyle.    Mr. Doyle has served as Executive Vice President since October 2008 and has served as Chief Financial Officer of the Company since October 2007 when he was also appointed as Senior Vice President. He served as Treasurer, Controller and Chief Accounting Officer of the Company from June 2001 to October 2007. He was appointed Corporate Vice President and Controller in July 2000 and Treasurer in June 2001. Previously, Mr. Doyle served as Vice President, Taxes from October 1996 to July 2000 and was given the additional responsibility of Corporate Development in June 1997.

        Larry D. Hunter.    Mr. Hunter has served as Executive Vice President and General Counsel of the Company since January 2004. He also served as Interim Chief Executive Officer from July 1, 2009 until December 31, 2009. Mr. Hunter served as Senior Vice President from June 2001 to January 2004 and as General Counsel since December 2002. He was named Associate General Counsel in June 2001 and was named Corporate Vice President in August 1998. Mr. Hunter served as Chairman and Chief Executive Officer of DIRECTV Japan from 1998 until 2001. Mr. Hunter was assigned responsibility for overseeing the Human Resources and Corporate Communications departments in 2007, and the Administration department in 2008, and retained those responsibilities until July 2010.

        Michael W. Palkovic.    Mr. Palkovic has served as the Executive Vice President—Operations since October 2007. He served as Chief Financial Officer of the Company from March 2005 to October 2007. He served as Senior Vice President of the DIRECTV U.S. business from December 2000, was promoted to Executive Vice President in February 2004 and served as the Chief Financial Officer of the DIRECTV U.S. business from July 2001 to October 2007. Mr. Palkovic joined the Company in 1996 and prior to that held various positions at Times Mirror Cable Television.

        Romulo Pontual.    Mr. Pontual has served as Executive Vice President and Chief Technology Officer of the Company since January 2004. Prior to joining the Company, Mr. Pontual served as Executive Vice President, Television Platforms at News Corporation since 1996.

        J. William Little.    Mr. Little has served as Senior Vice President, Treasurer and Business Development since June 2007. He served as Vice President Business Development from August 2004 to June 2007. Prior to joining the Company, Mr. Little was a Vice President in the Investment Banking Division of Merrill Lynch & Co., where he served from 2000 to 2004. Previously, he held various positions at Lazard Fréres and Donaldson, Lufkin & Jenrette.

        John F. Murphy.    Mr. Murphy has served as Senior Vice President, Controller and Chief Accounting Officer of the Company since November 2007. He served as Vice President & General Auditor from October 2004 to November 2007. Previously, Mr. Murphy served as Vice President—Finance and Emerging Businesses for Experian Group Ltd. Mr. Murphy was head of internal audit activities at International Rectifier, JDS Uniphase, and Nestle USA.

 SECURITY OWNERSHIP OF DIRECTORS, NAMED EXECUTIVE OFFICERS,
AND CERTAIN OTHER BENEFICIAL OWNERS

        The beneficial ownership as of March 1, 2011 of Common Stock for each current director and nominee for director, each named executive officer, and all current directors and officers as a group is shown in the following table. [Numbers to be updated]

	Amount and Nature of Beneficial Ownership(1)(4)
Name of Beneficial Owner	Shares Beneficially Owned		Deferred Stock Units(2)	Stock Options(3)
Neil R. Austrian	10,000		17,180
Ralph F. Boyd, Jr.	8,158		5,660
Samuel A. DiPiazza, Jr.	3,000
Charles R. Lee	50,000		7,180	5,000	(6)
Peter A. Lund	27,180
Nancy S. Newcomb	22,180
Lorrie M. Norrington	0
Michael D. White	159,400			1,011,000
Bruce B. Churchill	56,872
Patrick T. Doyle	68,431	(5)
Larry D. Hunter	109,003	(5)
Michael W. Palkovic	19,088	(5)
All Directors and Executive Officers as a group ([16] persons)	573,615		40,020	1,016,100

(1)
This table does not include any shares of Common Stock that may be held by pension and profit-sharing plans of other corporations or endowment funds of education and charitable institutions for which various directors and executive officers may serve as directors or trustees. The address for all directors and executive officers of the Company is c/o DIRECTV, 2230 E. Imperial Highway, El Segundo, CA 90245. Unless otherwise indicated, beneficial ownership of Common Stock represents both sole voting and sole investment power.

(2)
Does not include unvested and undistributed restricted stock units.

(3)
Includes all options exercisable, whether or not having current value, within 60 days of March 14, 2011.

(4)
Each of the individuals listed above, as well as all of the current directors and officers as a group own less than 1% of the outstanding shares and voting power of Common Stock.

(5)
Includes shares held in trust by State Street Bank and Trust Company, as Trustee of the DIRECTV 401(k) Savings Plan as of February 28, 2011. Shares are owned pursuant to a Rule 16b-3 exempt employee savings plan.

(6)
Issued under the Hughes Electronics Corporation Plan for Non-Employee Directors.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Federal securities law requires that directors and certain officers of the Company report to the SEC and the Company, within certain periods, how many shares of the Company's equity securities they own and if they conducted any transactions in that stock. Based upon information furnished by these stockholders, the Company believes that all required filings for 2010 have been made in a timely manner except that, due to a clerical error by the Company, Mr. Little and Mr. White each filed one late Form 4 filing covering one transaction.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS

        The following table gives information about each entity known to the Company to be the beneficial owner of more than 5% of Common Stock as of February 28, 2011. The shares listed below do not include the Common Stock held by the pension or profit sharing plans of any other corporation or other entity, or of any endowment funds of an educational or charitable institution of which a director or executive may serve as a director or trustee.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Class A	Southeastern Asset Management, Inc. 6410 Poplar Avenue, Suite 900 Memphis, TN 38119	50,816,036	(2)	[6.1]	%
Class A	BlackRock, Inc. 40 East 52nd Street New York, NY 10022	42,464,443	(3)	[5.09]	%
Class A	Capital Research Global Investors 333 South Hope Street Los Angeles, CA 90071	57,559,500	(4)	[6.9]	%

(1)
Based upon                    Class A shares outstanding plus                    Class A shares representing all options that may be exercised by directors or executive officers within 60 days of March 1, 2011, whether or not having current value.

(2)
Information based solely on Schedule 13G/A filed by stockholder with the Securities and Exchange Commission on February 7, 2011, which reflects ownership of a group consisting of Southeastern Asset Management, Inc., and Mr. O. Mason Hawkins, Chairman of the Board and CEO of Southeastern Asset Management, Inc. The filing states that the shares reported are owned legally by the investment advisory clients of Southeastern Asset Management, Inc., and none are owned directly or indirectly by Southeastern Asset Management, Inc. The filing further states that it is also being filed by Mr. Hawkins in the event that he could be deemed to be a controlling person of Southeastern Asset Management, Inc., as a result of his official positions with or ownership of its voting securities. The filing expressly disclaims the existence of such control and states that Mr. Hawkins does not own directly or indirectly any of the securities covered by the filing. At December 31, 2010, Southeastern Asset Management, Inc., reported sole power to vote or direct the vote of 29,078,379 shares, shared the power to vote or direct the vote of 15,136,333 shares and had no power to vote 6,601,324 shares. At December 31, 2010, Southeastern Asset Management, Inc. reported sole power to dispose or direct the disposition of 35,679,703 shares and shared power to dispose or to direct the disposition of 15,136,333 shares.

(3)
Information based solely on Schedule 13G/A filed by the stockholder with the Securities and Exchange Commission on February 4, 2011, which reflects ownership by BlackRock, Inc. as a parent holding company. As of December 31, 2010, BlackRock, Inc. reported sole power to vote or direct the vote and to dispose or direct the disposal of 42,464,443 shares.

(4)
Information based solely on Schedule 13G filed by the stockholder with the Securities and Exchange Commission on February 11, 2011, wherein Capital Research Global Investors disclaims beneficial ownership as a result of CRMC acting as investment adviser to various investment companies under Section 8 of the Investment Company Act of 1940. Capital Research Global Investors reported sole voting and dispositive power as to 57,559,500 shares of Common Stock of the Company.

2010 DIRECTOR COMPENSATION

        Summary of Changes in 2010.    There were no changes in the Board's compensation programs during 2010.

        There were a number of changes in Board membership that affected the compensation reported in the 2010 Directors Compensation Table on page 25. Mr. Carey did not stand for re-election as a director, so his term ended on June 3, 2010. Messrs. Gould, Maffei and Malone resigned from the Board on June 16, 2010 at the conclusion of the Malone Transaction. Mr. Saban resigned from the Board on August 3, 2010. Mr. DiPiazza joined the Board on June 17, 2010.

        Compensation.    The two principal components of compensation for directors are (i) annual cash compensation for service on the Board and its Committees and (ii) annual stock compensation for service on the Board. Mr. White, who is an employee director, is not compensated as a member of the Board.

        Many aspects of compensation for the Company's directors are similar to those of the executives.

  •
  Directors' compensation is evaluated annually and against the same peer group of companies as the named executive officers; the peer group of companies is discussed further at page 39.

  •
  Target levels of Board and Committee compensation are approximately at the median for the peer group.

  •
  Stock-based compensation is approximately 50% of total compensation.

  •
  The directors are subject to a stock ownership guideline to hold all stock-based compensation for the duration of their term on the Board.

        To assist in determining the forms and levels of director compensation, the Committee engaged the same independent Consultant as it uses for executive compensation. As part of the Compensation Committee's regular review of Board compensation, the Consultant prepared an assessment of Board compensation among the peer group and in other industries. Based on this assessment, the Compensation Committee determined that there would be no changes in Board compensation for 2010. The 2010 cash and stock compensation for the non-employee directors is as follows (the Company does not pay any compensation on a "per meeting" basis):

Supplementary Chart 1—Annual Board Of Directors Compensation

Cash Board Compensation	$80,000
Stock Board Compensation	$120,000
Audit Committee Chair	$30,000
Other Committee Chair	$20,000
Audit Committee Member	$15,000
Other Committee Member	$10,000

        Non-employee directors are reimbursed for related travel expenses and all directors are eligible for complimentary DIRECTV programming and matching of charitable gifts consistent with the Company's policies for employees. There are no separate benefit plans for directors, other than the savings plan described in this section. Directors are not eligible to participate in any other compensation or benefit program for the Company's employees. Our Certificate and By-Laws provide for indemnification of the Company's directors and officers and we maintain director and officer liability insurance.

        The 2010 Director Compensation Table and the notes following the table provide information regarding director compensation.

 2010 DIRECTOR COMPENSATION

Name (a)	Fees earned or paid in cash ($) (b)	Stock Awards ($) (c)	All Other Compensation ($) (d)	Total ($) (e)
Neil R. Austrian	175,016	120,008	6,752	301,776
Ralph F. Boyd, Jr.	120,012	120,008	22,498	262,518
Chase Carey	40,002	120,008	26,222	186,232
Samuel DiPiazza	57,089	120,270	4,037	181,396
Paul A. Gould	50,010	120,008	36,214	206,232
Charles R. Lee	110,016	120,008	27,422	257,446
Peter A. Lund	105,012	120,008	6,994	232,014
Gregory Maffei	40,002	120,008	30,005	190,015
John Malone	40,002	120,008	8,056	168,066
Nancy Newcomb	105,012	120,008	28,545	253,565
Haim Saban	60,008	120,008	26,011	206,027

        Cash Compensation.    The amounts shown in column (b) represent the cash compensation paid to the directors or contributed to the savings plan by the directors during 2010. The savings plan is discussed below. The compensation shown for Messrs. Carey, DiPiazza, Gould, Maffei, Malone, and Saban reflects each director's partial year of service on the Board. Mr. Austrian's amount includes $50,000 for his service on the Special CEO Search Committee in 2009.

        Stock Compensation.    The amounts shown in column (c) are the grant date fair value of stock compensation paid during 2010. The fair value on the February 22, 2010 grant date was $33.71 per share, which is the closing stock price of the Common Stock on that date. The number of shares provided as stock compensation for the year were determined as $120,000 in target value divided by the closing stock price, and rounded up to the next higher 10 shares. This calculation resulted in a 2010 payment of 3,560 shares worth $120,008 on the grant date to each director, except for Mr. DiPiazza. Mr. DiPiazza joined the Board mid-year and received 3,000 shares as stock compensation for 2010 based on the $40.09 closing stock price on December 30, 2010.

        Savings Plan.    The independent directors are eligible to participate in a savings plan called the DIRECTV Deferred Compensation Plan for Non-Employee Directors or the Directors Deferred Compensation Plan, which is a pre-tax savings plan subject to Section 409A of the Internal Revenue Code or the Code. A director may elect to contribute any combination of cash compensation up to 100% and stock compensation up to 100% or not to participate at all. Cash contributions are credited at the director's election either to an interest bearing account or converted to Restricted Stock Units or RSUs. Interest on cash contributions is fixed annually and approximates 10-year Treasury Note rates and no portion of the interest is above market rates. Stock contributions are converted to RSUs. The RSU values increase and decrease with the market value of the Common Stock. Directors elect to have account balances paid as a lump sum or in up to 10 annual installments, beginning in the year following the year a director ceases to serve on the Board.

        All Other Compensation.    In Supplementary Chart 2 and the discussion following, we identify all other compensation earned by the directors as shown in column (d) of the 2010 Director Compensation Table above.

Supplementary Chart 2—Board Of Directors—All Other Compensation

Name (a)	Tax Reimbursements ($) (b)	Payments and Promises of Payments Pursuant to Director Legacy Programs and Similar Charitable Award Programs ($) (c)	Other ($) (d)	Total ($) (e)
Neil R. Austrian	3,224	0	3,528	6,752
Ralph F. Boyd, Jr.	3,578	15,000	3,920	22,498
Chase Carey	0	21,000	5,222	26,222
Samuel DiPiazza	1,934	0	2,103	4,037
Paul A. Gould	2,713	30,537	2,964	36,214
Charles R. Lee	3,542	20,000	3,880	27,422
Peter A. Lund	3,339	0	3,655	6,994
Gregory Maffei	4,769	20,000	5,236	30,005
John Malone	3,843	0	4,213	8,056
Nancy Newcomb	2,888	22,500	3,157	28,545
Haim Saban	7,622	10,000	8,389	26,011

        Tax Reimbursements and Other.    Each director receives complimentary DIRECTV service, selecting any programming provided by DIRECTV, and a subscription to "DIRECTV-The Guide." The IRS requires the value of the complimentary programming and subscription to be reported as taxable income for each director. To maintain the complimentary intent of this program, a cash payment is made to each director such that, after taxes, there would be no expense to the director. Column (d) entitled "Other" represents the value of complimentary DIRECTV programming, while column (b) entitled "Tax Reimbursements" reflects the cash payment made to offset the taxable value of the complimentary DIRECTV programming. Mr. Carey is the former CEO and a retired employee, and the IRS does not treat complimentary programming as taxable income to him, thus, no tax reimbursement is necessary.

        Payments and Promises of Payments Pursuant to Director Legacy Programs and Similar Charitable Award Programs.    Members of the Board of Directors are eligible for the Charitable Matching Gift Program in which the Company will match gifts dollar-for-dollar in any calendar year under guidelines and limits applicable to both employees and directors. Charitable contributions are shown in Supplementary Chart 2, column (c). Matching gifts on behalf of Mr. White are reported in column (h) of the 2010 Summary Compensation Table on page 47.

        Supplementary Chart 3 lists the aggregate number of stock options outstanding for each director (other than Mr. White) as of December 31, 2010. For Messrs. Gould and Maffei, the options were awarded by Liberty and assumed by DIRECTV in the Liberty Transaction.

Supplementary Chart 3—Board Of Directors Outstanding Equity Awards At Fiscal Year-End

Name (a)	Number of securities underlying unexercised Options (#) Exercisable (b)
Neil R. Austrian, Ralph F. Boyd, Jr., Chase Carey, Samuel DiPiazza, Charles R. Lee, John Malone, Nancy Newcomb, Haim Saban	0
Paul A. Gould	36,043
Peter A. Lund	5,000
Gregory Maffei	1,745,376

COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION

        This Compensation Discussion and Analysis, or CD&A, describes how the named executive officers or NEOs were compensated in 2010. The NEOs are the Chief Executive Officer, or CEO, the Chief Financial Officer, or CFO, and the three other most highly compensated elected officers:

  •
  Michael White, Chairman, President and CEO

  •
  Patrick Doyle, Executive Vice President, or EVP, and CFO

  •
  Bruce Churchill, EVP and President of DIRECTV Latin America

  •
  Larry Hunter, EVP and General Counsel

  •
  Michael Palkovic, EVP, Operations

        The CD&A is organized into five sections:

  1.
  An Executive Summary of the 2010 compensation programs and payments beginning on page 28;

  2.
  A discussion of our 2010 Business Results and 2010 Incentive Program Payouts, beginning on page 31, which includes our performance in 2010 and how that performance determined the 2010 payouts from our annual and long-term incentive programs;

  3.
  A discussion of our Compensation Program Objectives and Components of Pay, beginning on page 35, which includes how we set the pay opportunity levels for the executive officers in 2010;

  4.
  A discussion of our Policies, Guidelines and Practices Related to Executive Compensation, beginning on page 41, which includes the roles of the Compensation Committee of the Board, or Committee, management, and Pay Governance LLC, the Committee's independent compensation consultant, or Consultant, in setting executive pay, and the analyses, tools and other considerations used to set executive pay, followed by a statement that no material risk has been found in the compensation programs and a related discussion;

  5.
  The 2010 Summary Compensation Table and related Tables, beginning on page 47.

        This CD&A has been reviewed by and approved for inclusion in this proxy statement by the Committee. Although this CD&A expresses the views and input of both the Committee and management of the Company, references to "we," "us" and "our" refer to the Company.

PART 1—EXECUTIVE SUMMARY

Named Executive Officer (NEO) Compensation

•
The objectives of our pay programs are: (i) to pay for performance, (ii) to balance short- and long-term goals and risk-to-reward relationships that encourage increasing stockholder value over the long term, and (iii) to recruit and retain top-performing executives

•
Our principal pay programs are a base salary, an annual cash bonus, and 3-year performance-based restricted stock units (performance RSUs)

•
Potential pay levels for the NEOs are benchmarked against pay levels at 15 media, telecommunications and multichannel video pay distribution companies

•
Pay levels are targeted to pay at the median of the benchmark companies if we achieve our annual and 3-year performance targets

•
Performance goals are based on our annual business plan and 3-year outlook and validated against analysts' consensus

•
Actual pay depends on our financial and operational performance and on increasing the stock price

Stock Ownership

•
In the past year, Mr. White has purchased 159,400 shares of stock (currently valued at more than $7 million). As of February 2011 when combined with the first one-third vesting of his stock options, he has met the required stock ownership level in his first year as CEO

•
Under our stock ownership guidelines, the four other NEOs hold over $17 million in stock and as of February 2011 are on track to meet the target ownership level

Performance-Based Pay

•
Michael White was hired in January 2010 and granted an upfront equity award with a total fair value at the grant date of $27.2 million. This grant is intended to cover his three-year contract term, with no additional grants anticipated during the term, so the annualized value is approximately $9.1 million per year. The grant is 50% in stock options and 50% in performance RSUs. Between the equity award and the target bonus at 200% of salary, his annualized package is 90% performance-based

•
For the remaining NEOs, about 70% of their principal pay is performance-based

2010 Performance and Bonuses

•
We pay for performance and demonstrate it in the next few pages; analyses by the Consultant for the Committee support that conclusion

•
Our 1-year growth in revenue, earnings per share or EPS, and cash flow before interest and taxes or CFBIT exceeded our annual financial goals and net new subscribers exceeded our goals for 2010

•
Our stock price increased 20% and achieved a 10-year high of $44.61 on November 4, 2010

•
We believe that our performance was well above average compared to our peer companies

•
The CEO earned a 133% bonus; while the other NEOs' bonuses averaged 124%

2008-2010 Performance and Stock-Based Awards

•
Our 3-year growth in revenue, operating profit before depreciation and amortization or OPBDA, and CFBIT exceeded our 3-year average growth targets set in 2008

•
Over the 3 years 2008 to 2010, the stock price increased 73%

•
We believe that our performance was well above average compared to our peer companies

•
As a result, the NEOs, other than the CEO, earned 105.9% of our 3-year stock performance RSUs and, with the 73% stock price increase over the past 3 years, earned about 197% of the original target value

        In order to better understand the results of our incentive pay programs for 2010, we provide the following highlights of events that influenced the performance-based cash and stock payments earned by the NEOs.

Material Objectives and Primary Compensation Programs Did Not Change

  •
  Objectives:  Encourage and reward behavior that increases stockholder value by achieving annual and long-term goals.

  •
  Principal compensation programs:  Base salary, performance-based annual cash bonus, and performance-based 3-year RSUs; we emphasize long-term performance RSUs over annual cash bonuses for each of our NEOs.

  •
  Pay opportunities:  We target the aggregate compensation opportunity (combined annual base salary, target annual cash bonus and target 3-year performance RSUs) around the median of our peer group of companies for achieving 100% of our performance goals; actual pay varies from year to year depending on Company and individual executive performance.

  •
  Benefits:  The NEOs are in the same benefit programs as other employees, with modest perquisites.

Key Events in 2010

  •
  Management transitions: Michael White joined the Company as President and CEO on January 1, 2010, and, following the Malone Transaction, was elected Chairman of the Board of Directors on June 17, 2010; Joseph Bosch joined the Company as Chief Human Resources Officer in July 2011.

  •
  Corporate transactions: we successfully acquired and integrated an additional Home Services Provider; completed the Malone Transaction with the result that no Class B shares are outstanding and the Malone interest was reduced to 3% of Class A shares; and we borrowed $6 billion in unsecured debt.

  •
  Common Stock Buyback: we repurchased approximately 136 million shares for $5.179 billion.

Selected 2010 Financial and Operational Results

  •
  Stockholders earned a 20% annual total shareholder return (TSR) during 2010 and approximately 73% over the 2008-2010 period.

  •
  At DIRECTV, revenues increased 12% over 2009; operating profit before depreciation and amortization, or OPBDA, increased 20%; cash flow before interest and taxes, or CFBIT, increased 22%. During our 3-year performance RSU plan (2008-2010), revenue increased 40% in the aggregate, OPBDA increased 53% and CFBIT increased 164%. These results were key factors in our pay decisions.

  •
  At DIRECTV U.S., net subscriber additions were up and churn was stable; revenue increased; average revenue per subscriber, or ARPU, increased; OPBDA increased; margin before subscriber acquisition costs, or pre-SAC margin, increased and customer satisfaction measures generally increased. We launched DIRECTV Cinema, Whole Home DVRs, internet connectivity and added three dedicated 3D channels including a 3D pay-per view channel. CenturyLink and Frontier joined our telco partners offering DIRECTV.

  •
  At DIRECTV Latin America, net subscriber additions, revenue and OPBDA increased significantly.

        For a reconciliation of non-GAAP financial measures OPBDA, CFBIT and pre-SAC margin, refer to Annex C attached to this proxy statement and incorporated herein by reference.

Summary of Our Pay-for-Performance Decisions at Year-End

        In terms of pay for performance, the 2010 compensation payments, and in particular, the annual bonus and long-term performance RSU stock payments, were aligned with the Company's performance.

  •
  One Year Performance (Annual Bonuses)  The bonuses earned by the NEOs vary with the Company's operational and financial performance from year to year. The Committee determined that for the 2010 annual bonus program based on CFBIT, the maximum funding level was achieved and the Company generally performed at or above target against other financial and operating performance measures, particularly in DIRECTV Latin America. As a result, the individual 2010 bonuses for the NEOs ranged from 119% to 136% of the target bonus opportunity for the year, an increase from 2009, but less than the maximum bonus funding for 2010. Mr. White earned a bonus of 133%, for our financial and operational achievements, growing our market share in the US and Latin America, the renewed focus on new products and services for our subscribers, initiatives to improve customer service, satisfaction and retention and development of management and other related human resources initiatives. Details of our performance against the targeted performance goals are discussed on page 32.

        As shown in Supplementary Chart 4, our bonuses are aligned with our performance and investment returns to our stockholders. The chart compares the Total Shareholder Return1 (TSR) to the Company's bonus performance as a percentage above or below 100% of target performance. For example, an overall bonus performance of 105% would show as +5% in the Chart.

1
Annual TSR is the percentage change in the closing stock price from December 31 of the prior year to December 31 of the year shown.

Supplementary Chart 4
Annual TSR Compared to Bonus Performance Over/Under 100% of Target

  •
  3-year Performance (2008-2010 performance RSUs)  The performance RSUs earned by the NEOs vary with the Company's operational and financial performance over time. For the 3-year performance period ending in December 2010 (the 2008-2010 performance RSUs) based on growth in revenue, growth in OPBDA and growth in CFBIT, we performed above target for 2008, below target for 2009 and above target for 2010. Overall, we achieved 105.9% of our 3-year performance targets, about the same as the 2007-2009 performance RSU results of 105%. However, over the 2008-2010 performance period, the value of the shares increased 73%, reflecting the additional value added for stockholders over that time period, compared to the 34% gain over the 2007-2009 performance RSU period. Details of our performance against the targeted performance goals are discussed on page 33.

        As shown in Supplementary Chart 5, our performance RSUs are aligned with our performance and investment returns to our stockholders. The chart compares the TSR over 3 years to the Company's RSU performance over the same 3 years as a percentage above or below 100% of target performance. For example, an overall RSU performance of 105% would show as +5% in the Chart (that is, 105% of the target number of RSUs were earned).

Supplementary Chart 5
3-Year TSR Compared to RSU Performance Over/Under 100% of Target

        In some cases, such as the 2006-2008 performance RSU program, the Company's performance and the stock price moved in opposite directions. Although the Company's performance was slightly below the targeted performance level resulting in fewer shares paid out, the increase in the value of the shares over the same 3-years resulted in a significant increase in TSR. In each of the past two years, the actual RSU payouts have varied in the same direction and to a similar degree as the TSR and the Company's financial performance.

PART 2—OUR 2010 BUSINESS RESULTS AND INCENTIVE COMPENSATION PAYOUTS

        The following section presumes prior understanding of our incentive program objectives and design. For additional information about the objectives of the compensation programs, including the incentive programs, see Part 3—Compensation Program Objectives and Components of Pay beginning on page 35. For additional information about the design of the bonus and performance RSU programs, see the 2010 Grants of Plan-Based Awards Table and the related narrative beginning on page 50.

Pay-for-Performance Decisions at Year-End

        Our compensation programs appropriately link pay and performance, are reasonable, balanced, and help attract and retain top executive talent.

        We use a variety of internal and external measures of our businesses to determine performance. We also compare our performance to a peer group and consider analysts' consensus as we develop performance targets and, later, evaluate our performance.

        We use judgment and discretion as well as formulaic calculations to set compensation opportunities and to determine payouts. The performance measures in the bonus and performance RSU plans apply to the NEOs as an executive team accountable for the achievement of all of the goals, regardless of organizational responsibilities. Although individual performance is a factor in the Committee's decisions, the bonuses reflect overall Company performance more than individual performance.

        The 2010 bonuses and 2008-2010 performance RSU stock earned by the NEOs are shown in the following chart.

Supplementary Chart 6—2010 Bonus and 2008-2010 Performance RSU Payouts

	2010 Bonus			2008–2010 RSUs
Name of Officer (a)	Target Bonus ($000) (b)	Final Bonus ($000) (c)	Final Bonus as % of Target (%) (d)	Target Shares (#) (e)	Final Shares (#) (f)	Value at Grant Date ($000) (g)	Final Value (2) ($000) (h)	Final Value as % of Target (2) (%) (i)
Michael White (1)	3,000	4,000	133%	N/A	N/A	N/A	N/A	N/A
Patrick Doyle	640	775	121%	30,000	31,770	694	1,366	197%
Bruce Churchill	1,666	2,270	136%	60,000	63,540	1,388	2,732	197%
Larry Hunter	1,025	1,230	120%	55,000	58,245	1,272	2,505	197%
Mike Palkovic(3)	679	810	119%	55,000	58,245	1,272	2,505	197%
All NEOs as a Group	7,010	9,085	130%	200,000	211,800	4,626	9,108	197%

(1)
Mr. White did not participate in the 2008-2010 performance RSU program and did not receive a stock distribution.

(2)
Includes the value of the 73% increase in the stock price over the 3-years; the final value was $[43][update on 2/25 and update table above] per share upon distribution in February 2011.

(3)
Mr. Palkovic's target bonus in column (b), includes the effect of his base salary increase in November 2010, upon the renewal of his employment agreement.

        One-Year Performance and 2010 Bonuses.    For 2010, the Committee selected CFBIT as the performance measure for bonus funding. CFBIT is a comprehensive measure of our operating performance and is the same measure used in 2008 and 2009. We increased the target performance level by $250 million over 2009, which is a 14% increase, and increased the maximum performance level needed to achieve the maximum payout by $250 million or 10%. See Supplementary Chart 7 for the target, performance range and payout range.

Supplementary Chart 7—2010 Bonus Plan

Performance Measure	Weight	Annual Target	Performance Range	Payout % Range
Annual Cash Flow Before Interest and Taxes (CFBIT)	100%	$2.0 Billion	$0 to $2.75 Billion	0% to 200%

        At year-end, the Committee determined that the Company had generated over $3.9 billion in CFBIT, which earned the maximum potential funding for executive bonuses. The Committee then evaluated other performance factors to determine the actual bonuses to be paid:

  •
  The Committee assessed financial and operational performance at the Company, DIRECTV U.S. and DIRECTV Latin America, with an emphasis on net subscriber growth, annual CFBIT growth, annual OPBDA growth, annual revenue growth, annual earnings per share (EPS) growth, and the performance achieved in the performance RSU grant programs as shown in Supplementary Charts 8 through 13. The Committee also evaluated churn, growth in ARPU, subscriber acquisition costs (SAC), and pre-SAC margin improvement. The Committee considered achievements in base business (such as market share, new products/offerings), strategic transformation (such as competitiveness and customer loyalty, new growth opportunities and cost management) and talent and teamwork (such as succession planning, development of the senior executive leadership team and employees in general).

  •
  Customer satisfaction was measured by regular surveys conducted by independent market research companies. Although there was improvement in customer satisfaction, the Company did not meet all of the goals.

  •
  The Committee reviewed an analysis of Company performance compared to the peer group. Performance measures from publicly available financial reports understood and monitored by investors were used as fair measures of relative performance: growth in revenue, growth in CFBIT, and 3- and 5-year TSR. The Consultant did the analysis and advised the Committee that for the period 2007 to 2009 (the last full year in which peer group financial data was available), the Company had performed in the top quartile of the peer group.

  •
  Mr. White participated in the Committee's discussion of the performance measures and concluded that 2010 DIRECTV performance was better than 2009 performance—most operational and financial measures were at or above desired performance levels and overall performance was above target at 125%, with DIRECTV U.S. performance slightly below that level and DIRECTV Latin America above that level.

        The Committee did not use a formula to determine the 2010 bonuses nor was any particular weight given to any of the factors that were discussed and evaluated. The 2010 bonuses determined by the Committee for the NEOs were each less than the maximum bonus earned for the CFBIT performance under the plan.

        The Committee approved a bonus of 133% of target for Mr. White, based on Company performance and our financial and operational achievements, growing our market share in the US and Latin America, the renewed focus on new products and services for our subscribers, and initiatives to improve customer service, satisfaction and retention. The Committee also considered the strategic plans developed and presented to investors in December 2010, development of new avenues for growth, particularly in Latin America, and his leadership of the senior executive team. For the remaining NEOs, the Committee approved amounts that ranged from approximately 119% to 136% of each NEO's target bonus, as compared to the range of 106% to 129% in 2009. Mr. Churchill achieved the highest percentage bonus based primarily on the excellent performance at DIRECTV Latin America. As noted above, individual performance is a factor in the Committee's decisions, but the bonuses reflect overall Company performance more than individual performance.

        The bonuses are shown in the Supplementary Chart 6 on page 32 and also in the 2010 Summary Compensation Table on page 47 in column (f) Non-Equity Incentive Plan Compensation.

3-year Performance: 2008-2010 Long-Term Performance and Stock Payouts

        Because we face a constantly shifting mix of competition, macroeconomic conditions and new technology, the performance RSU program is designed to measure overall year-over-year growth that is sustained over the 3-year performance period, rather than a single set of targets at the end of 3-years. Each year, we combine the three performance measures into a single weighted annual performance factor; at the end of the three years, we add the three annual performance factors and divide the result by 3. We believe that this provides a clearer picture of our long-term performance.

        2008-2010 performance RSU Grants.    The performance period for the 2008-2010 performance RSU grants was January 1, 2008 to December 31, 2010. The annual performance targets and ranges for the 2008-2010 performance RSU grants are shown in Supplementary Chart 8. The maximum payout in shares of common stock is 125% of the performance RSU grant and the payout could be reduced to zero for poor performance. The Committee reviewed Company performance as of the end of 2010 and determined the 2010 annual performance factor of 109.7% as shown in Supplementary Chart 9. When added to the 2008 and 2009 annual performance factors of 144.0% and 64.0%, respectively, the average performance was determined to be 105.9%. Thus, 105.9% of each NEO's 2008-2010 performance RSUs were paid as shares of Common Stock.

        The stock payments are shown in Supplementary Chart 6 on page 32 and in the 2010 Option Exercises and Stock Vested Table on page 55.

Supplementary Chart 8—2008-2010 Performance RSU Grants—Performance Factors

Performance Measure	Weight	Annual Target	Performance Range	Payout % Range
Annual Revenue Growth (%)	20%	10%	0% to 12.5%	0% to 150%
Annual CFBIT Growth (%)	40%	30%	0% to 50.0%	0% to 150%
Annual OPBDA Growth (%)	40%	15%	0% to 22.5%	0% to 150%

Supplementary Chart 9—2008-2010 Performance RSU Grants Actual Performance

	2008		2009		2010
Performance Measure	Actual	Weighted Performance %	Actual	Weighted Performance %	Actual	Weighted Performance %	3-Year-Average Payout %
Annual Revenue Growth (%)	14.2%	30.0%	9.5%	19.0%	11.8%	27.1%
Annual CFBIT Growth (%)	78.4%	60.0%	21.8%	29.1%	21.8%	29.1%
Annual OPBDA Growth (%)	20.3%	54.0%	5.9%	15.9%	20.1%	53.5%
Annual Performance Factor (%)		144.0%		64.0%		109.7%	105.9%

Performance Update on Other Outstanding Performance RSU Grants

        As discussed following the 2010 Grants of Plan-Based Awards Table beginning on page 50, the performance RSU program results in three overlapping performance plans during any year after the first two years. In addition to the 2008-2010 performance RSUs discussed above, we believe that is useful for stockholders to understand the performance measures and features of the two other outstanding plans, including the performance to date. The following describes the 2009-2011 performance RSU program and the 2010-2012 performance RSU program.

        2009-2011 Performance RSU Grants.    The performance period for the 2009-2011 performance RSU grants is January 1, 2009 to December 31, 2011. The Committee set the performance measures, annual growth targets and payout ranges for the 2009-2011 performance RSUs as shown in Supplementary Chart 10. Growth in EPS (from continuing operations) was substituted for OPBDA because it is a more inclusive financial measure. The maximum payout in shares was kept at 125% of the performance RSU grant and the payout could be reduced to zero for poor performance. The Committee reviewed Company performance as of the end of 2010 and determined the 2010 performance factor of 165.2% as shown in Supplementary Chart 11.

Supplementary Chart 10—2009-2011 Performance RSU Grants—Performance Factors

Performance Measure	Weight	Annual Target	Performance Range	Payout % Range
Annual Revenue Growth (%)	20%	8%	0% to 10%	0% to 150%
Annual CFBIT Growth (%)	40%	18%	0% to 23%	0% to 150%
Annual EPS Growth (%)	40%	25%	0% to 60%	0% to 200%

Supplementary Chart 11—2009-2011 Performance RSU Grants Actual Performance

	2009		2010
Performance Measure	Actual	Weighted Performance %	Actual	Weighted Performance %
Annual Revenue Growth (%)	9.5%	27.5%	11.8%	30.0%
Annual CFBIT Growth (%)	21.8%	55.2%	21.8%	55.2%
Annual EPS Growth (%)	-29.4%	0%	140.6%	80.0%
Annual Performance Factor (%)		82.7%		165.2%

        The average performance for the 2 years ending 2010 is 124%, while over the same period, the TSR was 74%. As noted above, performance for 2011 will be combined with 2009 and 2010 results to determine the final performance under this plan.

        2010-2012 Performance RSU Grants.    The performance period for the 2010-2012 performance RSU grants is January 1, 2010 to December 31, 2012. The Committee set the performance measures, annual growth targets and payout ranges for the 2010-2012 performance RSUs as shown Supplementary Chart 12. The weighting of the performance measures was changed from the 2009-2011 performance RSU grant to place greater emphasis on revenue growth. The maximum payout in shares of common stock remains at 125% of the performance RSU grant and the payout could be reduced to zero for poor performance. The Committee reviewed Company performance as of the end of 2010 and determined the 2010 performance factor of 150% as shown in Supplementary Chart 13.

Supplementary Chart 12—2010-2012 Performance RSU Grants—Performance Factors

Performance Measure	Weight	Annual Target	Performance Range	Payout % Range
Annual Revenue Growth (%)	33 1/3%	7%	0% to 9%	0% to 150%
Annual CFBIT Growth (%)	33 1/3%	15%	0% to 20%	0% to 150%
Annual EPS Growth (%)	33 1/3%	35%	0% to 50%	0% to 150%

Supplementary Chart 13—2010-2012 Performance RSU Grants Actual Performance

	2010
Performance Measure	Actual	Weighted Performance %
Annual Revenue Growth (%)	11.8%	50%
Annual CFBIT Growth (%)	21.8%	50%
Annual EPS Growth (%)	60.4%	50%
Annual Performance Factor (%)		150%

        The performance for 2010 is 150%, while over the same period, the TSR was 20%. As noted above, performance for 2011 and 2012 will be combined with 2010 results to determine the final performance under this plan.

PART 3—OUR COMPENSATION PROGRAM OBJECTIVES AND COMPONENTS OF PAY

Objectives

        Well-designed compensation programs will attract and retain an executive management team that has business acumen, experience, personal integrity, the ability to recognize and make the most of the talent within the Company, and that is motivated to work as a team and achieve results. Consequently, we developed compensation programs to support the following objectives: to pay for performance, to balance short- and long-term goals and risk-to-reward relationships that encourage increasing long-term stockholder value, and to recruit and retain top executives. We regularly adjust our compensation programs as economic and business conditions change, but only consistent with our compensation philosophy and objectives.

        Supplementary Chart 14 shows the relationship between our objectives and the compensation and benefit programs. A significant portion of a NEO's compensation depends on actual performance measured against annual and long-term performance goals. Long-term incentives are paid in stock to link the value of the potential award to increasing the stock value for stockholders.

Supplementary Chart 14—Compensation Objectives and Programs

	Performance		Competitive Pay; Stability; Able to Focus on Long-Term Company Growth
Objective	Annual Bonus	Long-Term Stock Awards	Base Salary	Employee Benefits	Post-Termination Compensation
Pay for Performance	✓	✓
Balance short- and long-term goals and risk-to-reward relationships that encourage increasing long-term stockholder value	✓	✓	✓	✓	✓
Recruit and retain executives	✓	✓	✓	✓	✓

        When setting target performance levels for annual bonuses and the long-term stock awards (performance RSUs), we consider analysts' consensus expectations as well as our internal business plans. We avoid combinations of performance measures that might drive risky short-term decisions and use judgment and discretion to set compensation opportunities and to determine payouts. We have a stock ownership policy that requires executives to acquire and hold until retirement a significant amount of Company stock, further linking long-term growth in the stock price for stockholders to the executives' personal net worth.

Our Compensation Programs

        The principal compensation components for the NEOs are a base salary, an annual performance-based bonus paid in cash and a long-term performance-based incentive stock grant. The NEOs are also eligible for benefits and perquisites that are part of a competitive compensation package that provides health, welfare, savings and retirement programs comparable to those provided to employees and executives at other companies in our industry. Some compensation programs are related, meaning that the value of one program affects the value of another program. Increasing base salary increases target cash bonus and stock award opportunities, as well as savings, pension and disability benefits. Increasing or decreasing a bonus also affects pension and savings plan benefits, but long-term incentive awards are excluded from calculation of pension and savings plan benefits.

Supplementary Chart 15—Compensation Programs

Compensation Program: Purpose/Key Characteristics	Targeted Pay Opportunity Level
Base Salary: Compensate for day-to-day performance at the executive's level of responsibility based on skills, experience and accomplishments. Base salaries are considered fixed compensation and paid in cash.	At or slightly above the median of the peer group.(1)

Annual Bonus: Motivate and reward current results by aligning efforts across the Company to achieve specific measurable results. Bonuses are considered variable compensation, are based on annual performance and paid in cash.	Combined base salary and target bonus at the median of the peer group. Depending on actual performance, payouts could be above or below the target level.(1)

Long-term Incentives: Motivate and reward long-term results, typically over 3-years, by aligning efforts to achieve specific measurable results and increase the value of the Company's common stock. Performance RSUs are considered variable compensation, based on long-term Company performance and are paid in stock.	Combined base salary, target bonus and target long-term incentive at the median of the peer group. Depending on actual performance, payouts could be above or below the target level.(1)
Employee Benefits(2): Health, disability and life insurance plans protect against catastrophic expenses and loss of income and the savings and pension plans provide retirement income.	Combined value at the median of general industry.
Perquisites: Assist in attracting and retaining executive talent at a practical value for the Company.	At or below the median of general industry.

Post-Termination Compensation: Provide for rapid transition out of the Company that is fair to the executive and the Company by providing temporary income following an executive's involuntary termination (other than for cause).	At the median of the peer group. There are no excise tax gross-ups at a change in control or CIC.

(1)
The Committee varies from these guidelines based on its assessment of an executive's experience and level of contribution to the Company's current and future success, as well as the executive's compensation history.

(2)
The benefit plan descriptions in this proxy statement and accompanying the following charts provide an explanation of the major features of our employee benefit plans. These plans are administered and governed at all times by the official plan documents and the descriptions in the proxy statement of these plans are qualified in their entirety by reference to the applicable document. The Company reserves the right to amend, suspend or terminate the plans completely or in part at any time and for any reason. Stockholders may request a copy of a plan document by contacting the Secretary as provided on page 78.

        The peer group is discussed further at "Benchmarking / Peer group—Changes for 2010" on page 38. For the 2010 pay opportunity of the NEOs, see the 2010 Grants of Plan-Based Awards Table on page 50. Our 2010 performance and payouts under the Annual Bonus and Long-Term Incentive plans are discussed in "Our 2010 Business Results and 2010 Incentive Compensation Payouts" beginning on page 31. Pension plans are discussed in "2010 Pension Benefits" on page 57. Savings plans are discussed in "2010 Non-Qualified Deferred Compensation" on page 58. Perquisites are discussed following Supplementary Chart 18—All Other Compensation on page 49. Post-Termination

Compensation is discussed in "Severance Agreements" below, "Change in Control" below, and "Potential Payments Upon Termination or Change In Control" beginning on page 59.

        Severance Agreements and Post-Termination Compensation.    Each of the NEOs has an employment agreement with severance compensation arrangements. Based on the Consultant's research on the peer group and general industry and the Committee's own experience, pre-established severance arrangements help to retain key executives by providing assurances of fair treatment to the executives upon termination of employment. This allows the executive to focus his or her undivided attention on the interests of the Company. The agreements include restrictions on the use of confidential Company information, and agreements not to solicit employees to leave the Company and not to compete with the Company. These restrictions are important and we consider that value when determining the levels of post-employment compensation. These arrangements support the development of an experienced management team, provide for rapid pre-negotiated transition out of the Company and are competitive with practices among the peer group. For more information on Post-Termination Compensation, see "Potential Payments Upon Termination or Change In Control" beginning on page 59.

        Change in Control.    We have no individual agreements with the NEOs, arrangements or other programs for NEOs or other employees (i) in which additional compensation is paid, (ii) which provide for accelerated vesting or payment of compensation, except for the 2010 Stock Plan approved by stockholders on June 3, 2010 and Mr. White's employment agreement, or (iii) that provide excise tax gross-ups, upon entering into or completing a change-in-control of the Company or in the event of termination of employment following a change-in-control.

        The 2010 Stock Plan permits, but does not require, the Compensation Committee of the Board prior to or upon a corporate transaction, including a change in control, to proportionately adjust outstanding stock awards and provide for the assumption, substitution, exchange or otherwise settle the awards. If the Compensation Committee does not act, typically because the acquirer does not agree to assume or replace the outstanding stock awards, the 2010 Stock Plan accelerates vesting and payment of the stock awards, subject to Code Sections 162(m) and 409A.

        Mr. White's employment agreement has a feature in the event that his compensation and benefits would constitute "parachute payments" under Code Section 280G, he would receive either (i) the full amount or (ii) a lesser amount such that no portion is subject to Code Section 280G, whichever provides the higher after-tax amount, including the potential taxes under Code Section 4999. The agreement does not provide for an excise tax gross-up for the potential taxes under Code Section 4999.

2010 Compensation Planning for the NEOs

        The Committee evaluates changes in total direct compensation each year (base salary, annual bonus opportunity and long-term incentive opportunity). The Committee reviews a number of information sources before determining the annual compensation opportunities, including compensation data as reported in the most recent proxy reports of the peer companies, analyses provided by the Consultant, internal compensation levels among the NEOs and as compared to other executives, tally sheets, and the terms and conditions of each executive officer's employment agreement. Although prior incentive pay earned is addressed in the tally sheets, an executive's annual compensation opportunities are linked to current and future performance and not based on or limited by accumulated compensation and incentive awards for past achievements.

        Benchmarking / Peer group—Changes for 2010    The Committee annually evaluates pay levels among a peer group of companies to help set the level and mix of the NEOs' compensation. The peer group focuses on companies in the media, telecommunications and multichannel video distribution industries. The Consultant evaluated three sets of companies based on the screening criteria set by the Committee: (i) a broad set of companies in our industry, (ii) companies that our existing peer group had identified in their peer group ("peers of peers"), and (iii) other companies that listed us as a peer without regard to size or industry. The selected companies range (both above and below the Company) in comparison factors such as revenue, market capitalization and net income. Certain companies that are significantly larger or smaller than the Company were excluded from the list.

        The group used for 2010 pay planning was revised in late 2009. We removed Charter Communications as it was in bankruptcy; removed Sirius XM Radio, Inc. due to its financial condition and reduced size, and removed Liberty Media Corporation while retaining Liberty Global, Inc. as a more relevant peer company. As a result of the analysis, the Committee added Discovery Communications.

        The following peer group of 15 companies was used during 2010:

British Sky Broadcasting Group	DISH Network Corp.	Sprint Nextel Corp.
Cablevision Systems Corporation	Gannett Co., Inc.	Time Warner Cable, Inc.
CBS Corporation	Liberty Global, Inc.	Time Warner, Inc.
Comcast Corporation	News Corporation	Viacom, Inc.
Discovery Communications	Qwest Communications International	Walt Disney Co.

        2010 Compensation Planning Analysis and Decisions.    Following its review of 2009 and 2007-2009 Company and individual executive performance and determination of the related bonus and performance RSU payouts, the Committee made the following compensation decisions for 2010. The 2010 pay increases for Messrs. Doyle, Hunter and Palkovic improved the pay positioning, as compared to the Committee's target pay levels, while Mr. Churchill was at the Committee's targeted pay level. Mr. White was hired as the CEO on January 1, 2010, and his 2010 compensation was determined during the negotiations over his employment agreement; the compensation levels and the terms of the agreement are described in the CD&A in our 2009 Proxy Statement. The resulting target pay levels are shown in Supplementary Chart 16.

        Supplementary Chart 16 sets out the 2010 compensation opportunity established early in 2010 for the NEOs. It differs from the Summary Compensation Table on page 47 in key areas. Supplementary Chart 16 shows base salary at the approved rate for a full year, while the Summary Compensation Table shows actual salary paid during 2010. Supplementary Chart 16 shows the annual target bonus, which assumes that all 2010 goals are met at 100%, while the Summary Compensation Table shows the bonuses paid based on actual 2010 performance. Supplementary Chart 16 excludes the values for pensions, savings and other programs such as perquisites because the Committee considers them under the context of broader benefit programs and not as principal compensation programs, while the Summary Compensation Table includes them. "Target" in this chart assumes that for the bonus and performance RSUs, 100% of performance goals are met and, for the performance RSUs, the stock price does not vary over the performance period.

Supplementary Chart 16—2010 Executive Officer Compensation Opportunity

					2010-2012 Stock-Based Grants Opportunity
			2010 Cash Bonus Opportunity
					Target Performance RSU Grant as % of Base Salary (%) (e)
Name of Officer (a)	2010 Base Salary ($000) (b)		Target Bonus as % of Base Salary (%) (c)	Target Bonus Opportunity ($000) (d)			Target Stock Opportunity ($000) (f)(1)		Total Annual Target Compensation ($000) (g)
Michael White	1,500		200%	3,000	604%	(2)	9,063	(2)	13,563
As percent of total	11%			22%			67%
Patrick Doyle	800		80%	640	160%		1,280		2,720
As percent of total	29%			24%			47%
Bruce Churchill	1,333		125%	1,666	139%		1,848		4,847
As percent of total	28%			34%			38%
Larry Hunter	1,025		100%	1,025	176%		1,805		3,855
As percent of total	27%			27%			46%
Michael Palkovic	843	(3)	80%	674	168%		1,420		2,938
As percent of total	29%			23%			48%

(1)
The amounts shown in column (f) are based on the grant date fair value of the 2010-2012 performance RSUs, which was $30.93 per share on February 10, 2010. For Mr. White, see footnote (2) below.

(2)
Mr. White was granted 1,011,100 stock options and 435,400 performance-based shares (performance RSUs) for the 3-year term of his employment agreement, with no further stock grants anticipated for the remainder of the term of his Agreement. These grants were valued on the January 4, 2010, grant date at $12,497,196 and $14,690,396, respectively. The amounts shown in this chart are the equivalent annual amount as if one-third of the grant had been made each year during the term of his agreement; this is a typical method used to allocate the values of stock grants that are not made on an annual cycle to compare them to the value of grants to other executives made annually.

(3)
Mr. Palkovic's annual base salary was increased to $875,000, a 3.8% increase, effective upon the renewal of his employment agreement in November 2010, based on updated market data in the peer group and general industry.

        Base Salary Decisions    Peer group data showed that most NEOs were at the targeted levels for base salary, and Mr. Doyle was not. In column (b), the Committee increased base salaries for the NEOs by 2.5%, consistent with the general salary increase for all other employees, except for Mr. Doyle who received a 6.7% increase.

        Bonus Opportunity Decisions    Peer group data for total annual cash compensation opportunity (base salary plus annual bonus opportunity) also showed most NEOs were at the targeted levels for total cash compensation, and Messrs. Doyle and Hunter were not. In columns (c) and (d), the Committee left the bonus opportunity as a percentage of 2010 base salary unchanged for Messrs. Hunter and Palkovic, while Mr. Doyle's bonus target was increased to 80% of base salary and Mr. Churchill to 125%, recognizing his performance leading DIRECTV Latin America.

        Long-Term Incentive Opportunity Decisions    The data for total direct compensation (base salary, annual bonus opportunity and long-term incentive opportunity) showed that all NEOs were in the lower range of the targeted levels of total direct compensation, primarily due to historically modest performance RSU awards as compared to the peer companies. In columns (e) and (f), the Committee increased 2010-2012 performance RSU target values 42% on average, ranging from 22% to 51% over the 2009-2011 performance RSU grant date values.

        In making the 2010 pay decisions, the Committee also evaluated the proportion of pay that varies with Company and individual performance as compared to the targeted total pay. Supplementary Chart 17 shows the proportion of each of the principal pay components to the total target pay. This ratio is also referred to as "performance-based pay" or "variable pay." For Mr. White, 89% of his 2010 target pay is variable, and 72% is variable for the other NEOs. In Supplementary Chart 16, the ratio is the sum of the values of the target bonus opportunity in column (d) and target stock grant value in column (f) divided by total compensation in column (g).

Supplementary Chart 17—2010 Executive Officer Compensation Opportunity

CEO 2010 Compensation Opportunity	All Other NEOs as a Group 2010 Compensation Opportunity

        We also review an internal pay ratio, which is the multiple of the CEO's target pay as compared to the next highest paid NEO and as compared to the average pay of the other NEOs as a group. For 2010, as shown in Supplementary Chart 16, column (g), the CEO's annualized target pay is 2.8 times the second highest paid NEO, Mr. Churchill, and 3.8 times that of the average of the NEOs other than the CEO.

PART 4—OUR POLICIES, GUIDELINES AND PRACTICES RELATED TO EXECUTIVE COMPENSATION

Roles in Making Compensation Decisions

        Compensation Committee.    The Committee reviews the assessments of Company performance provided by the CEO and other information provided by management and accepts or adjusts the CEO's pay assessments for the other NEOs in light of analyses and advice provided by the Consultant and the Committee's own evaluation of Company and NEO performance. Although the Committee receives information and recommendations regarding the design and level of compensation of our NEOs from the Consultant and management, the Committee makes the final decisions as to the plan design and compensation levels for the NEOs.

        The Committee, with assistance from the Consultant and management:

  •
  Reviews NEOs' compensation to ensure that a significant portion is performance-based to create incentives for above-target performance and consequences for below-target performance;

  •
  Determines annual bonus and long-term stock payouts based on actual performance against targets that are linked to Company performance, and approves base salary adjustments;

  •
  Reviews tally sheets of total compensation and benefits for each executive officer to ensure the Committee understands all aspects of each executive officer's total compensation; and

  •
  Confirms that the total compensation paid to the CEO and the other NEOs is appropriate based on the Company's performance compared to the peer group and otherwise as measured by financial measures, including stockholder returns, over one-year and longer periods.

        Independent Compensation Consultant.    To obtain access to independent and objective compensation data, analysis and advice, the Committee retained the services of an independent compensation consultant that is hired by and reports to the Committee. Committee members can engage or initiate contact with the Consultant and have direct access to the Consultant without management involvement. The Consultant attends meetings as appropriate at the invitation of the Committee. Representatives of the Consultant attended all Committee meetings in 2010 and, generally, attend all executive sessions of the Committee.

        In 2009, the Committee's independent Consultant, Watson Wyatt Worldwide, Inc. merged with Towers, Perrin, Forster & Crosby, Inc., forming Towers Watson & Co. We have used Towers Perrin as a consultant for management for a number of years in a variety of human resources areas and plan to continue to do so. The merged company, Towers Watson, does not meet the Committee's or our standards of independence for executive compensation consulting. The Committee engaged Ira T. Kay & Company as its independent compensation consultant replacing Watson Wyatt.

        Subsequently, during 2010, Pay Governance LLC, or Pay Governance, was established and Mr. Kay joined Pay Governance. The Committee engaged Pay Governance as its independent consultant, replacing Ira T. Kay & Company. During 2010, neither Ira T. Kay & Company nor Pay Governance performed work for management.

        The Consultant reviews briefing materials prepared by management for the Committee, including those on individual NEO compensation matters, calibrates plan designs, incentive opportunities and payouts with external performance information and analyzes and provides objective advice and recommendations to the Committee on management's recommendations and proposals. The Consultant also gathers, evaluates and reports on competitive market data and other background information. Examples of reports and projects that the Committee assigns to the Consultant can be found in the section "Independent Reports" on page 43.

        The Consultant meets with Company management, including the CEO, from time to time, particularly when changes are contemplated to the bonus or stock incentive plans. The Consultant obtains information from Company management with regard to such matters as the Company's performance, business strategy and overall compensation plan design. The Consultant provides information and insight on incentive plan design trends in general industry or among the peer group.

        To ensure independence of the Consultant, the Committee annually reviews all other services performed by the Consultant for the Company and we minimize such other work. The Consultant may have other relationships with the Company, so long as those relationships do not interfere with its ability to provide independent advice. The Committee has confirmed the Consultant's continued independence.

        CEO.    The CEO provides the Committee with information to assist in the determination of annual base salaries, bonus payouts, stock plan payouts and whether to exercise its discretion to reduce bonuses or stock payouts from the maximum funding determined under those plans. The CEO provides:

  •
  An assessment of the performance of the business over the past calendar year and longer, including discussion of various business measures and the performance of each business unit and the primary operating areas;

  •
  An assessment of individual performance of each NEO; and

  •
  Recommendations as to the level of compensation to be paid to each other executive officer.

        Management.    Senior management plays an important role because of its direct involvement in and knowledge of the business goals, strategies, experiences and performance of the Company.

        Messrs. White, Hunter, our EVP and Chief Human Resources Officer, and our Vice President, Compensation and Benefits, generally attend Committee meetings and provide information to the Committee. In addition, Mr. Doyle and the Senior Vice President of Investor Relations and Financial Planning recommend specific plan designs, performance measures and target levels of performance that are based on the short- and long-term business plans.

Processes and Tools

        The Committee considers a number of sources of information and uses various analytical tools to evaluate that information. The Committee uses an annual agenda to ensure that all compensation—related topics are addressed and reviewed over the course of the year. The Committee works with the Consultant to review and discuss compensation-related trends and issues that may not yet be reflected in recent compensation data.

        When setting pay levels, no particular weight is given to any factor, although compensation data from the peer group is considered more relevant to our pay levels than other sources of information. The Committee relies on its judgment and experience to set compensation for each executive that is competitive with the peer group, fair internally and appropriate based on the Company's performance and on the executive's level of responsibility, experience and contribution.

        Financial Performance.    To evaluate past performance and to set future performance goals, the Committee reviews Company reports on past and forecasted financial and operational performance measures for the Company, DIRECTV U.S. and DIRECTV Latin America, as well as compilations of analysts' consensus forecasts. The Committee also reviews the Company's performance relative to that of the peer group in key financial measures.

        Independent Reports.    The Committee also reviews materials prepared by the Consultant. These reports typically include:

  •
  Annual report of executive pay opportunity against peer data;

  •
  CEO and NEO "earned and estimated" pay, which consists of amounts actually earned during the most recent performance period plus the estimated "paper" (unrealized) earnings in stock options and performance RSUs granted in the same period, as compared to Company performance, peer company performance and the peer company CEOs' and NEOs' earned and estimated pay;

  •
  Review of the performance measures and the difficulty of achieving them;

  •
  Progress on achieving desired executive stock ownership levels;

  •
  Changes in the group of peer companies;

  •
  Stock utilization;

  •
  The assessments of the Company's pay processes by "proxy advisors;"

  •
  Analysis and advice on proposed employment agreements or other compensation programs or changes to existing programs;

  •
  Trends and best practices in compensation design and disclosure; and

  •
  Assistance in designing compensation governance policies and assisting the Committee with its periodic charter reviews.

        Tally Sheets.    Tally sheets enable the Committee to evaluate the full range of executive compensation, understand the magnitude of potential payouts as a result of termination of employment, and consider changes to our compensation programs in light of "best practices" and emerging trends. Tally sheets provide both a snapshot of current compensation opportunities and benefits and a quantification of payments and other values an NEO may receive in various termination of employment scenarios. Our tally sheets (i) summarize the value of each pay program, including benefits and perquisites, and the total of an executive's compensation over the current and previous years, (ii) show current stock holdings and incentive compensation denominated in stock and the potential value from increases in the share price, (iii) show amounts payable upon termination of employment under different scenarios and including programs such as pensions and savings that have accumulated over a number of years of service, and (iv) summarize cumulative payments over the past five years for base salary, bonuses and stock payments.

Other Compensation Policies and Practices

        Stock Ownership.    Stock ownership is an additional way to align the financial interests of the executive officers with those of our stockholders. Our stock ownership policy covers all elected officers of the Company and, at subsidiaries, all executives with the title of Executive Vice President or higher. These executives are required to acquire and hold until retirement or resignation, shares of Common Stock equal in value to a multiple of the executive's base salary. The multiple for the CEO is six times base salary and the multiple for the other executives is three times base salary (increased in 2010 from two times base salary). We count directly and beneficially owned shares, vested performance RSUs and vested stock options, and shares held in the savings plans. Each executive has five years to attain the required ownership level, which is 2015 based on the increase to the ownership standard set in 2010. As of February 2011, Messrs. White, Doyle, Hunter and Palkovic exceeded the required standard and Mr. Churchill is on track to meet the target ownership level.

        Stock Usage.    We monitor the number of shares issued under the stock plan by evaluating the annual number of shares awarded under incentive programs (also known as the run rate) and the overhang as compared to the peer group. The Consultant analyzed year-end 2009 data and both the 3-year average run rate and overhang are significantly below the median of the peer group; the 2009 annual run rate was above median due to the outstanding Liberty stock options and RSUs assumed in the Liberty Transaction and converted to DIRECTV stock options and RSUs.

        Insider Trading and Hedging.    Insider trading is illegal. Hedging the economic risk of owning Company stock or receiving stock-based incentive compensation is contrary to the best interests of our stockholders. We maintain a policy that is applicable to all employees and prohibits insider trading and ownership of financial instruments or participating in investment strategies that hedge the economic risk of owning Company stock. NEOs generally are permitted to trade shares of the Company's Common Stock only during limited periods after public dissemination of the Company's annual and quarterly financial results. The Company permits our executives to enter into plans that are intended to comply with the requirements of Rule 10b5-1 of the Securities Exchange Act of 1934 in order to permit our executive officers to prudently diversify their asset portfolio and to assure that stock options may be exercised before their scheduled expiration date consistent with our policies. The General Counsel of the Company or his designee must approve such plans.

        Recovery of Compensation.    It is our policy to recover cash and stock incentive awards in excess of the properly recalculated incentive awards that had been paid to executives based on financial or operating results that were subsequently restated or adjusted for any of the three prior years.

Depending on the facts and circumstances, we may also seek recovery of the excess awards from present and former non-executive managers and employees.

        The terms and conditions of incentive awards refer to this policy and permit the Company to exercise its "clawback" rights. All of the outstanding performance-based share awards permit downward adjustment, at the discretion of the Committee, at any time prior to issuance of the related shares.

        Accounting and Tax Considerations.    While accounting and tax treatment are relevant compensation issues, the Committee believes that stockholder interests are best served by not restricting flexibility in designing compensation programs, even though such programs may result in non-deductible compensation expenses. Compensation arrangements that are not fully deductible have been considered by the Committee from time to time, and may be considered in the future. Base salaries and cash bonuses are generally considered taxable income to the executive and compensation expense to the Company when earned. We have no agreements, arrangements or other programs that provide tax gross-ups, other than for reimbursement for certain types of expenses under our relocation program that are treated as taxable income for the recipient.

        Savings and Pension Plans.    Under Section 401(k) of the Code, which applies to the 401(k) Savings Plan, and Section 409A of the Code, which applies to the Restoration Savings Plan, the Restoration Pension Plan and the Executive Deferred Compensation Plan, executive and Company contributions to the plans are not treated as current income to the executive. The related income taxes are deferred until the amounts are paid out to the executive, typically upon termination of employment. Further, for tax purposes, the Company defers recognition of the compensation expense for the executives' contributions to the Section 409A plans until payout. The Company's plans that are subject to Code Section 409A operate in compliance with the relevant rules in order to avoid negative tax consequences for the participating executives.

        Stock Awards.    We record compensation expense for performance RSUs and stock options on a straight-line basis over the service period of up to 3-years based upon the fair value of the award on the grant date, and adjusted for anticipated payout percentages related to the achievement of performance targets in accordance with the Financial Accounting Standards Board's accounting standard for stock compensation.

        Deductible Compensation.    The Committee considers the potential impact of Section 162(m) of the Code on compensation decisions. Section 162(m) disallows a tax deduction by the Company for compensation exceeding $1 million in any taxable year for each of the CEO and the other three highest compensated senior executive officers, excluding the CFO. Performance-based compensation is excluded from the $1 million limitation for plans that are approved by the stockholders of the Company and that meet certain other technical requirements; contributions to pre-tax savings plans are also excluded. Our annual bonuses, performance RSUs and stock options are intended to meet the performance-based compensation requirements, while base salary and perquisites do not. Based on these requirements, the Company believes it is entitled to a tax deduction for compensation paid to executive officers during 2010, other than an estimated $626,000 of base salary and perquisites for Messrs. White and Churchill. Because of ambiguities and uncertainties as to the application and interpretation of Section 162(m), we can give no assurance that compensation intended to satisfy the requirements for deductibility does, in fact, do so.

No Material Risks in Executive and Employee Compensation Programs

        We are aware of the increased focus on the possible relationship between risk and incentive compensation in light of management's responsibility to manage risk. It is not possible to continue to increase the revenues of the Company and enhance long-term stockholder value without assuming some reasonable level of risk. We can identify, manage and monitor the risks, but not eliminate them. For more information about the role of our Board in risk management oversight, please see page 9.

        Understanding and managing risk extends to our executive and employee compensation programs, which include base salaries, variable pay consisting of annual performance-based bonuses and long-term incentives, as well as employee benefits such as savings, retirement and medical plans, and perquisites such as the complimentary DIRECTV programming that we provide our employees.

        We have evaluated our compensation programs and believe that our compensation programs do not encourage excessive risk taking. We base this opinion, in part, on a number of key points:

  •
  In 2009, management and a consultant for management reviewed our incentive programs and found no program features that might incur significant risk to the Company. We reviewed the report with the Compensation Committee, which concurred with that conclusion. There were no material changes to these programs in 2010.

  •
  A significant portion of employee and executive compensation is variable and performance based. Our independent Compensation Committee designs, administers or provides oversight to these programs. An independent compensation consultant advises the Committee. Different Company departments monitor the performance results during the year, including Finance, Accounting, Legal and Human Resources.

  •
  We operate concurrent annual and 3-year performance programs in order to balance the risk of short-term focus over longer-term results. The specific performance targets are aligned with the annual and longer-term business plans that we present to the Board each year. For middle- and senior management, a significant portion of the variable compensation is based on measuring Company performance over multiple years before determining the payouts to encourage and reward sustained performance improvements.

  •
  Our incentive program designs include features that provide checks on excessive payouts, such as maximum performance and payout caps; that require threshold performance levels to earn the minimum incentive payment; and, that provide the Company with the ability to recover incentive payments when financial or operating results are restated. The Compensation Committee may, in its sole discretion, reduce, but not increase, the payouts for each variable pay program for the NEOs in order to incorporate performance results other than those directly measured by the variable pay program.

  •
  To align our top executives' compensation and personal net worth with stockholder interests in increasing the value of the Company, a significant portion of the variable compensation is paid in shares of stock and we require the executive to own a significant amount of Company stock until the executive retires or resigns.

PART 5—2010 SUMMARY COMPENSATION TABLE AND RELATED TABLES

        The 2010 Summary Compensation Table shows the compensation paid or accrued by the Company for the NEOs. Please note the discussion and interpretation of Mr. White's multi-year stock grant in Stock Awards and Option Awards following the Table.

2010 SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($) (d)	Option Awards ($) (e)	Non-Equity Incentive Plan Compensation ($) (f)	Change in Pension Value and Non-qualified Deferred Compensation Plan Earnings ($) (g)	All Other Compensation ($) (h)	Total ($) (i)
Michael White	2010	1,448,077	14,690,396	12,497,196	4,000,000	0	x	x
Chairman, President and
Chief Executive Officer
Patrick T. Doyle	2010	792,332	1,279,883	0	775,000	515,875	x	x
Executive Vice President	2009	669,076	849,200	0	675,000	326,512	96,711	2,616,499
and Chief Financial Officer	2008	500,032	693,900	0	285,000	200,007	67,416	1,746,355
Bruce B. Churchill	2010	1,327,500	1,848,346	0	2,270,000	184,146	x	x
Executive Vice President	2009	1,227,965	1,273,800	0	2,100,000	129,914	187,381	4,919,060
and President DIRECTV	2008	1,136,188	1,387,800	0	1,256,000	129,566	149,573	4,059,127
Latin America and New
Enterprises
Larry D. Hunter	2010	1,021,176	1,804,611	0	1,230,000	1,453,863	x	x
Executive Vice President	2009	891,071	1,220,725	0	2,700,000	1,072,808	186,006	6,070,610
and General Counsel	2008	774,753	1,272,150	0	511,000	576,947	92,455	3,227,305
Michael W. Palkovic	2010	843,054	1,419,594	0	810,000	391,866	x	x
Executive Vice President,	2009	818,553	1,167,650	0	725,000	384,680	87,658	3,183,541
Operations	2008	879,753	1,272,150	0	512,000	320,575	91,163	3,075,641

        Officers.    Mr. White is the Chief Executive Officer, Mr. Doyle is the Chief Financial Officer and Messrs. Churchill, Hunter, and Palkovic are the other NEOs. Mr. White is also a director and Chairman of the Company, but earns no additional compensation in that capacity, however, matching contributions in Mr. White's name under the Company's charitable contribution program are reported in column (h) All Other Compensation, which is discussed on page 49.

        Salary.    The amounts shown in column (c) include amounts that the executive elected to contribute to two savings plans, the 401(k) Savings Plan and the Restoration Savings Plan. The base salary amounts differ slightly from the amounts shown in Supplementary Chart 16 on page 40 due to the payroll periods at the beginning and end of each year that bridge the calendar years.

        Stock Awards and Option Awards.    The amounts shown in columns (d) and (e) represent the grant date fair value of stock-based incentive compensation grants.

        Mr. White's 2010 RSU and stock option grants are in the form of a single "up front" multi-year incentive grant, valued at approximately $9.1 million per year during the 3-year term of his employment agreement. No additional stock-based grants are anticipated for Mr. White in 2011 and 2012. The values shown in the Table for Mr. White are best interpreted on an annualized basis rather than a one-time aggregate value in order to permit fair comparison to the value of the stock grants made annually to the other NEOs. For Mr. White, the RSUs and stock options were granted on January 4, 2010 and are valued based on the $33.74 closing stock price on that date.

        The 2010 RSUs for the other NEOs were granted on February 10, 2010 and are valued in column (d) at the $30.93 per share closing price of the Common Stock on that date.

        For a discussion of the assumptions made in the valuation of the amounts shown in columns (d) and (e), refer to Note 15: Share-Based Payment of the Notes to the Consolidated Financial Statements of Form 10-K for the fiscal year ended December 31, 2010, or the 2010 10-K. For additional information about these awards, see the 2010 Grants of Plan-Based Awards Table and related discussion beginning on page 50. The SEC rules for disclosing amounts in columns (d) and (e) of the 2010 Summary Compensation Table for 2010, 2009 and 2008 changed effective with the 2009 Summary Compensation Table. The amounts for 2008 are restated and differ from the values shown in the 2008 Summary Compensation Table. The restatement affects the Totals in column (i), which are also restated for 2008.

        The maximum amounts of the target stock awards granted in 2010 in column (d), valued at the grant date price per share and assuming (i) achievement of the maximum 125% of the 3-year performance goals ending December 31, 2012, and (ii) no increase in stock price, are: for Mr. White, $18,362,995; Mr. Doyle, $1,599,854; Mr. Churchill, $2,310,432; Mr. Hunter, $2,255,764; and Mr. Palkovic, $1,774,493.

        Non-Equity Incentive Compensation.    The amounts shown in column (f) represent performance-based bonuses earned under the Bonus Plan for performance during 2010, but actually paid in 2011 and include amounts that the executive elected to contribute to the 401(k) Savings Plan and the Restoration Savings Plan.

        Change in Pension Value and Non-qualified Deferred Compensation Plan Earnings.    The amounts shown in column (g) are the change in value of each executive's accumulated pension benefit as of December 31, 2010 compared to December 31, 2009. Mr. White commenced pension plan participation in 2011 and had no pension benefits accrued or earned in 2010. The increase in the 2010 values over 2009 for Messrs. Doyle and Hunter are attributed to incentive compensation earned in 2009 that was credited to the Pension Plan in 2010, and for Mr. Doyle, the 2010 increase in base salary. Refer to Note 12: Pension and Other Postretirement Benefit Plans of the Notes to the Consolidated Financial Statements of our 2010 10-K for a discussion of the assumptions made in the valuation of the amounts shown. For additional information about the pension plan, see "2010 Pension Benefits" on page 57.

        The amounts in column (g) do not include any earnings in non-qualified deferred compensation plans because none of the earnings in those plans exceed market rates. For additional information about the non-qualified deferred compensation plans and the earnings for those plans, see "2010 Non-qualified Deferred Compensation" on page 58.

        All Other Compensation.    The Company provides competitive health and welfare benefit plans to its employees and executive officers, including medical, dental and vision care; life insurance, accidental death and dismemberment insurance and dependent life insurance; short-term and long-term disability insurance; and paid time-off for vacations, illness, holidays and other personal needs. Because the health and welfare benefit programs generally are provided to all other employees, the value of these programs is excluded from this column.

        Supplementary Chart 18 provides details on the amounts disclosed in column (h).

Supplementary Chart 18—All Other Compensation

Name (a)	Perquisites and Other Personal Benefits ($) (b)	Registrant Contributions to Defined Contribution Plans ($) (c)	Other ($) (d)	Total ($) (e)
Michael White	46,174	x	37,698	x
Patrick T. Doyle	20,225	x	3,351	x
Bruce B. Churchill	20,112	x	4,011	x
Larry D. Hunter	20,320	x	6,318	x
Michael W. Palkovic	20,181	x	3,099	x

        Perquisites and Other Personal Benefits.    The amounts in column (b) of Supplementary Chart 18 include the incremental costs of Company contributions to the Executive Medical Plan, personal use of Company aircraft, Company contributions to the Executive Long-Term Disability Plan and Company-paid premiums for personal liability insurance. Tickets to sporting and other entertainment events are sometimes provided to certain employees, including the NEOs, without charge, to attend these events for business purposes. Tickets are made available to employees, including the NEOs, for personal use if the tickets are not otherwise needed for business use. The Company does not incur incremental costs with respect to personal use of these tickets because the tickets were purchased by the Company for business purposes.

  •
  Executive Medical.  Prior to 2011, we provided an arrangement in the medical, dental and vision care plans where the NEOs paid the same premiums as employees, but paid no out-of-pocket costs for eligible expenses. Effective for 2011, this program has been cancelled.

  •
  Company-provided Transportation.  The Company owns a plane that is available to NEOs for business travel. When not needed for business travel, the plane is available for personal use on a limited basis and only as approved by the CEO. The Board encourages the CEO to use the Company plane even for personal travel to ensure his personal safety and to maximize his availability for Company business. For Mr. White, the amount shown includes $26,398 for personal use of the Company plane. This is the incremental cost to the Company including the average cost of fuel, in-flight catering, landing, hangar and parking fees, other variable fees and crew travel expenses. Because the Company uses the plane primarily for business travel, we do not include ownership costs or aircraft maintenance expenses that do not change based on usage. The IRS treats the personal use of the Company plane as income to the executive and the executive pays the related taxes.

        We do not provide company-owned cars or a car allowance to any NEO.

  •
  Executive Long-Term Disability Insurance.  We provide long-term disability insurance equal to 60% of base salary at no cost to a limited number of executives, including all of the NEOs. The IRS treats the Company-paid premiums as income to the executive and the executive pays the related taxes.

  •
  Personal Liability Insurance.  We provide personal liability insurance with a coverage limit of $10 million to each of the NEOs. The IRS treats the Company-paid premiums as income to the executive and the executive pays the related taxes.

  •
  Post-Retirement Welfare Benefits.  Executive officers may also receive post-employment benefits, which are discussed in "Potential Payments upon Termination or Change in Control" beginning on page 59.

  •
  Tax Reimbursements.  No NEO received a tax reimbursement in 2010.

        Registrant Contributions to Defined Contribution Plans.    The amounts shown in column (c) of Supplementary Chart 18 include Company-matching contributions to two savings plans, the 401(k) Savings Plan and the Restoration Savings Plan. In 2010, the matching contributions to the 401(k) Savings Plan were: for Mr. White, $9,569; for Mr. Doyle, $7,492; for Mr. Churchill, $9,900; for Mr. Hunter, $3,154; and for Mr. Palkovic, $7,269. In 2010, the matching contributions to the Restoration Savings Plan were: for Mr. White, x$38,892; for Mr. Doyle, x$46,277; for Mr. Churchill, x$123,100; for Mr. Hunter, x$102,539; and for Mr. Palkovic, x$50,137.

        Other.    The amounts shown in column (d) of Supplementary Chart 18 include the value of complimentary DIRECTV programming and Company-matching amounts made for Mr. White's charitable contributions.

  •
  Complimentary Programming.  We provide all full-time employees with complimentary DIRECTV programming (including home installation) at the Premier level plus local channels, and a variety of premium programming packages. The NEOs also receive a DIRECTV HD DVR, and all other channels (including all subscription channels and HD). The IRS does not treat complimentary programming as income for employees or for the NEOs.

  •
  Matching Charitable Contributions.  All employees, executives and members of the Board of Directors are eligible to participate in our Charitable Gift Matching Program, which is discussed further in "Payments and Promises of Payments Pursuant to Director Legacy Programs and Similar Charitable Award Programs" on page 26. As a director, matching contributions of $30,000 for Mr. White are disclosed in the 2010 Summary Compensation Table in column (h), All Other Compensation, and again in column (d), Other, in Supplementary Chart 18.

2010 Grants of Plan-Based Awards

        The 2010 Grants Of Plan-Based Awards Table and the notes following the table describe awards made under the Bonus Plan for 2010 and the award of RSUs and stock options under the 2004 Stock Plan. Stockholders approved the Bonus Plan and 2004 Stock Plan in 2004 and approved amendments to both plans in 2007. At the 2010 Annual Meeting, stockholders approved a new Bonus Plan and the 2010 Stock Plan, both of which may be used for grants after that date.

2010 GRANTS OF PLAN-BASED AWARDS

								All Other Option Awards: Number of Securities Underlying Options (i) ($)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards				Exercise or Base Price of Option Awards (j) ($/SH)	Grant Date Fair Value of Stock and Option Awards (k)($)
Name (a)	Grant Date (b)	Threshold (c) ($)	Target (d) ($)	Maximum (e) ($)	Threshold (f) (#)	Target (g) (#)	Maximum (h) (#)
Michael White	1/4/10	0	3,000,000	7,500,000
Patrick Doyle	2/10/10	0	640,000	1,280,000
Bruce Churchill	2/10/10	0	1,666,000	3,332,000
Larry Hunter	2/10/10	0	1,025,000	2,050,000
Michael Palkovic(1)	2/10/10	0	679,000	1,358,000
Michael White	1/4/10				0	435,400	544,250	1,011,100	33.74	27,187,592
Patrick Doyle	2/10/10				0	41,380	51,725	0	N/A	1,279,883
Bruce Churchill	2/10/10				0	59,759	74,699	0	N/A	1,848,346
Larry Hunter	2/10/10				0	58,345	72,931	0	N/A	1,804,611
Michael Palkovic	2/10/10				0	45,897	57,371	0	N/A	1,419,594

(1)
Mr. Palkovic's target value in column (d) and maximum value in column (e) include the effect of the increase in base salary in his November 2010 employment agreement.

        One-Year Performance Period (2010): Estimated Future Payouts Under Non-Equity Incentive Plan Awards.    The amounts shown in columns (c), (d) and (e) show the range of potential 2010 annual bonus amounts. We use the annual bonuses to focus the NEOs on financial and operating results over the course of the year. Elected officers are the only participants in this plan. The target value of an executive's bonus (assuming achievement of 100% of the performance goals) is based on the percentage of base salary in each executive's employment agreement or set by the Committee. The Committee sets the maximum bonus amount that may be earned by each elected officer at the beginning of the performance period. The maximum 2010 Bonus Plan fund was $7.5 million for the CEO, and two times the target bonus for each of the other NEOs. Achieving target level performance provides a target level bonus. Performance that is below target reduces the bonus. Performance above target increases the bonus. The 2010 performance measure and the maximum funding formulas are discussed beginning on page 32. The Committee may reduce, but not increase, a bonus earned at the end of the performance period based on its evaluation of Company and individual performance. The amounts actually earned and paid to the NEOs for 2010 are shown in the 2010 Summary Compensation Table in column (f) on page 47.

        3-year Performance Period (2010-2012): Estimated Future Payouts Under Equity Incentive Plan Awards.    The amounts shown in columns (f), (g) and (h) represent the number of performance-based RSUs granted in 2010. The RSUs promote the long-term growth of the Company and increasing stockholder value.

        The 3-year performance period is January 1, 2010 to December 31, 2012. Elected officers are the only participants in this plan, while other executives and senior management participate in a similar, but separate plan, with the same performance measures. The Committee grants long-term stock-based incentives to executives annually, typically during the first quarter of the calendar year and at the same time as it sets performance goals for the year. A new 3-year performance plan is established and RSUs are granted each year to participants, other than the CEO, resulting in three such plans operating concurrently at any one time after the first two years. At the Committee's discretion, RSU awards may be paid in cash in lieu of stock.

        The target value of an RSU grant is based on the percentage of base salary in each executive's employment agreement or is set by the Committee. The target value is converted to RSUs based on the estimated value of the stock preceding the grant date. Because Mr. White's 2010 RSU and stock option grants were considered multi-year grants, no additional stock grants are anticipated for him in 2011 or 2012. Achieving target level performance provides a target level stock payout. Performance that is below target reduces the stock payout and above target increases the stock payout. The maximum number of shares that may be earned in the 2010-2012 RSU Plan is 125% of the target number of shares. The value of the share payout also depends on the market value of the shares at the end of the 3-year performance period. No stock is issued until (i) the performance measurement period is completed, (ii) the Committee determines the actual level of performance, and (iii) the Committee determines the number of RSUs to be converted one-for-one into shares of Common Stock to be issued to each executive. The Committee may reduce the number of shares earned at the end of the performance period based on its evaluation of Company and individual performance. The 2010-2012 RSU performance measures and the performance and payout ranges are discussed beginning on page 35. There were no modifications to any current or previous stock awards made to the NEOs.

        Grant Date Fair Value of Stock and Option Awards.    The amounts shown in column (k) represent the fair value on the grant date of the 2010 RSU awards, assuming that the target number of shares is earned under the plan, and for Mr. White, includes the value of the stock options. The RSUs in column (g) were granted on February 10, 2010, and are valued in column (k) at the $30.93 per share closing price of the Common Stock on that date (for Mr. White, the stock options and RSUs were granted on January 4, 2010, and are valued based on the $33.74 closing stock price on that date).

Agreements with Executive Officers

Employment Agreement with Michael White

        Mr. White was elected as President and CEO of the Company effective January 1, 2010, and Chairman of the Board on June 17, 2010. The following describes his compensation agreement.

        Term.    The term of the agreement is initially for 3-years from January 1, 2010 through December 31, 2012.

        Base Salary.    Mr. White initially received a base salary of $1,500,000 per year, subject to annual adjustment.

        Annual Cash Bonus.    Mr. White is eligible to receive an annual performance bonus. The target annual bonus is 200% of his base salary for the applicable year.

        Equity Compensation.    The agreement provides for a stock grant to Mr. White valued at $25 million consisting of 50% of value in stock options with 3-year installment vesting on each of December 31, 2010, 2011 and 2012, and 50% of value in restricted stock units which vest at the end of the 3-year performance period. In accordance with the terms of the agreement, on January 4, 2010, Mr. White was awarded options to purchase 1,011,100 shares of Common Stock with an exercise price of $33.74, the closing price per share of DIRECTV Common Stock on that date. On January 4, 2010, Mr. White was also awarded 435,400 performance-based RSUs that vest on December 31, 2012, subject to the same 3-year performance standards set for all other NEOs for the 2010-2012 RSU grants. Vested RSUs, if any, will convert to shares of Common Stock, but will not be distributed until a date following his termination of employment under the terms of his agreement.

        Noncompetition and Confidentiality.    Mr. White has agreed not to compete with the Company during the term of his employment and for two years thereafter. He has also agreed, during the term of his employment and for two years thereafter, not to induce or solicit any executive, professional or administrative employee of the Company or its affiliates to leave or to induce any key programming or equipment supplier, or key distributor, to terminate or materially adversely change its relationship with the Company or its affiliates. Further, Mr. White is required to maintain the confidentiality of certain information of the Company, and not to use such information except for the benefit of the Company.

        Other Terms.    Other terms and conditions in the Employment Agreement are commensurate with other elected officers at the Company.

Other Employment Agreements with NEOs

        We have entered into employment agreements with each of the other NEOs. A new agreement with Mr. Palkovic was executed during 2010. The material terms of these agreements are:

        Term.    The term of each agreement with Messrs. Doyle, Churchill and Hunter is from July 1, 2009 through December 31, 2011. The term of Mr. Palkovic's agreement is from November 12, 2010 through December 31, 2013.

        Base Salary.    The 2010 base salaries for the executives are shown in Supplementary Chart 16 on page 40. Base salaries are subject to increase at the discretion of the Company, commensurate with the other senior executives of the Company, with the actual salary increase subject to the Committee's approval.

        Annual Cash Bonus.    Each of the NEOs is eligible to receive an annual performance bonus, payable in cash. The bonuses earned are based on achievement of performance goals, standards contained in the Bonus Plan, recommendation of the CEO and approval by the Compensation

Committee. For the term of each agreement, the target bonus opportunity percentage will not be less than: for Mr. Doyle, 80%; for Mr. Churchill, 125%; for Mr. Hunter, 100%; and for Mr. Palkovic, 80% for 2010. The 2010 target bonus opportunity as a percentage of each NEO's base salary is shown in Supplementary Chart 16 on page 40.

        Restricted Stock Units.    The number of RSUs granted to each of the NEOs is determined annually. The RSUs will vest subject to the performance standards established at the time the RSUs are granted. Under the agreements, annual RSU grants are expected to have a grant date fair market value at least equal to a percentage of each executive's base salary. The target equity grant percentage will not be less than: for Mr. Doyle, 150%; for Mr. Churchill, 130%; for Mr. Hunter, 165%; and for Mr. Palkovic, 100% for 2010, and 180% beginning in 2011. The 2010 RSU grant for each NEO is shown in Supplementary Chart 16 on page 40 and the 2010 Grants of Plan-Based Awards Table on page 50.

        Noncompetition and Confidentiality.    Each NEO has agreed not to compete with the Company during the term of his employment agreement and for 12 months thereafter (24 months for Mr. White). Each NEO has also agreed to restrictions on inducing or soliciting employees of the Company or its affiliates to leave such employment during the term of his employment and for 12 months thereafter (24 months for Mr. White). Further, each NEO is required to maintain the confidentiality of certain information of the Company and not to use such information except for the benefit of the Company.

        Termination.    The terms and conditions for compensation upon termination of employment are summarized in the section "Potential Payments upon Termination or Change in Control" beginning on page 59.

Outstanding Equity Awards at Fiscal Year-End

        This table and the notes following provide information on all equity awards granted to the NEOs that were outstanding as of the end of 2010.

2010 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		Option Awards						Stock Awards
Name (a)	Grant Date (b)	Number of securities underlying unexercised Options (#) Exercisable (c)	Number of securities underlying unexercised Options (#) Unexercisable (d)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Option Value at Year-End ($) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#) (h)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Unit or Other Rights that Have Not Vested ($) (i)
Michael White	1/4/10	337,033	674,067	(1)	33.74	1/4/20	6,258,709	0		0
	1/4/10							544,250	(3)	23,402,750

Totals		337,033	674,067				6,258,709	544,250		23,402,750
Patrick T. Doyle		0	0		N/A	N/A	N/A
	2/19/09							50,000	(2)	2,150,000
	2/10/10							51,725	(3)	2,224,175

Totals		0	0		N/A	N/A	N/A	101,725		4,374,175
Bruce B. Churchill		0	0		N/A	N/A	N/A
	2/19/09							75,000	(2)	3,225,000
	2/10/10							74,699	(3)	3,212,046

Totals		0	0				0	149,699		6,437,046
Larry D. Hunter		0	0		N/A	N/A	N/A
	2/19/09							71,875	(2)	3,090,625
	2/10/10							72,931	(3)	3,136,044

Totals		0	0				0	144,806		6,226,669
Michael W. Palkovic		0	0		N/A	N/A	N/A
	2/19/09							68,750	(2)	2,956,250
	2/10/10							57,371	(3)	2,466,964

Totals		0	0				0	126,121		5,423,214

(1)
One-half of the stock options vest on each of 12/31/11 and 12/31/12.

(2)
Performance-based RSUs granted in 2009 with a performance period of January 1, 2009 to December 31, 2011 (which is also the vesting date); the number of shares is shown at the maximum payout level because the current cumulative performance is between target and maximum performance levels. At target performance levels, the number of shares would be: for Mr. Doyle, 40,000; for Mr. Churchill, 60,000; for Mr. Hunter, 57,500; and for Mr. Palkovic, 55,000. Mr. White began his employment in January 2010 and did not receive a 2009-2011 RSU grant.

(3)
Performance-based RSUs granted in 2010 with a performance period of January 1, 2010 to December 31, 2012 (which is also the vesting date); the number of shares is shown at the maximum payout level because the current cumulative performance is between target and maximum performance levels. At target performance levels, the number of shares would be: for Mr. White, 435,400, for Mr. Doyle, 41,380; for Mr. Churchill, 59,759; for Mr. Hunter, 58,345; and for Mr. Palkovic, 45,897.

        Columns (c), (d), (e), (f) and (g) show information for stock options that remain exercisable. Since 2004, only the CEO has been granted stock options.

        Column (h) shows outstanding RSU grants whose 3-year performance periods are still in progress and not yet ended.

        The values of the stock options are shown in column (g) and the values of the unvested RSUs are shown in column (i) based on the $39.93 per share closing stock price on December 31, 2010. The actual value of each stock option and RSU grant varies with the stock price and, for RSUs, also with the Company's performance against the targets.

        The information in columns (g) and (i) of this table are related to the information in the 2010 Summary Compensation Table in columns (e) and (d) respectively, on page 47. All outstanding awards at year-end are shown in columns (g) and (i) of this table at the market closing price of $39.93 per share on December 31, 2010, and, for RSUs, adjusted for cumulative actual performance, while the Stock Awards and Option Awards values shown in the 2010 Summary Compensation Table columns (d) and (e) respectively, on page 47, represent the February 10, 2010 grant date values for equity awards granted in 2010 (January 4, 2010 for Mr. White) and, for RSUs, assuming 100% performance.

2010 Option Exercises and Stock Vested

        This table and the notes following provide additional information regarding the compensation realized by the executives in 2010 due to the exercise of stock options and the acquisition of shares upon the distribution of RSUs.

2010 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name of Executive Officer (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Michael White	0	0	0	0
Patrick T. Doyle	220,000	1,998,892	31,770	X
Bruce B. Churchill	0	0	63,540	X
Larry D. Hunter	375,000	1,673,730	58,245	X
Michael W. Palkovic	45,000	87,147	58,245	X

        Vested stock awards in column (d) are from the 2008-2010 RSU grants and are valued in column (e) at the $[x] per share closing market price on February 25, 2011 when the shares were issued. Mr. White started his employment in January 2010 and did not receive a 2008-2010 RSU grant.

2010 Pension Benefits

        Pension Plans.    We provide an employee pension program with total pension values allocated between two components, the Pension Plan and the Restoration Pension Plan. The Restoration Pension Plan is a benefit restoration plan, designed to replace pension benefits that would otherwise be limited by IRS regulations for the Pension Plan. Eligibility and benefit formulas in both the Pension and Restoration plans are the same for employees and executives. All employees whose compensation or pension benefit exceeds legislated pay limits on the Pension Plan automatically participate in the Restoration Pension Plan. In the pension benefit formulas, the maximum benefit amount permitted by applicable law and regulations is paid from the Pension Plan and the balance is paid from the Restoration Pension Plan.

        The pension plans provide compensation based on an employee's length of service and pay. Pension benefits are determined, in part, using the employee's actual age and years of benefit service. Age and length of service for the NEOs are calculated on the same basis as other employees. In the

Restoration Pension Plan, as a practice, the Company does not provide additional years of age or benefit service and no NEO has been credited with additional years of age or benefit service.

        Benefit Formulas.    There are three benefit formulas provided by the Pension Plan and the Restoration Pension Plan. Eligibility for a specific formula depends on the employee's date of hire. Each formula's benefits vest after three years of service. The three benefit formulas are:

  (i)
  a Contributory Benefit that was available to employees hired prior to August 2, 1990, who elected to participate, contribute and remain in this benefit (no NEO is eligible for this Contributory Benefit),

  (ii)
  a Non-Contributory Benefit for employees hired on or after August 2, 1990, but before December 1, 2001, and

  (iii)
  a Retirement Growth Benefit, also called a cash balance benefit, which was established December 1, 2001 for employees hired after November 30, 2001.

        Employees who were participants in the Non-Contributory Benefit as of December 1, 2001, will receive the better of that benefit or the Retirement Growth Benefit.

        The Contributory Benefit formula is not discussed further because no NEO is eligible for that benefit.

        The Non-Contributory Benefit is a final average pay benefit using the highest five out of the last 10 years of pensionable compensation. The Company calculates benefits as a percentage of final average monthly pay up to 35 years (and a lesser percentage after 35 years) minus an offset for Social Security. The resulting number is a monthly life annuity payable at Social Security Normal Retirement Age, or SSNRA, (which is 65, 66 or 67 depending on the year of birth). For early retirement within 3-years before the employee's SSNRA, this benefit is not reduced if the employee has at least ten years of continuous service on or prior to separation from service, otherwise, the benefit is reduced. The Company uses actuarial conversion factors to determine the benefit under different payment options; see Forms of Benefit Payments.

        The Retirement Growth Benefit provides an account-balance benefit based on (a) a percentage of pensionable compensation and (b) interest. The percentage of pensionable compensation increases by years of vesting service up to the maximum 4% per year in the employee's sixth year of service; however, for employees hired before December 1, 2006, the percentage is 4% per year. The formula provides an amount payable as a lump sum. The Company uses actuarial conversion factors to determine the benefit under different payment options.

        Participation of the NEOs.    Messrs. Doyle, Hunter and Palkovic participate in the Non-Contributory Benefit, but will receive the greater of the benefit under the Non-Contributory Benefit or the Retirement Growth Benefit. Messrs. White and Churchill participate only in the Retirement Growth Benefit.

        Retirement Age.    The plans assume that an employee's retirement age is the earliest of (i) the normal retirement age defined in the plan, (ii) age 65, or (iii) the earliest age when an employee has earned an unreduced retirement benefit (participants under the Non-Contributory Benefit and the Retirement Growth Benefit are eligible to retire early beginning at age 55 after attaining one year of service with the Company). The plans also provide for retirement at earlier age and service levels, but the benefit is reduced. Messrs. White, Doyle and Hunter are currently eligible to retire under both the Pension Plan and the Restoration Pension Plan, although Mr. White had no accrued benefit as of December 31, 2010.

        Pensionable Compensation.    In the Pension Plan and the Restoration Pension Plan, benefits are determined using base salary and annual bonuses, which means that the value of a pension depends partially on achievement of business goals. Both Plans exclude the value of stock awards and all other long-term incentive awards. There is no double counting of compensation between the two plans.

        Forms of Benefit Payments.    The forms of benefit payments are similar in both of the plans. Employees may elect a different form and timing in each plan. Participants who terminate or retire may elect to receive benefits as a lump sum, a single life annuity, various joint and survivor annuities, various periods certain and a 10-year period certain and continuous.

        The 2010 Pension Benefits Table and the notes following the table provide additional information regarding each NEO's participation in the Company's pension plans and the present value of those benefits as of December 31, 2010. No actuarial pre-retirement decrements are used in these calculations. The benefit values were determined assuming that the NEOs will continue to earn the same amount of salary and bonus compensation as reported in the 2010 Summary Compensation Table until retirement. Refer to Note 12: Pension and Other Postretirement Benefit Plans of the Notes to the Consolidated Financial Statements of our 2010 10-K, for a discussion of the assumptions made in the valuation of the amounts shown in column (d).

2010 PENSION BENEFITS

Name (a)	Plan name (b)	Number of years of credited service (#) (c)	Present Value of Accumulated Benefit ($) (d)
Michael White	Pension Plan	0	0
Michael White	Restoration Pension Benefit Plan	0	0
Patrick T. Doyle	Pension Plan	18	398,176
Patrick T. Doyle	Restoration Pension Benefit Plan	18	1,446,886
Bruce B. Churchill	Pension Plan	7	84,214
Bruce B. Churchill	Restoration Pension Benefit Plan	7	695,814
Larry D. Hunter	Pension Plan	16	551,751
Larry D. Hunter	Restoration Pension Benefit Plan	16	4,360,173
Michael W. Palkovic	Pension Plan	13	268,032
Michael W. Palkovic	Restoration Pension Benefit Plan	13	1,506,991

2010 Non-Qualified Deferred Compensation

        We provide a 401(k) Savings Plan, a Restoration Savings Plan (a benefit restoration plan designed to replace savings benefits that are reduced or otherwise limited by IRS rules for the 401(k) Savings Plan) and, through 2006, we also provided a third savings plan, the Executive Deferred Compensation Plan. These savings plans are sometimes referred to as "deferred compensation plans" because by contributing a percentage of their compensation to the savings plans, employees defer receipt of that money until the date they withdraw their savings balances. Under IRS rules, the 401(k) Savings Plan is a qualified plan and is not included in the following Table.

        Savings Plans.    The 401(k) Savings Plan is a tax-qualified broad-based employee savings plan that also has an after-tax savings feature. Employees may contribute up to 12% of base salary and annual bonuses up to dollar limits established annually by the IRS. We match 100% of employee contributions up to the first 4% contributed by the employee. The Company-matching contributions vest after 3-years of service. Employees may invest their contributions in a variety of funds, including a Company stock fund. Withdrawals from the 401(k) Savings Plan are permitted by applicable regulations.

        The Restoration Savings Plan is designed to replace savings opportunities that are reduced or otherwise limited by IRS rules for the 401(k) Savings Plan. Employee contributions to the Restoration Savings Plan begin only when the employee has contributed the maximum possible amount permitted by the Code to the 401(k) Savings Plan. The Restoration Savings Plan has many features that mirror the 401(k) Savings Plan including contribution rates, matching and vesting. Employees may invest their contributions into the same funds that are available in the 401(k) Savings Plan, however, no actual monies are invested in these funds (to avoid tax consequences that conflict with the pre-tax nature of this Plan), and, thus, these investments are referred to as "notional investments." The Restoration Savings Plan permits daily transfers of amounts among the available notional investments except for the DIRECTV Stock Fund, where trades are restricted to open trading periods. To the extent that the notional investment gains exceed employee contributions at the date of distribution, the Company pays the increase in value. The Restoration Savings Plan permits distributions following termination of employment as a lump sum and as annual installment payments.

        The Executive Deferred Compensation Plan is a pre-tax savings plan. New contributions have not been permitted since December 31, 2006. The plan will continue to be administered until all account balances are withdrawn by executives upon termination of employment or retirement. Previous contributions from base salary and bonuses earn interest at a rate that is fixed annually and approximates 120% of 10-year Treasury Note rates. The Executive Deferred Compensation Plan permits distributions following termination of employment as lump sum or annual installment payments.

        This table and the notes following provide information regarding each NEO's participation in the non-qualified savings plans. Other than earnings in column (e), all contributions have also been reported in the Summary Compensation Table.

2010 NON-QUALIFIED DEFERRED COMPENSATION

Name (a)	Plan Name (b)	Executive Contributions in Last FY ($) (c)	Registrant Contributions in Last FY ($) (d)	Aggregate Earnings in Last FY ($) (e)	Aggregate Withdrawals/ Distributions ($) (f)	Aggregate Balance at Last FYE ($) (g)
Michael White	Restoration Savings Plan	x38,893	x38,892	5,059	—	x82,844
Patrick T. Doyle	Restoration Savings Plan	x138,834	x43,277	126,054	—	x1,315,657
Bruce B. Churchill	Restoration Savings Plan	x246,200	x123,100	103,886	—	x2,156,610
Larry D. Hunter	Restoration Savings Plan	x307,618	x102,539	220,495	—	x2,779,917
	Executive Deferred Compensation Plan	0	0	38,713	—	x1,206,603
Michael W. Palkovic	Restoration Savings Plan	x150,411	x50,137	189,134	—	x1,051,166

        Executive Contributions.    The amounts shown in column (c) represent compensation that was earned in 2010 and that the NEOs elected to contribute to the Restoration Savings Plan. The amounts shown in column (c) that came from 2010 base salary and the 2010 bonus paid in early 2011 are included in the 2010 Summary Compensation Table, columns (c) and (f), respectively, on page 47.

        Company-Matching Contributions.    The amounts shown in column (d) represent Company-matching contributions to the Restoration Savings Plan. The amounts shown in column (d) that came from 2010 base salary and the 2010 bonus paid in early 2011 are included in the amounts shown in the 2010 Summary Compensation Table, column (h) on page 47 and the Supplementary Chart 18, column (c) on page 49.

        Earnings.    The amounts shown in column (e) include gains or losses on notional investments in the Restoration Savings Plan and the Executive Deferred Compensation Plan. The interest and earnings from notional investments in this column are all at market rates and, therefore, are not included in the 2010 Summary Compensation Table, column (g) on page 47.

        Withdrawals and Distributions.    There were no withdrawals or distributions in 2010.

        Year-End Balances.    The amounts shown in column (g) represent the closing balance as of December 31, 2010 in each executive's Restoration Savings Plan account and, for Mr. Hunter, the Executive Deferred Compensation Plan account. The balances shown have been adjusted to include the values of savings contributions from the 2010 bonuses paid in early 2011. Except for earnings, the balances include amounts currently or previously reported in the Summary Compensation Table.

Potential Payments upon Termination or Change in Control

Employment Agreements with the NEOs

        We have an employment agreement with each of the NEOs, which contains terms and conditions for compensation payable upon termination of employment under various circumstances. The Committee has developed the following guidelines:

  •
  Employment and severance agreements should be used only for a limited group of executives.

  •
  Termination of employment for cause should result in the forfeiture of all unpaid compensation, cash or stock incentive compensation, and the Company may consider forfeiture of certain benefits that are not protected by federal or state law.

  •
  Death or Disability should result in payment of compensation earned through that date, plus cash and stock compensation and other employee benefits under the terms and conditions of those plans.

  •
  Voluntary termination of employment or retirement should result in payment of compensation earned through that date, plus other vested employee benefits under the terms of the applicable plans and, in the case of retirement, accrued bonus and stock compensation under the terms of the applicable plans.

  •
  For involuntary termination of employment without cause or for Effective Termination as defined in certain employment agreements, severance arrangements should be limited to compensation payable through the end of the term of the employment agreement, but generally not less than one year's base salary and target bonus. Stock compensation should follow the vesting rules set by the Committee in the stock grant's terms and conditions, although the Committee may vary from this practice depending on the facts and circumstances. Employee benefits remain payable under the terms and conditions of the benefit plans.

        We intend to comply with Sections 162(m) and 409A of the Code, as each applies to compensation payable upon and following a termination of employment of each of the NEOs. In discussing these agreements, the terms "Cause," "Disability" and "Effective Termination," have the following meaning:

        "Cause" means (i) the executive is convicted of, or pleads guilty or nolo contendere, to a felony; (ii) the executive engages in conduct that constitutes continued willful neglect or willful misconduct in carrying out duties under the agreement, resulting in economic harm to or damage to the reputation of the Company; or (iii) the executive breaches any material affirmative or negative covenant or undertaking in the agreement, which breach is not substantially cured within fifteen days (30 days for Mr. White) after written notice. For Mr. White, "Cause" also requires an affirmative vote of 75% of the entire Board.

        "Disability" means the inability to substantially perform the executive's duties and responsibilities for a period of 120 consecutive days (180 days for Mr. White).

        "Effective Termination" means the occurrence without the executive's consent of (i) a change in the executive's principal place of employment or (ii) any adverse change in the scope of job responsibilities or reporting relationship or (iii) a reduction in pay. For Mr. White, Effective Termination also includes (iv) voluntary resignation within 60 days following the first anniversary of a Transformation Event, as defined in the Agreement and, (v) until one year after a Transformation Event, no violation of (ii) above shall be Effective Termination if it is directly related to the Transformation Event and Mr. White remains the senior-most executive of the Company.

Change of Control Agreements with NEOs

        We have no individual agreements, arrangements or other programs for NEOs or any employee (i) in which additional compensation is paid, (ii) which provide for accelerated vesting or payment of compensation, except for the 2010 Stock Plan approved by stockholders on June 3, 2010 and Mr. White's employment agreement, or (iii) that provide excise tax gross-ups, upon entering into or completing a change-in-control of the Company or in the event of termination of employment following a change-in-control.

        The 2010 Stock Plan permits, but does not require, the Compensation Committee of the Board prior to or upon certain corporate transactions, as defined in the 2010 Stock Plans, to proportionately adjust outstanding stock awards and provide for the assumption, substitution, exchange or otherwise to settle the awards. If, for example, the acquirer does not agree to assume or replace the outstanding stock awards, or the Company does not survive as a public corporation or a subsidiary of a public corporation, the 2010 Stock Plan accelerates vesting and payment of the stock awards, subject to Code Sections 162(m) and 409A.

        Mr. White's employment agreement has a feature in the event that his compensation and benefits would constitute "parachute payments" under Code Section 280G, he would receive either (i) the full amount or (ii) a lesser amount such that no portion is subject to Code Section 280G, whichever provides the higher after-tax amount, including the potential taxes under Code Section 4999. The agreement does not provide for an excise tax gross-up for the potential taxes under Code Section 4999.

        CEO.    If Mr. White's employment is terminated for Cause or resignation without Effective Termination, he is only entitled to base salary through the date of termination and the bonus and all outstanding stock-based awards are forfeited.

        If Mr. White's employment terminates due to his death or Disability, his estate or beneficiary is entitled to (i) base salary through the date of termination, (ii) pro-rated annual cash bonus for the current year, and, for Disability, (iii) he will continue to participate in the medical, dental, life insurance and all other employee plans and programs until the end of the term of his agreement. Unvested RSUs vest as if 100% of the performance goals had been met and are immediately payable. Stock options vest and continue to be exercisable until their expiration date.

        If Mr. White is terminated for any other reason, he is entitled to (i) base salary through the date of termination, (ii) payment of an amount equal to 4.5 times the current base salary payable in substantially equal amounts over 18 months, (iii) RSU vesting as if 100% of the performance goals have been met, (iv) stock options that vest pro rata (the sum of actual service plus 18 months is divided by 36 months to calculate the percentage vesting up to 100%) and continue to be exercisable until their expiration date, and (v) for 18 months, he will continue to participate in medical and welfare benefit plans. If this termination follows a change in control, his stock awards would also accelerate and distribute the stock awards that would otherwise be cancelled and forfeited. Mr. White's agreement does not provide for any excise tax gross up.

        If Mr. White continues employment following the end of the term of his agreement and is subsequently terminated, compensation and benefits for death, Disability, termination for Cause and resignation without Effective Termination will be as stated above. If he resigns without Effective Termination, vested stock options will continue to be exercisable until the earlier of 3-years or the end of the option term. If his employment is terminated without Cause or he resigns due to Effective Termination, he is entitled to receive severance in accordance with the senior executive severance policy then in effect and his stock options will continue to be exercisable for the remainder of the option term.

        Other NEOs    The terms and conditions in the employment agreements for Messrs. Doyle, Churchill, Hunter and Palkovic for compensation upon termination of employment are summarized as follows:

        If a NEO's employment is terminated for cause (as defined in each agreement) or voluntary termination by the executive, he is only entitled to base salary through the date of termination and the bonus and all outstanding stock-based awards are forfeited.

        If the NEO's employment terminates due to his death or Disability, the executive's estate or beneficiary is entitled to (i) base salary through the date of termination, (ii) pro-rated annual cash bonus received for the fiscal year preceding the date of termination and, for Disability, (iii) the executive will continue to participate in all medical, dental, life insurance and all other employee plans and programs until the earlier of the end of the Disability or the term of the agreement. Unvested RSUs would vest one-third for each full calendar year completed before the termination date, subject to adjustment for Company performance, and would be payable as each RSU performance period ends.

        If the NEO is terminated for any other reason, the executive is entitled to (i) base salary through the date of termination, (ii) pro-rated annual bonus for the calendar year in which employment is terminated, following the Compensation Committee's evaluation of Company and individual performance and determination of the bonus amount at the end of the performance period, (iii) payment of an amount equal to the sum of current base salary and target bonus (for Mr. Churchill, the amount is one and one-half times this sum, or one times this sum if the termination occurs after the end of the term of the Agreement), (iv) vesting of equity awards as if the executive had remained employed through the end of the year and, if employment is terminated in December, for one additional year, subject to the terms and conditions of the equity awards, and, (v) until the later of the end of the term of the agreement or 12 months, the executive will continue to participate in medical plans, unless the executive receives earlier coverage from another employer. The executive shall be entitled to these benefits also in the case of any adverse change in the scope of job responsibilities or reporting relationship or a reduction in base salary, target bonus or aggregate compensation opportunity, and, for Mr. Churchill, a change in the principal place of employment to a location outside the New York City metropolitan area, for Messrs. Doyle and Palkovic, a change in the principal place of employment to a location outside the Los Angeles metropolitan area, in each case without the consent of the executive. In consideration of Messrs. Doyle's, Hunter's and Palkovic's non-competition and non-solicitation commitments, which extend for 12 months following the termination date, whether the termination date is during or after the term of the agreement, each would also receive the sum of his base salary and target bonus valued at the termination date, payable at the end of the 12-month commitment. In the event that the Company adopts a severance plan applicable to comparable executives that provides for payments or benefits that are more favorable to executives than the provisions of the employment agreements, then the executive will be entitled to the more favorable payments or benefits subject to the terms and conditions of such plan. If this termination follows a change in control, the 2010 Stock Plan would also accelerate and distribute the stock awards that would otherwise be cancelled and forfeited.

        The descriptions of each executive's employment agreement are qualified in their entirety by reference to the full agreement. For additional information about Mr. White's agreement, see the Employment Agreement between Michael White and DIRECTV filed as Exhibit 10.1 to the Form 8-K filed by DIRECTV with the SEC on January 7, 2010, the Non-Qualified Stock Option Agreement filed as Exhibit 10.2 and the Performance Stock Unit Award Agreement filed as Exhibit 10.3; for Mr. Hunter, is attached as Exhibit 10.6 to the Quarterly Report on Form 10-Q filed by the Company with the SEC on August 7, 2009, or the August 2009 10-Q; for Mr. Doyle, is attached as Exhibit 10.5 to the August 2009 10-Q; for Mr. Churchill, is attached as Exhibit 10.4 to the August 2009 10-Q; and for Mr. Palkovic, is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on November 22, 2010. These documents may be accessed through the Company's website at www.directv.com/investor or through the SEC's website at www.sec.gov.

Values of Potential Payments upon Termination of Employment as of December 31, 2010

        Calculation Assumptions.    Potential payments upon termination of employment in the following discussion were calculated under the terms and conditions of each executive's employment agreement. If not specifically addressed in the employment agreement, then payments were determined under the terms and conditions of each of the separate compensation and benefit plan documents. All payments are subject to Sections 162(m) and 409A of the Code, as each applies to compensation payable upon and following a termination of employment of each of the NEOs. All calculations assume termination of employment on December 31, 2010. Benefit amounts payable from health and welfare plans and the 401(k) Savings Plan and the Pension Plans generally available to all employees have been excluded from the following discussion.

        For termination for Cause, Restoration Savings Plan values are assumed to be derived from the executive's own savings contributions and would likely remain payable, while Restoration Pension Plan values are assumed to be entirely derived from Company contributions and would likely be forfeited. Benefits payable from the pension plans are shown on the 2010 Pension Benefits Table on page 57. Savings account balances other than the 401(k) Savings Plan are shown in the 2010 Non-Qualified Deferred Compensation Table on page 58. Stock options, if any, and unvested RSUs would likely be forfeited.

        For voluntary termination, unexercised stock options are cancelled immediately following the date of voluntary termination of employment. We assumed that if vested stock options held by Mr. White are "in the money," that is, the market price of the stock was greater than the exercise price, then he would exercise the vested stock options on the last day of employment.

        For involuntary termination following a change in control, we assumed that stock awards are not continued by the acquirer and that all unvested stock awards are immediately vested and payable in a lump sum. Because the terms and conditions of the stock awards may already provide for payment upon an involuntary termination without cause, even without a change in control, we report only the incremental portion of the stock award that accelerates and becomes payable following a change in control. In the following calculations, we did not estimate the effect of the Golden Parachute Limitation in the 2010 Stock Plan that could otherwise reduce the value of the compensation amount shown.

        Bonuses earned for the performance period ending December 31, 2010, are shown in the 2010 Summary Compensation Table on page 47. Stock Option and RSU values are shown in the 2010 Outstanding Equity Awards at Fiscal Year-End Table on page 54. RSUs earned for the performance period ending December 31, 2010, are shown in the 2010 Option Exercises and Stock Vested Table on page 55. All amounts would be payable in a lump sum except Mr. Doyle has made an election to convert the Restoration Pension Plan value to 60 monthly payments and Messrs. Hunter and Doyle have each made an election to convert the Restoration Savings Plan value to five annual payments.

  Mr. White:

  •
  For termination for Cause, he would receive no compensation beyond his accrued and vested savings and pension plan benefits and, for voluntary termination, the additional value of his vested stock options.

  •
  For death or Disability, in addition to the accrued and vested savings and pension benefits and vested stock options, he would receive a bonus of $3,000,000, vested RSUs (valued at $17,385,522), unvested stock options would vest (valued at $6,258,709), and for Disability, his medical and LTD benefits would continue for two years and are valued at $21,290 and $3,648, respectively.

  •
  For involuntary termination without Cause or for resignation due to Effective Termination, in addition to the accrued and vested savings and pension benefits and vested stock options, he would receive $6,750,000 in severance, vested RSUs (valued at $17,385,522), unvested stock options would be subject to accelerated pro rata vesting and are valued at ($5,215,591, and his medical and welfare benefits would continue for 18 months and are valued at $18,703.

  •
  For involuntary termination without Cause following a change in control, he would receive compensation and benefits for an involuntary termination without Cause and unvested stock options valued at $1,043,118 would vest and become exercisable.

  Mr. Doyle:

  •
  For termination for Cause, he would receive no compensation beyond his accrued and vested savings and pension plan benefits.

  •
  For death or Disability, in addition to the accrued and vested savings and pension benefits, he would receive a bonus of $675,000; vested RSUs (valued at $1,615,568) would be payable at the scheduled dates, subject to Company performance, and for Disability, his medical and LTD benefits would continue for one year and are valued at $14,751 and $1,824, respectively.

  •
  For involuntary termination without Cause, in addition to the accrued and vested savings and pension benefits, he would receive $2,880,000 in severance (including the value of complying with his non-compete and non-solicitation agreements payable after 12 months), vested RSUs (valued at $2,698,736) would be payable at the scheduled dates, subject to Company performance, and his medical and LTD benefits would continue for one year and are valued at $14,751 and $1,824, respectively.

  •
  For involuntary termination without Cause following a change in control, he would receive compensation and benefits for an involuntary termination without Cause and unvested RSUs would accelerate vesting and be distributed in a lump sum valued at $550,768.

  Mr. Churchill:

  •
  For termination for Cause and for voluntary termination, he would receive no compensation beyond his accrued and vested savings and pension plan benefits.

  •
  For death or Disability, in addition to the accrued and vested savings and pension benefits, he would receive a bonus of $2,100,000, vested RSUs (valued at $2,392,592) would be payable at the scheduled dates, subject to Company performance, and for Disability, his medical and LTD benefits would continue for one year and are valued at $14,751 and $1,824, respectively.

  •
  For involuntary termination without Cause, in addition to the accrued and vested savings and pension benefits, he would receive $4,498,500 in severance, vested RSUs (valued at $3,986,585),

    would be payable at the scheduled dates, subject to Company performance, and his medical and LTD benefits would continue for one year and are valued at $14,751 and $1,824, respectively.

  •
  For involuntary termination without Cause following a change in control, he would receive compensation and benefits for an involuntary termination without Cause and unvested RSUs would accelerate vesting and be distributed in a lump sum valued at $795,392.

  Mr. Hunter:

  •
  For termination for Cause and for voluntary termination, he would receive no compensation beyond his accrued and vested savings and pension plan benefits.

  •
  For death or Disability, in addition to the accrued and vested savings and pension benefits, he would receive a bonus of $1,700,000, vested RSUs (valued at $2,307,222) would be payable at the scheduled dates, subject to Company performance, and for Disability, his medical and LTD benefits would continue for one year and are valued at $10,645 and $1,824, respectively.

  •
  For involuntary termination without Cause, in addition to the accrued and vested savings and pension benefits, he would receive $4,100,000 in severance (including the value of complying with his non-compete and non-solicitation agreements payable after 12 months), vested RSUs (valued at $3,849,119) would be payable at the scheduled dates, subject to Company performance, and his medical and LTD benefits would continue for one year and are valued at $10,645 and $1,824, respectively.

  •
  For involuntary termination without Cause following a change in control, he would receive compensation and benefits for an involuntary termination without Cause and unvested RSUs would accelerate vesting and be distributed in a lump sum valued at $776,572.

  Mr. Palkovic:

  •
  For termination for Cause and for voluntary termination, he would receive no compensation beyond his accrued and vested savings and pension plan benefits.

  •
  For death or Disability, in addition to the accrued and vested savings and pension benefits, he would receive a bonus of $725,000, vested RSUs (valued at $2,074,989) would be payable at the scheduled dates, subject to Company performance, and for Disability, his medical and LTD benefits would continue for three years and are valued at $44,253 and $5,472, respectively.

  •
  For involuntary termination without Cause, in addition to the accrued and vested savings and pension benefits, he would receive $3,108,000 in severance (including the value of complying with his non-compete and non-solicitation agreements payable after 12 months), vested RSUs (valued at $3,417,928) would be payable at the scheduled dates, subject to Company performance, and his medical and LTD benefits would continue for three years and are valued at $44,253 and $5,472, respectively.

  •
  For involuntary termination without Cause following a change in control, he would receive compensation and benefits for an involuntary termination without Cause and unvested RSUs would accelerate vesting and be distributed in a lump sum valued at $610,889.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis required by 17 CFR §229.402(b). Based on that review and discussion, the Compensation Committee has recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in the Company's proxy statement on Schedule 14A for the Annual Meeting of Stockholders to be held April 28, 2011.

CHARLES R. LEE, CHAIR NEIL R. AUSTRIAN PETER A. LUND LORRIE NORRINGTON

 COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        During 2010, three persons, Charles R. Lee, Chair, Neil R. Austrian and Peter A. Lund, served as members of the Compensation Committee for the entire year. Paul A. Gould served on the Committee until his resignation on June 17, 2010 and Haim Saban served on the Committee until his resignation on August 3, 2010. Each member of the Compensation Committee has been determined by the Board to be an "independent" director as defined in the By-Laws and the applicable rules of the NASDAQ and none of them is or has been a current or former officer or employee of the Company. Mr. Saban's relationship with certain suppliers to the Company is described in "Certain Relationships and Related Transactions" below.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance (c)
Equity compensation plans approved by security holders(3)
Equity compensation plans not approved by security holders	0	0	0
Total

(1)
More detailed information regarding outstanding option grants and RSU awards is provided in Note 15: Share-Based Payments of the Notes to the Consolidated Financial Statements in the 2010 Form 10-K which is included in the Annual Report that is being provided to stockholders with this proxy statement.

(2)
The number of securities to be issued upon exercise of outstanding options, warrants and rights and weighted-average exercise price of awards issued under plans approved by stockholders includes 7,464,713 RSUs that had not vested as of year-end but the weighted-average exercise price in Column (b) is for options only. RSUs are time-based and Company performance-based awards and do not require any payment by the grantee to the Company. The weighted-average grant date fair value of all unvested RSUs at December 31, 2010 was $                        .

(3)
Plans adopted prior to the split-off of the Company from General Motors Corporation, or GM, were approved by GM as the sole stockholder of the Company. The DIRECTV Group, Inc. 2004 Stock Plan was approved by the Company's stockholders at the 2004 Annual Meeting and The DIRECTV Group, Inc. Amended and Restated 2004 Stock Plan was approved by the Company's stockholders at the 2007 Annual Meeting. All of these plans and The Liberty Entertainment, Inc. Transitional Stock Plan were adopted by the Company in connection with the Liberty Transactions. The DIRECTV 2010 Stock Plan was approved by stockholders at the 2010 Annual Meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Audit Committee has the sole authority to review, consider and pass upon any transaction by the Company and its subsidiaries that the Audit Committee determines is a related party transaction and has adopted a Policy and Procedures Regarding Related Party Transactions, or Related Party Transaction Policy. The types of transactions subject to review, the standards to be applied and the process for review is set forth in the Related Party Transaction Policy and is also discussed in the Audit

Committee charter. Both the Related Party Transaction Policy and the Audit Committee charter may be accessed on the Company's website at www.directv.com/investor.

Relationship between the Company and Liberty

        Following the acquisition by Liberty Media Corporation of its interest in the Company from News Corporation in February 2008, which we refer to as the News Transaction, transactions between the Company and its affiliates and Liberty Media and its affiliates were treated as related party transactions. Subsequent to the Liberty Transactions, Liberty Media no longer had any ownership interest in the Company. However, because Dr. Malone continued to personally own a significant voting interest in DIRECTV and because he continued to serve as Chairman of both DIRECTV and Liberty Media, transactions between DIRECTV and its affiliates and Liberty Media and its affiliates continued to be treated as related party transactions until the closing of the Malone Transaction. Following consummation of the Malone Transaction, transactions with Liberty Media and its affiliates are no longer related party transactions for purposes of the Related Party Transaction Policy. For the portion of 2010 prior to the consummation of the Malone Transaction, the Audit Committee approved or ratified several transactions which are described below.

  Obligations and Rights Arising Out of the Liberty Transaction and the Malone Transaction:

        As part of the Malone Transaction, the Company is party to certain agreements with the Malones that, among other things, provide limited indemnification by the Company for certain claims that could arise in connection with the completion of the Malone Transaction, including the impact of the Malone Transaction on the Liberty Transactions or related transactions. The Company also indemnifies the Malones against any claims or damages in connection with any suit brought by Liberty Media or DIRECTV stockholders as a result of the Malone Transaction. The Malone Transaction and related agreements were reviewed by and recommended to the Board for approval by a special committee comprised solely of independent directors and was subsequently submitted to and approved by the Board of the Company, with Dr. Malone abstaining. The Company believes that all of the various agreements involved in the Malone Transaction were entered into on an arm's-length basis and that the terms and conditions are fair to the Company.

        Other existing relationships with Liberty and its subsidiaries are in the following areas:

        Programming:    DIRECTV U.S. and DIRECTV Latin America purchase programming created, owned or distributed by Liberty Media and its subsidiaries. DIRECTV U.S. has programming agreements with QVC and STARZ/Encore. DIRECTV Latin America has programming agreements with STARZ/Encore.

        Interactive Games:    DIRECTV U.S. has an agreement with SkillJam Technologies Corporation, or SkillJam, a subsidiary of Liberty Media, pursuant to which SkillJam has developed interactive games for DIRECTV U.S. and provides related services and support.

  Related Party Payments

        The following table summarizes sales to and purchases (primarily programming payments) made by DIRECTV to Liberty Media, Liberty Global and Discovery Communications and subsidiaries of each for the portion of the fiscal year ended December 31, 2010 through the date of the closing of the Malone Transaction.

Year Ended December 31, 2010
(Dollars in Millions)
Sales:
Liberty Media and affiliates	26
Discovery Communications, Liberty Global and affiliates	5
Purchases:
Liberty Media and affiliates	143
Discovery Communications, Liberty Global and affiliates	128

Relationships between the Company and Certain Other Parties

        News Corporation.    In July 2009, Mr. Carey was named as Deputy Chairman, President and Chief Operating Officer of News Corporation but continued as a director of the Company until June 3, 2010. DIRECTV purchases programming, conditional access products and services, and software supporting interactive services from News Corporation or its affiliates. DIRECTV has continuing indemnification obligations to News Corporation in connection with the transactions by which News Corporation acquired its original interest in the Company as part of the split-off from General Motors Corporation and certain obligations in connection with the News Transaction.

        Hallmark Channel:    DIRECTV U.S. is party to an agreement with Crown Media, dated as of August 20, 2001, whereby DIRECTV U.S. obtained stock in Crown Media and the right to have one observer attend meetings of the Crown Media Board of Directors. The stock was given as partial consideration for carriage by DIRECTV U.S. of Crown Media's Hallmark Channel. Mr. Lund, a director of the Company since 2000, is also a director and member of the audit committee of Crown Media.

        Univision Channels:    DIRECTV is party to affiliation agreements for carriage of the Galavision, Telefutura and Univision channels which are provided by Univision Broadcast Partners, Inc. Entities controlled by Mr. Saban own approximately 8% of Univision and Mr. Saban is Chairman of the Board of Directors of Univision. Mr. Saban recused himself from any issues related to the Univision channels that came before the Company's Board while he was a director and resigned as a director of the Company effective August 4, 2010.

 AUDIT COMMITTEE REPORT

        The Audit Committee of the DIRECTV Board of Directors, or the Audit Committee, is currently composed of five independent directors and operates under a written charter adopted by the Board of Directors. The current members of the Committee are Ralph F. Boyd, Jr. (Chair), Neil R. Austrian, Samuel A. DiPiazza, Jr., Peter A. Lund and Nancy S. Newcomb. Mr. DiPiazza joined the Audit Committee effective June 17, 2010. Each other member was a member of the Audit Committee for all of 2010.

        Among its other duties, the Committee recommends to the Board of Directors the selection of the Company's independent auditors.

        Management is responsible for internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements and internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue reports thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended or supplemented.

        The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm that firm's independence.

        Based upon the Audit Committee's discussions with management and the independent registered public accounting firm and the Audit Committee's review of the representation of management and the reports of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2009 filed with the Securities and Exchange Commission.

RALPH F. BOYD, JR. (CHAIR) NEIL R. AUSTRIAN SAMUEL A. DIPIAZZA, JR. PETER A. LUND NANCY S. NEWCOMB

 FEES PAID TO OUTSIDE INDEPENDENT REGISTERED ACCOUNTING FIRM

        For the years ended December 31, 2010 and 2009, professional services were performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche"), which includes Deloitte Consulting.

        Audit and audit-related fees aggregated $5,771,000 and $5,568,000 for the years ended December 31, 2010 and 2009, respectively and were composed of the following:

Audit Fees

        The aggregate fees billed for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2010 and 2009, the audit of management's assessment of internal controls over financial reporting as of December 31, 2010 and 2009, the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q and the audits of the benefit plans of the Company were $4,987,000 in 2010 and $5,200,000 in 2009.

Audit-Related Fees

        The aggregate fees billed for audit-related services for the fiscal years ended December 31, 2010 and 2009 were $406,000 and $368,000 respectively. Fees for both years include the audits of the benefit plans of the Company, accounting research and consultation.

Tax Fees

        The aggregate fees billed for tax services for the fiscal years ended December 31, 2010 and 2009 were $378,000 and $277,000 respectively. These fees relate to tax consultations and services related to domestic and foreign office compliance in both 2010 and 2009.

All Other Fees

        The Company did not incur any fees for other services from Deloitte & Touche in either 2010 or 2009.

Audit Committee Approval Policy

        The Audit Committee is directly responsible for the appointment, retention and termination, compensation and oversight of the work of any registered public accountant providing any audit or attest services to the Company, including Deloitte & Touche. The approval of the Audit Committee is required, prior to commencement of work, of all audit, audit-related, internal control-related, tax and permissible non-audit services to be provided to the Company by our independent auditors. As part of the approval process, the Audit Committee review includes the proposed scope of work and the proposed fee for any engagements, including the annual audit of each fiscal year. All of the services described above in the sections entitled "Audit Fees", "Audit-Related Fees", "Tax Fees", and "All Other Fees" were approved by the Audit Committee.

 PROPOSAL 2

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected the firm of Deloitte & Touche LLP to audit the consolidated financial statements and internal control over financial reporting of the Company for the fiscal year ending December 31, 2011. Deloitte & Touche LLP audited the consolidated financial statements and internal control over financial reporting of the Company for the fiscal year ended December 31, 2010. In connection with the engagement of Deloitte &Touche LLP, the Company entered into an agreement with such firm which includes the terms by which Deloitte & Touche LLP will perform audit and other services for the Company. That agreement includes alternative dispute resolution procedures.

        Representatives of Deloitte & Touche LLP are expected to be available at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

        The Board of Directors unanimously recommends that stockholders vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company.

General Information Regarding Proposals 3, 4, 5, 6 and 7

        We are asking our stockholders to approve a series of amendments to the Certificate. Among other clarifying, conforming and corrective changes, Proposals 3, 4, 5, 6 and 7 would implement several substantive governance changes that the Board considers to be favorable to our stockholders. A brief summary of the substantive changes and supporting statement for each of Proposals 3, 4, 5, 6 and 7 are provided below. The summary, in each case, is qualified in its entirety by reference to the full text of the proposed amendment which is provided by specific reference to the appropriate Articles and Sections of the proposed Second Amended and Restated Certificate of Incorporation of DIRECTV, or the Second Amended Certificate, which is attached as Annex A to this proxy statement and is marked to show changes from the existing Certificate. The amendments proposed in Proposals 3, 4, 5, 6 and 7 and contained in the Second Amended Certificate have been proposed and approved by the Board, which has determined as to each of Proposals 3, 4, 5, 6 and 7, that the amendments contained therein are advisable and has directed that each of Proposals 3, 4, 5, 6 and 7 be submitted to the stockholders for approval.

        In addition, at its meeting on February 11, 2011, the Board conditionally approved amendments to the Amended and Restated By-Laws, or By-Laws, of the Company that are included in the Second Amended and Restated By-Laws of the Company, or the Second Amended By-Laws, attached as Annex B which shows the proposed additions and deletions. The proposed amendments compliment, implement or facilitate the implementation of the changes to the Certificate proposed by Proposals 3, 4, 5, 6 and 7. The changes in the Second Amended By-Laws related to each of those Proposals will be adopted if that particular Proposal with respect to the Certificate is approved by the stockholders and all the amendments reflected in Annex B will be adopted if all of Proposals 3, 4, 5, 6 and 7 are approved by the stockholders.

        Additional corrective, conforming, ministerial and clarifying changes consistent with the amendments proposed in Proposals 3, 4, 5, 6 and 7 may also be made to the Certificate and By-Laws.

 PROPOSAL 3

TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DIRECTV TO MAKE CERTAIN CHANGES TO THE CAPITAL STOCK OF THE COMPANY, DELETION OF CERTAIN PROVISIONS REGARDING THE CLASS B COMMON STOCK, REDUCTION OF AUTHORIZED CLASS B SHARES FROM 30,000,000 TO 3,000,000, ELIMINATION OF THE CLASS C COMMON STOCK AND EXCESS STOCK AND DELETION OF RIGHTS TO CALL SPECIAL MEETINGS GRANTED TO CERTAIN STOCKHOLDERS UNDER CIRCUMSTANCES THAT ARE NO LONGER APPLICABLE.

        A number of provisions were included in the Certificate as part of the Liberty Transactions that were intended to address the rights of the Malones as Class B stockholders and to assure compliance with certain tax-related representations, warranties and covenants. With the passage of time and the completion of the Malone Transaction, these provisions are no longer necessary and serve no continuing purpose. The Board therefore recommends that the Certificate be amended to delete several provisions of the Certificate. Specifically, if Proposal 3 is approved by stockholders, the authorized number of shares of Class B Stock will be reduced from 30,000,000 to 3,000,000 shares in Section 4.1, and certain provisions related to the Class B common stock that were only relevant while Class B Stock was held by the Malones or that were only relevant in the context of Class C common stock will be amended with additions and deletions as marked in Sections 4.1, 4.4(b) and (d) and 4.7. In addition, former Sections 4.10 and 4.12 shall be renumbered as Section 4.09 and 4.10, respectively, and Section 12.1(b) will be deleted. In addition, Class C common stock will be eliminated by the additions and deletions in Sections 4.4, 4.7, and Article X and Excess Stock and the trust established in connection with the Excess Stock will be eliminated by deleting Section 4.9 of the certificate. Certain redemption rights granted to the Company in connection with the shares held by the Malones will also be eliminated by deleting Section 4.11 and, because Section 4.4(d) of the Certificate will be deleted in the Second Amended Certificate, the right of stockholders to cause the Board to call special meetings of the stockholders under circumstances that are no longer be applicable as a result of the Malone Transaction would be eliminated by amending Section 7.1. Certain defined terms in Article XI that are only relevant to provisions that would be deleted by the changes described above would also be deleted as shown in Annex A.

        The Board believes that these changes remove provisions that are no longer operative or necessary and streamline and simplify the governance documents of the Company. Therefore, the Board believes that these changes are in the best interests of the stockholders.

        The Board of Directors unanimously recommends that you vote "FOR" the proposal to amend the Amended and Restated Certificate of Incorporation of DIRECTV to make certain changes to the capital stock of the Company, including deletion of certain provisions regarding the Class B common stock, reduction of authorized Class B shares from 30,000,000 to 3,000,000, elimination of the Class C common stock and Excess Stock and deletion of rights to call special meetings granted to certain stockholders under circumstances that are no longer applicable.

 PROPOSAL 4

TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DIRECTV TO DECLASSIFY THE BOARD OF DIRECTORS.

        Currently, the Certificate divides Board members into three classes with each class consisting, as nearly as possible, of one-third of the total number of directors constituting the entire Board. Directors in each class are elected for a three-year term and the term of the three classes is staggered so that only one class of directors is nominated for election at any one annual meeting. After careful consideration, the Board determined that it would be in the best interests of the stockholders to declassify the Board of Directors which, when fully implemented, will allow the stockholders to vote on the election of the entire Board of Directors each year, rather than on a staggered basis as with the current classified board structure. If Proposal 4 is approved by the stockholders, the Certificate will be amended by making the additions and deletions shown in Sections 6.1(c), 6.3 and 6.4 of the Second Amended Certificate attached hereto as Annex A.

        To accelerate the implementation of the declassification of the Board, if Proposal 4 is approved by the stockholders, the term of the Class III directors who are standing for election at the Annual Meeting will be for a term of one year and, commencing with the 2012 annual meeting, all directors standing for election thereafter will be elected for a term of one year. Vacancies which occur during the year will be filled by the Board and each director so named shall serve for a term which will expire at the next annual meeting of stockholders of the Company. If our stockholders approve Proposal 4, the Board will be fully declassified and nominees for all of the Board seats will stand for election for a one-year term beginning with the 2013 annual meeting. If our stockholders do not approve this Proposal 4, then our Board will remain classified, and the term of the Class III directors standing for election at the Annual Meeting will be for three years.

        The Board of Directors recognizes that a classified structure may offer several advantages, such as promoting board continuity and stability, encouraging directors to take a long-term perspective, and ensuring that a majority of the Board will always have prior experience with the Company. Additionally, classified boards provide protection against unwanted takeovers and proxy contests as they make it more difficult for a stockholder to gain control of the Board without the cooperation or approval of incumbent directors. However, the Board of Directors also recognizes that a classified structure may appear to reduce directors' accountability to stockholders, because such a structure does not enable stockholders to express a view on each director's performance by means of an annual vote. Moreover, many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies.

        In determining whether to support declassification of the Board, the Board of Directors considered the arguments in favor of and against continuation of the classified board structure and determined that it would be in the best interests of the Company and our stockholders to declassify the Board.

        The Board of Directors unanimously recommends that you vote "FOR" the proposal to amend the Amended and Restated Certificate of Incorporation of DIRECTV to declassify the Board of Directors.

 PROPOSAL 5

TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
DIRECTV TO IMPLEMENT A MAJORITY VOTE STANDARD IN UNCONTESTED
ELECTIONS OF DIRECTORS.

        The General Corporation Law of the State of Delaware provides that, unless otherwise addressed in a company's certificate of incorporation or by-laws, directors are elected by a plurality of the votes cast by the shares entitled to vote at a meeting. The nominees for election as directors with the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the election, assuming a quorum is present. The Certificate is currently silent as to the voting standard for election of directors. In order to implement a majority voting standard for director nominees in an uncontested election, we are requesting that the stockholders approve an amendment to the Certificate. If our stockholders approve Proposal 5, the Certificate would be amended to provide for a majority vote standard making the additions and deletions shown in Section 6.2 of the Second Amended Certificate attached hereto as Annex A. Under the proposed majority voting standard, for an individual to be elected to the Board of Directors in an "uncontested election," the number of votes cast favoring the individual's election must exceed 50% of the number of votes cast with respect to the individual's election. Abstentions and broker non-votes would not be considered votes cast. In addition to votes against an individual, directions to withhold authority would be considered votes cast and would have the same effect as votes against an individual. An uncontested election would generally be defined as any election of directors in which the number of candidates for election as directors does not exceed the number of directors to be elected.

        The majority voting provisions would not apply to vacancies on the Board of Directors (including a vacancy resulting from an increase in the number of directors) filled by a vote of the Board of Directors. In a contested election, a plurality voting standard would continue to apply.

        Additionally, the Board also has approved amendments to our By-Laws to add a director resignation policy consistent with the majority vote standard. The amendments require that any nominee for director who fails to receive the requisite majority vote at an annual or special meeting held for the purpose of electing directors where the election is uncontested must, promptly following certification of the stockholder vote, tender his or her resignation to the Board. The Nominating and Corporate Governance Committee (excluding the director who tendered the resignation) will evaluate any such resignation in light of the best interests of the Company and its stockholders in determining whether to recommend to the Board that it accept or reject the resignation, or whether other action should be taken. In reaching its decision, the Board may consider any factors it deems relevant, including the director's qualifications, the director's past and expected future contributions to the Company, the overall composition of the Board and whether accepting the tendered resignation would cause the Company to fail to meet any applicable rule or regulation (including NASDAQ listing requirements and federal securities laws). The Board will act on the tendered resignation, and publicly disclose its decision and rationale, within 120 days following certification of the stockholder vote.

        As a part of the ongoing review of our corporate governance, our Board determined that it is in the best interest of DIRECTV and our stockholders to implement a majority vote standard in uncontested director elections. The Board concluded that the adoption of a majority vote standard will reinforce the Board's accountability to our stockholders. The Board believes, however, that the plurality vote standard should continue to apply in contested director elections. Accordingly, we will retain plurality voting in contested elections.

        The Board of Directors unanimously recommends that you vote "FOR" the proposal to amend the Amended and Restated Certificate of Incorporation of DIRECTV to implement a majority vote standard in uncontested elections of directors.

 PROPOSAL 6

TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DIRECTV TO PERMIT A SPECIAL MEETING OF STOCKHOLDERS TO BE CALLED BY 25% OR MORE OF THE STOCKHOLDERS IN CERTAIN CIRCUMSTANCES.

        The Board believes that it is reasonable to permit stockholders to request a special meeting provided that a sufficient threshold is established to assure that such a request reflects the wishes of a significant portion of the stockholders. If Proposal 6 is approved by the stockholders, the Certificate will be amended by making additions and deletions shown in Section 7.1 of the Second Amended Certificate attached hereto as Annex A, which will permit a special meeting of the stockholders to be called when requested by stockholders holding 25% or more of the outstanding Common Stock.

        The Board believes that this change strikes the appropriate balance between providing stockholders with greater involvement and access between annual meetings and protecting against abuse of such access, particularly in the case of hostile attempts to gain control.

        The Board of Directors unanimously recommends that you vote "FOR" the proposal to amend the Amended and Restated Certificate of Incorporation of DIRECTV to permit a special meeting of stockholders to be called by 25% or more of the stockholders in certain circumstances.

 PROPOSAL 7

TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DIRECTV TO ADOPT DELAWARE AS THE EXCLUSIVE FORUM FOR CERTAIN DISPUTES.

        If Proposal 7 is approved by our stockholders, the Certificate would be amended by adding a new Article XIII (and renumbering the current Article XIII as Article XIV) as reflected in the Second Amended Certificate attached hereto as Annex A, which would provide that, unless the Corporation consented in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine under Delaware law, in each case subject to the Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

        This amendment is intended to assist the Company in avoiding multiple lawsuits in multiple jurisdictions regarding the same matter. The ability to require such claims to be brought in a single forum will help to assure consistent consideration of the issues, the application of a relatively known case law and level of expertise, and should promote efficiency and costs-savings in the resolution of such claims. The Board believes that Delaware courts are best suited to address disputes involving such matters given that the Company is incorporated in Delaware and that the Delaware courts have a reputation for expertise in corporate law matters. The Board also believes that the Delaware courts have more experience and expertise in dealing with complex corporate issues than many other jurisdictions. For these reasons, the Board believes that providing for Delaware as the exclusive forum for the types of disputes listed above is in the best interests of the Company and its stockholders. At the same time, the Board believes that the Company should retain the ability to consent to an alternative forum on a case-by-case basis where the Company determines that its interest and those of its stockholders are best served by permitting such a dispute to proceed in a forum other than Delaware Chancery Court.

        Such a provision requires that state courts in which such claims are asserted in contravention of the proposed amendment be willing to enforce its terms. It cannot be assured that all state courts will determine such a provision to be enforceable or will be willing to force the transfer of such proceedings to the Delaware courts.

        The Board of Directors unanimously recommends that you vote "FOR" the proposal to amend the Amended and Restated Certificate of Incorporation of DIRECTV to adopt Delaware as the exclusive forum for certain disputes.

Potential Amendments of the Company's Certificate and By-Laws.

        To the extent that Proposals 3, 4, 5, 6 and 7 are approved by the stockholders, the Second Amended Certificate, revised as necessary should any of such proposals not be approved by the stockholders, will become effective upon the filing of a certificate of amendment with the Secretary of State of Delaware (which is expected to occur promptly following the Annual Meeting). If any of Proposals 3, 4, 5, 6 or 7 are not approved by the stockholders, the changes intended to implement any Proposal not approved will not be incorporated in the Second Amended Certificate.

        Similarly, the Seconded Amended By-Laws will be revised as necessary to reflect the approvals received or not received from the stockholders of Proposals 3, 4, 5, 6 and 7 and will be posted as revised on DIRECTV's website at www.directv.com/investor.

 PROPOSAL 8

ADVISORY VOTE ON COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS

        The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules.

        As described in detail in the Compensation Discussion and Analysis beginning on page 27, our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of increased stockholder value. As part of managing risk, long-term, multi-year, performance-based incentives are the largest portion of a named executive officer's compensation and we encourage these executives to acquire and hold significant amounts of common stock until retirement. Details about our executive compensation programs, including information about the fiscal year 2010 compensation of our named executive officers are provided in the Compensation Discussion and Analysis and we encourage all stockholders to carefully review the information provided therein.

        The Compensation Committee regularly reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders' interests and current market practices.

        This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our named executive officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement by voting "FOR" the following resolution at the Annual Meeting:

    "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED."

        The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

        The Board of Directors unanimously recommends a vote "FOR" the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the rules of the Securities and Exchange Commission.

 PROPOSAL 9

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS

        The Dodd-Frank Act also enables our stockholders to indicate, on an advisory (non-binding) basis, how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules. By voting on this Proposal 9, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

        After careful consideration of this Proposal, our Board has determined that an annual advisory vote on the compensation of named executive officers is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a one-year interval for the advisory vote on compensation of named executive officers.

        The Board believes that an annual advisory vote on executive compensation allows our stockholders to provide their direct and timely input on our compensation philosophy, policies and practices as disclosed in the proxy statement. Additionally, an annual advisory vote is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices.

        You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

    "RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission's rules (which disclosure shall include the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure)."

        The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on compensation of named executive officers that has been selected by stockholders. This vote is advisory and not binding on the Board of Directors or the Company in any way.

        The Board has adopted a policy to hold advisory votes on the compensation of named executive officers every year. If the majority of votes cast for Proposal 9 are in favor of a frequency of one year, then the Company, pursuant to rules adopted by the SEC, will be permitted to exclude a subsequent stockholder proposal regarding the frequency of votes on the compensation of the named executive officers. If our stockholders approve a frequency other than one year, the Board will consider that vote in a re-examination of its adopted policy.

        The Board of Directors unanimously recommends a vote for the option of once every year as the frequency with which stockholders are provided an advisory vote on compensation of named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission.

 SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in Next Year's Proxy Statement

        In order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2012 annual meeting of stockholders, proposals of stockholders intended to be presented for action at that meeting or nomination of persons for election to the Board must be received by the office of the Secretary of the Company either by mailing your proposal by first class mail with sufficient postage to DIRECTV, Attention: Secretary, 2230 E. Imperial Highway, El Segundo, CA 90245 or by faxing to the attention of the Secretary at 1-310-964-0843, by either means no later than November 19, 2011.

Other Stockholder Proposals for Presentation at Next Year's Annual Meeting

        Under the By-Laws, notice of any other matter intended to be presented by a stockholder for action at the 2012 annual meeting must be sent by first class mail and addressed to the office of the Secretary of the Company at 2230 E. Imperial Highway, El Segundo, CA 90245 or faxed to the attention of the Secretary at 1-310-964-0843, and must contain the information required by the By-Laws. The notice must be received by the Secretary of the Company during the period from December 29, 2011 through January 28, 2012. However, if the date of the 2012 annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the 2011 Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the revised date of the 2012 annual meeting and not later than the close of business on the latter of: (a) the 90th day prior to the revised date of the 2012 annual meeting, or (b) if the first public announcement of the revised date of the 2012 annual meeting is less than 100 days prior to such revised date, the 10th day following the day on which public announcement of the revised date of the 2012 annual meeting is first made by the Company.

        In each case, a stockholder's notice of proposal must include all information required by Article 1, Section 1 of the Company's By-Laws and in the case of a notice of nomination, must also include all information required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to the Securities Exchange Act of 1934, as amended, and must be accompanied by the nominee's written consent to serve as a director if elected. You can access the Company's By-Laws on the Company's website at www.directv.com/investor.

        Also, if the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Company on or prior to January 19, 2012, then a stockholder's notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered by first class mail to the Secretary at 2230 E. Imperial Highway, El Segundo, CA 90245 or faxed to the attention of the Secretary at 1-310-964-0843, not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company. For purposes of this proxy statement, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

        The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

PAPER COPIES OF MATERIALS

        Stockholders may obtain paper copies of the Annual Report, charters of the Audit, Nominating and Corporate Governance or Compensation Committee, the Code of Ethics and Business Conduct, the Code of Ethics Applicable to the Chief Executive Officer and Senior Financial Officers or employee benefit plans by sending a written request by first-class mail to DIRECTV, Attn: Secretary, 2230 E. Imperial Highway, El Segundo, CA 90245. Please indicate specifically which documents you are requesting.

 OTHER MATTERS

        The enclosed proxy gives the Proxy Committee discretionary authority to vote your shares in accordance with its best judgment on any additional matters that may properly come before the Annual Meeting.

        If you vote by mail, we encourage you to specify your choices by marking the appropriate boxes on the enclosed proxy card. You do not need to mark any boxes if you wish to vote according to the Board of Directors' recommendations; just sign, date and return the proxy in the enclosed envelope. If you vote through the Internet or by telephone, simply follow the instructions on the proxy card. Thank you for your cooperation and prompt response.

By order of the Board of Directors

Jan Williamson Secretary

 Annex A

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DIRECTV

        DIRECTV, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that:

        1.     The present name of the Corporation is DIRECTV, which is the name under which the Corporation was originally incorporated; and the date of filing the original Certificate of Incorporation of the corporation with the Secretary of State of the State of Delaware ~~is~~was April 24, 2009.

        2.     The original Certificate of Incorporation was subsequently amended and adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL") and the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 18, 2009.

        3.     This Second Amended and Restated Certificate of Incorporation, which restates, integrates and further amends the Amended and Restated Certificate of Incorporation of the Corporation, has been duly adopted in accordance with Sections ~~228,~~ 242 and 245 of the ~~General Corporation Law of the State of Delaware (the "DGCL")~~DGCL.

        3.     The Corporation's Amended and Restated Certificate of Incorporation hereby is amended and restated to read in its entirety as follows:

ARTICLE I

        Section 1.1    Name.

        The name of the corporation is DIRECTV.

ARTICLE II

        Section 2.1    Address.

        The registered office of the Corporation in the State of Delaware is ~~Corporation Trust Center, 1209 Orange Street~~2711 Centerville Road, in the City of Wilmington, County of New Castle, Delaware. The name of the Corporation's registered agent at such address is ~~The~~Corporation ~~Trust~~Service Company.

ARTICLE III

        Section 3.1    Purpose.

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

        Section 4.1    Authorized Capital Stock.

        The total number of shares of all classes of stock that the Corporation is authorized to issue is 4,000,000,000 shares, consisting of (i) 3,~~500~~947,000,000 shares of Class A common stock, par value $0.01 per share (the "Class A Common Stock"), (ii) ~~30~~3,000,000 shares of Class B common stock, par value $0.01 per share (the "Class B Common Stock" ~~), (iii) 420,000,000 shares of Class C common stock, par value $0.01 per share (the "Class C Common Stock",~~ and together with the Class A Common

Stock ~~and the Class B Common Stock~~, the "Common Stock"), and ~~(iv~~iii) 50,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock").

        Each share of Class A Common Stock~~,~~ and Class B Common Stock ~~and Class C Common Stock~~ will, except as otherwise provided in this Certificate of Incorporation, be identical in all respects and have equal rights, powers and privileges.

        Section 4.2    Increase or Decrease in Authorized Common or Preferred Stock.

        The number of authorized shares of any Preferred Stock or any class of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding or then issuable pursuant to any Convertible Securities) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock or Common Stock, voting separately as a class or as a separate series, shall be required therefor.

        Section 4.3    Preferred Stock.

        (a)   Subject to the other provisions of this Certificate of Incorporation, the Board of Directors of the Corporation (the "Board") is hereby expressly authorized to provide by resolution or resolutions from time to time out of the unissued shares of Preferred Stock for the issuance of one or more series of Preferred Stock, without further stockholder approval, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as a "Preferred Stock Designation"), setting forth such resolution and, with respect to each such series, establishing the number of shares to be included in such series, and fixing the voting powers, full or limited, or no voting power of the shares of such series, and the designation, preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof.

        (b)   The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination of the following: (i) the designation of the series, which may be by distinguishing number, letter or title, (ii) the number of shares of the series, which number the Board may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding), (iii) the amounts or rates at which dividends will be payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative, (iv) the dates on which dividends, if any, shall be payable, (v) the redemption rights and price or prices, if any, for shares of the series, (vi) the terms and amount of any sinking fund, if any, provided for the purchase or redemption of shares of the series, (vii) the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, (viii) whether the shares of the series shall be convertible into, or exchangeable or redeemable for, shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made, (ix) any restrictions on the issuance of shares of the same series or any other class or series, (x) the voting rights, if any, of the holders of shares of the series generally or upon specified events, and (xi) any other powers, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and any qualifications or limitations of, or restrictions on, such shares as are permitted by law.

        (c)   Shares of Preferred Stock, regardless of series, that are converted into other securities or other consideration or otherwise acquired by the Corporation shall be retired and canceled and the

Corporation shall take all such actions as are necessary to cause such shares to have the status of authorized but unissued shares of Preferred Stock, without designation as to series, and, unless otherwise provided in this Certificate of Incorporation or the applicable Preferred Stock Designation, the Corporation shall have the right to reissue such shares.

        Section 4.4    Voting Rights.

        (a)   Subject to applicable law, to the provisions of this Certificate of Incorporation and to the rights and powers, if any, of any outstanding series of Preferred Stock to vote as a separate class or series, or to vote together with one or more other series of Preferred Stock or together with one or more classes of Common Stock, on any matter:

            (i)  each holder of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; and

           (ii)  each holder of Class B Common Stock shall be entitled to fifteen (15) votes for each share of Class B Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote~~; and~~

          ~~(iii)  the Class C Common Stock shall be non-voting stock and, except as (and then only to the extent) required by applicable law, shall not entitle the holders thereof to vote on any matter on which stockholders are entitled to vote. If a vote or consent of the holders of Class C Common Stock should at any time be required by the laws of the State of Delaware on any matter, each holder of Class C Common Stock shall be entitled to 1/100th of a vote on such matter for each share of Class C Common Stock held of record by such holder~~.

        (b)   Except as (and then only to the extent) required by applicable law, or as otherwise expressly set forth in this Certificate of Incorporation, on all matters on which stockholders are entitled to vote, holders of Voting Securities shall vote their respective shares of Class A Common Stock, Class B Common Stock and Preferred Stock (if such Preferred Stock is a Voting Security) together as one class. ~~If a vote or consent of the holders of Class C Common Stock shall be required by applicable law on a matter referred to in the immediately preceding sentence, then holders of Class C Common Stock shall vote their shares of Class C Common Stock with holders of Class A Common Stock, Class B Common Stock and Preferred Stock (if such Preferred Stock is a Voting Security) together as one class, except as (and then only to the extent) required by applicable law.~~

        (c)   Except as required by applicable law and notwithstanding any other provision in this Section 4.4, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation that relates solely to the terms, number of shares, powers (including, without limitation, voting powers), designations, preferences, or relative, participating, optional or other special rights, or to qualifications, limitations, or restrictions thereof, of the Preferred Stock or any series thereof, if the holders of outstanding shares of Preferred Stock or any series thereof are entitled, either separately or together with the holders of outstanding shares of one or more other classes or series of capital stock of the Corporation, to vote thereon pursuant to applicable law or this Certificate of Incorporation, as amended from time to time.

        ~~(d)   So long as any shares of Class A Common Stock are issued and outstanding, unless the Corporation shall have obtained a Class A Consent with respect to such transaction, the Corporation shall not engage in a merger, consolidation or sale of all or substantially all of its assets (a "Subject Transaction") (x) as to which the DGCL, as then in effect, requires the approval, vote or consent of the Corporation's stockholders (which, for the avoidance of doubt, shall not include instances where a Class B Consent is required hereunder but stockholder approval otherwise is not required), and (y) the terms of such Subject Transaction provide that the holders of Class A Common Stock are to receive consideration per share of Class A Common Stock that is different in form or amount than the per~~

~~share consideration to be received in respect of shares of Class B Common Stock in such Subject Transaction. The provisions of this Section 4.4(d) shall cease to be of any force or effect and shall be automatically repealed without any action on the part of the Corporation or the stockholders of the Corporation and replaced with the words "Intentionally Omitted" (and the Corporation will issue a public announcement of such occurrence) upon the earliest to occur of (i) such time as the Malones in the aggregate do not own shares of Class B Common Stock entitling them to vote at least 10% of the combined voting power of all outstanding shares of Class A Common Stock and Class B Common Stock, (ii) the death of Mr. John C. Malone, and (iii) June 30, 2010, if the Judgment Effective Date has not occurred as of such date.~~

        Section 4.5    Automatic Conversion of Class B Common Stock into Class A Common Stock.

        Transfers of shares of Class B Common Stock shall be subject to the following provisions. A holder of shares of Class B Common Stock that wishes to effect a Transfer of shares of Class B Common Stock shall provide written notice thereof to the Corporation prior to the Close of Business on the business day prior to the proposed date of transfer (the "Transfer Notice"). The Transfer Notice shall (i) identify the proposed transferee, (ii) state whether or not the proposed transferee is an Affiliate of the transferor, and (iii) state whether or not the Transfer is being effected in a Public Transfer. The transferor shall provide such additional supporting information, opinions and documentation as may be reasonably requested by the Corporation. If the Transfer (y) is to a transferee that is not an Affiliate of the transferor and (z) is being effected pursuant to a Public Transfer, then immediately following such Transfer each such share of Class B Common Stock so Transferred will automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock registered in the name of the transferee (the "Class B Automatic Conversion"). All other Transfers of shares of Class B Common Stock shall not result in a Class B Automatic Conversion, and in all such other cases the shares of Class B Common Stock being Transferred shall be registered in the name of the transferee and shall not be converted into shares of Class A Common Stock. All shares of Class B Common Stock shall be certificated and shall bear a legend stating that such shares are subject to the Class B Automatic Conversion provisions set forth herein. The Corporation shall not be obligated to issue one or more certificates or instruct the Corporation's transfer agent to make a book entry evidencing the shares of Class A Common Stock issuable upon a Class B Automatic Conversion unless the certificate(s) evidencing Transferred share(s) of Class B Common Stock are delivered to the Corporation for cancellation.

        Section 4.6    Dividends and Distributions.

        Whenever a dividend, other than a dividend that constitutes a Share Distribution, is paid to the holders of any class of Common Stock then outstanding, the Corporation will also pay to the holders of each other class of Common Stock then outstanding an equal dividend per share. Dividends will be payable only as and when declared by the Board out of assets of the Corporation legally available therefor. Whenever a Share Distribution is paid to the holders of any class of Common Stock then outstanding, the Corporation will also pay a Share Distribution to the holders of each other class of Common Stock then outstanding, as provided in Section 4.7 below. For purposes of this Section 4.6 and Section 4.7 below, a "Share Distribution" means a dividend or distribution (including a distribution made in connection with any stock-split, reclassification, recapitalization, dissolution, winding up or full or partial liquidation of the Corporation) payable in shares of any class or series of capital stock, Convertible Securities or other securities of the Corporation or any other Person.

        Section 4.7    Share Distributions.

        If at any time a Share Distribution is to be made with respect to any class of Common Stock, such Share Distribution may be declared and paid only as follows:

        (a)   a Share Distribution ~~(i) consisting of shares of Class C Common Stock or Class C Convertible Securities may be declared and paid to holders of Class A Common Stock, Class B Common Stock and Class C Common Stock, on an equal per share basis, or (ii)~~ consisting of (x) shares of Class A Common Stock or Class A Convertible Securities may be declared and paid to holders of Class A Common Stock, on an equal per share basis, and (y) shares of Class B Common Stock or Class B Convertible Securities may be declared and paid to holders of Class B Common Stock, on an equal per share basis~~, and (z) shares of Class C Common Stock or Class C Convertible Securities may be declared and paid to holders of Class C Common Stock, on an equal per share basis~~; or

        (b)   subject to Section 4.7(c) below, a Share Distribution consisting of any class or series of securities of the Corporation or any other Person other than Class A Common Stock~~,~~ or Class B Common Stock ~~or Class C Common Stock~~ (or Class A Convertible Securities~~,~~ or Class B Convertible Securities ~~or Class C Convertible Securities~~), may be declared and paid on the basis of a distribution of (i) identical securities, on an equal per share basis, to holders of Class A Common Stock~~,~~ and Class B Common Stock ~~and Class C Common Stock~~, (ii) separate classes or series of securities, on an equal per share basis, to the holders of each such class of Common Stock, or (iii) a separate class or series of securities to the holders of one or more classes of Common Stock and, on an equal per share basis, a different class or series of securities to the holders of all other classes of Common Stock; provided, that, in connection with a Share Distribution pursuant to clause (ii) or clause (iii) of this Section 4.7(b), (1) such separate classes or series of securities (and, if the distribution consists of Convertible Securities, the Underlying Securities) do not differ in any respect other than their relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions, as applicable), with holders of shares of Class B Common Stock receiving the class or series of securities having (or convertible into or exercisable or exchangeable for securities having) the highest relative voting rights and the holders of shares of each other class of Common Stock receiving securities of a class or series having (or convertible into or exercisable or exchangeable for securities having) lesser relative voting rights, in each case, without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights (and any related differences in designation, conversion, redemption and share distribution provisions, as applicable) among the Class A Common Stock~~,~~ and the Class B Common Stock ~~and the Class C Common Stock~~, and (2) in the event the securities to be received by the holders of shares of Common Stock other than the Class B Common Stock consist of different classes or series of securities, with each such class or series of securities (or the Underlying Securities into which such class or series is convertible or for which such class or series is exercisable or exchangeable) differing only with respect to the relative voting rights of such class or series (and any related differences in designation, conversion, redemption and share distribution provisions, as applicable), then such classes or series of securities will be distributed to the holders of each class of Common Stock (other than the Class B Common Stock) (A) as the Board of Directors determines or (B) such that the relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions, as applicable) of the class or series of securities (or the Underlying Securities) to be received by the holders of each class of Common Stock (other than the Class B Common Stock) corresponds to the extent practicable to the relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions, as applicable) of such class of Common Stock, as compared to the other classes of Common Stock (other than the Class B Common Stock).

        (c)   So long as any shares of Class B Common Stock are issued and outstanding, unless a Class B Consent has been received approving the terms of such Share Distribution, ~~(i) no Share Distribution may be declared or paid if the securities to be received by the holders of the Class C Common Stock in~~

~~such Share Distribution (and, if the Share Distribution consists of Convertible Securities, the Underlying Securities with respect thereto) are entitled to vote with respect to matters upon which security holders of the issuer thereof are generally entitled to vote (other than to an extent no greater than the holders of Class C Common Stock are entitled to vote upon matters as provided in this Certificate of Incorporation); and (ii)~~ no Share Distribution of securities entitled to vote generally upon matters that may be submitted to a vote of security holders of the issuer thereof, whether consisting of any class or series of securities of the Corporation or any other Person (or Convertible Securities that are convertible into, exchangeable for or evidence the right to purchase such securities), may be declared or paid unless the securities to be received by the holders of Class B Common Stock in such Share Distribution (and, if the Share Distribution consists of Convertible Securities, the Underlying Securities with respect thereto) at all times have voting power with respect to matters upon which security holders of the issuer thereof are generally entitled to vote per share or other unit ("Per Share Voting Power") of not less than fifteen times the Per Share Voting Power of the securities (and, if the Share Distribution consists of Convertible Securities, the Underlying Securities with respect thereto) to be received in such Share Distribution by the holders of each other class of Common Stock receiving securities entitled to such voting power, if any.

        Section 4.8    Liquidation, Dissolution or Winding Up.

        In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the payment or provision for payment of the preferential and other amounts, if any, to which the holders of Preferred Stock, if any, shall be entitled, the holders of all outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder. For the purposes of this Section 4.8, neither the sale, conveyance, exchange, lease, assignment, transfer or other disposition (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other Persons shall be deemed to be a liquidation, dissolution or winding-up of the Corporation, voluntary or involuntary, unless such sale, conveyance, exchange, lease, assignment, transfer or other disposition, merger or consolidation shall be in connection with a liquidation, dissolution or winding-up of the business of the Corporation.

        ~~Section 4.9    Excess Shares.~~

        ~~(a)   Purpose.    For purposes of (x) protecting the Corporation and its stockholders from potential adverse tax effects that could result for U.S. income tax purposes from certain changes in ownership of shares of Equity Stock in light of the Corporation's participation in the Splitco Merger and related transactions, including the DIRECTV Merger, and (y) inducing The DIRECTV Group, Inc. to enter into the Merger Agreement and to consummate the transactions contemplated thereby, the provisions of this Section 4.97 shall apply.~~

        ~~(b)   Prohibited Transfers.    If, notwithstanding any other provisions contained herein, at any time during the Prohibition Period, there is a purported Transfer or Non-Transfer Event such that any Person otherwise would be treated as acquiring shares of Equity Stock, directly or indirectly (as determined by reference to Section 355(e) of the Code, taking into account applicable constructive ownership rules and any Treasury regulations promulgated thereunder), and (x) such Person is, or upon such purported Transfer or Non-Transfer Event, would become, a ten-percent shareholder of the Corporation, a controlling shareholder of the Corporation, or a member of a coordinating group that is, or upon such purported Transfer or Non-Transfer Event, would become, a ten-percent shareholder of the Corporation or a controlling shareholder of the Corporation, each as defined in Treasury Regulation Section 1.355-7, or (y) both (A) the acquisition of shares of Equity Stock would not be considered, for purposes of Section 355(e) of the Code, to be not part of a plan that includes the~~

~~Split-Off by reason of the application of Safe Harbor VII set forth in Treasury Regulation Section 1.355-7(d)(7), and (B) such Person is a Prohibited Party, then except as otherwise provided below in this Section 4.97(b),) or in Section 4.97(c) or Section 4.9(q), (I) the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the shares of Equity Stock purportedly Beneficially Owned by such Beneficial Owner shall cease to own any right or interest) in such number of shares of Equity Stock (the "Excess Shares"), (II) the Excess Shares (rounded up to the nearest whole share) of Equity Stock shall be automatically transferred to a Trust, without any action on the part of the Corporation or any holder of shares of Equity Stock, in accordance with Section 4.97(f) below, and (III) such Purported Record Transferee (and such Purported Beneficial Transferee, if different) or, in the case of a Non-Transfer Event, the Person who, immediately prior to such automatic transfer, was the holder of record title to the shares of Equity Stock automatically transferred, shall submit the certificates representing such number of shares of Equity Stock to the Corporation, accompanied by all requisite and duly executed assignments of transfer thereof, for registration in the name of the Trustee of the Trust. Such transfer to a Trust shall be effective as of the close of trading on the Trading Day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be, even though the certificates representing the shares of Equity Stock so transferred may be submitted to the Corporation at a later date. For purposes of this Section 4.97, (A) the number of shares of Equity Stock treated as acquired in the case of a Non-Transfer Event shall be equal to the number of shares which cause or result in an increase in the percentage of a Person's Beneficial Ownership of the outstanding shares of Equity Stock, and (B) in the case of a Person described in clause (x), but not in clause (y), of this Section 4.97(b), Excess Shares shall not include such number of shares of Equity Stock, if any, as may be acquired by such Person without causing such Person to become a ten-percent shareholder of the Corporation, a controlling shareholder of the Corporation, or a member of a coordinating group that is a ten-percent shareholder of the Corporation or a controlling shareholder of the Corporation, each as defined in Treasury Regulation Section 1.355-7. The provisions of this Section 4.97(b) shall not apply to any SplitCo Excess Shares that were transferred to a trust pursuant to Article IV, Section C.2. of the SplitCo Restated Certificate of Incorporation prior to the Merger Effective Time (and that continue to be SplitCo Excess Shares immediately prior to the Merger Effective Time), and any such SplitCo Excess Shares shall be treated as provided by Section 4.97(f) below.~~

        ~~(c)   Waiver of Restrictions.~~

            ~~(i)  The Board may, in its sole discretion, waive the restrictions set forth in Section 4.97(b) with respect to a particular Transfer of shares of Equity Stock or a particular Non-Transfer Event in the event of an inadvertent violation of the provisions thereof by any Person, so long as such waiver is conditioned upon such Person promptly disposing (and such Person does in fact promptly dispose) of a sufficient number of shares of Equity Stock such that any such violation ceases to exist.~~

           ~~(ii)  Notwithstanding Section 4.97(b), any transfer of shares of Equity Stock by the Corporation to any Person, or by any Person to the Corporation, shall not constitute a Transfer or a Non-Transfer Event that is subject to the terms of Section 4.97(b).~~

        ~~(d)   Remedies for Breach.    If the Corporation, or its designees, shall at any time determine in good faith that a Transfer has taken place that triggers the automatic transfer provisions of Section 4.97(b) above or that a Person intends to acquire or has attempted to acquire, directly or indirectly, any shares of Equity Stock, which, if completed, would trigger the automatic transfer provisions of Section 4.97(b) above, the Corporation shall, and shall cause its agents to, take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer on the stock transfer books of the Corporation or instituting proceedings~~

~~to enjoin such Transfer or acquisition, but the failure to take any such action shall not affect the automatic transfer to a Trust in accordance with Section 4.97(f) below.~~

        ~~(e)   Notice of Restricted Transfer.    Any Person who acquires or attempts to acquire shares of Equity Stock, which, if such acquisition were completed, would trigger the automatic transfer provisions of Section 4.97(b) above, or any Person who owned shares of Equity Stock that were transferred to a Trust pursuant to Section 4.97(f) below, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or Non-Transfer Event on the tax-free status of the Split-Off. In the event that a Person determines that Equity Stock has been acquired, and such acquisition would trigger the automatic transfer provisions of Section 4.97(b) above, such Person shall immediately give written notice to the Corporation of such acquisition and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such acquisition on the tax-free status of the Split-Off.~~

        ~~(f)    Transfer in Trust.    Upon the DIRECTV Effective Time, the The Corporation shall create, or causecaused to be created, a Trust, and the audit committee of the Board shall designatehas designated a Trustee. Upon any purported Transfer or Non-Transfer Event that results in the transfer of Excess Shares to a Trust pursuant to Section 4.97(b) above, (i) the Corporation shall name a Beneficiary of the Trust and (ii) such Excess Shares, which shall have been automatically transferred to such Trust pursuant to Section 4.97(b) above, shall be held for the exclusive benefit of the Beneficiary. Any transfer of Excess Shares to a Trust shall be effective as of the close of trading on the Trading Day prior to the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Trust. In addition, if a trustee of a trust holdsheld SplitCo Excess Shares immediately prior to the Merger Effective Time as a result of the provisions of Article IV, Section C.2. of the SplitCo Restated Certificate of Incorporation (such trust, the "SplitCo Trust"), the Equity Stock issued in connection with the Splitco Merger in respect of the SplitCo Excess Shares will be deemed Excess Shares subject to the provisions of this Section 4.97 (including, for the avoidance of doubt and without limitation, Section 4.97(b)). In the case of Excess Shares held by the trustee of the SplitCo Trust, references herein to "Prohibited Owner", "Trust", "Trustee" and "Beneficiary" will have the meanings assigned to such terms in the SplitCo Restated Certificate of Incorporation. Excess Shares held in trust as described above shall be issued and outstanding shares of stock of the Corporation.~~

        ~~(g)   Dividend Rights; Reorganization.~~

            ~~(i)  The Trustee, as record holder of the Excess Shares, shall be entitled to receive all dividends and distributions and shall hold all such dividends or distributions in trust for the benefit of the Beneficiary. The Prohibited Owner shall not be entitled to receive any dividends or distributions with respect to Excess Shares and shall be required to repay the amount or return, as applicable, to the Trust any dividends or distributions received by it (i) that are attributable to any Excess Shares and, (ii) in the case of Excess Shares transferred to a Trust under Sections 4.97(b) and (f), the record date of which was on or after the date that such shares were transferred to a Trust in accordance with Section 4.97(f). The Corporation shall take all measures that it determines are reasonably necessary to recover any such dividend or distribution paid or delivered to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or distributions payable on shares of Equity Stock purportedly Beneficially Owned by the Person who, but for the provisions of this Section 4.97, would Beneficially Own the shares of Equity Stock that were transferred to the Trust and, as soon as reasonably practicable following the Corporation's receipt or withholding thereof, shall pay over to the Trust for the benefit of the Beneficiary the dividends or distributions so received or withheld, as the case may be.~~

           ~~(ii)  Notwithstanding the provisions of Section 4.97(g)(i), the provisions of Section 4.97 shall apply to any shares of Equity Stock distributed in a Share Distribution in respect of Excess Shares~~

  ~~(an "Event"). Any Excess Shares held by the Trustee following such Event shall continue to be treated as Excess Shares, and any Equity Stock distributed in respect of such Excess Shares pursuant to such Event shall be treated as Excess Shares. Following an Event, (x) a Prohibited Owner shall have the right to receive payment pursuant to Section 4.97(h) or 4.97(k) in respect of each Excess Share attributable to such Prohibited Owner in an amount adjusted to reflect such Event, and (y) the Corporation's purchase price of each Excess Share attributable to a Prohibited Owner pursuant to Section 4.9(l) shall be adjusted to reflect such Event. 7(l) shall be adjusted to reflect such Event. For the purposes of this section, a "Share Distribution" means a dividend or distribution (including a distribution made in connection with any stock split, reclassification, recapitalization, dissolution, winding up or full or partial liquidation of the Corporation) payable in shares of any class or series of capital stock, Convertible Securities or other securities of the Corporation or any other Person.~~

          ~~(iii)  Notwithstanding the provisions of Section 4.97(g)(i), and subject to the provisions of Section 4.97(g)(ii), the provisions of Section 4.97 shall apply to any property received in exchange for an Excess Share in any merger, reorganization, split-off or similar corporate transaction as if such property constituted an Excess Share, with appropriate adjustments made to reflect the terms of such exchange.~~

        ~~(h)   Liquidation of the Corporation.    In the event of any voluntary or involuntary liquidation or dissolution of, or winding up of, the Corporation, the Trustee, as the holder of Excess Shares, shall be entitled to receive, ratably with each other holder of shares of the same class of Equity Stock, that portion of the assets of the Corporation that is available for distribution to the holders of such class of Equity Stock. The Trust shall distribute to the Prohibited Owner the amounts received with respect to the Excess Shares attributable to such Prohibited Owner upon such liquidation, dissolution or winding up; provided, however, that the Prohibited Owner shall not be entitled to receive amounts in excess of, (I) in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock (or SplitCo Equity Stock) and which Transfer resulted in the transfer of such shares of Equity Stock (or SplitCo Equity Stock) to a Trust, the product of (x) the price per share, if any, such Prohibited Owner paid for such shares of Equity Stock (or SplitCo Equity Stock) and (y) the number of such shares of such class or series of Equity Stock (or SplitCo Equity Stock) which were transferred to the Trust, and (II) in the case of a Non-Transfer Event or purported Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise), and which Non-Transfer Event or purported Transfer, as the case may be, resulted in the transfer of the shares to the Trust, the product of (i) the price per share equal to the Market Price of such class or series of Equity Stock (or SplitCo Equity Stock) on the date of such Non-Transfer Event or purported Transfer and (ii) the number of shares of such class or series of Equity Stock (or SplitCo Equity Stock) which were transferred to the Trust. Any remaining amount in such Trust shall be distributed to the Beneficiary.~~

        ~~(i)    Voting Rights.    The Trustee, as record holder of the Excess Shares, shall have all voting rights with respect to those shares, which rights shall be exercised exclusively for the benefit of the Beneficiary. The Prohibited Owner shall have no voting rights with respect to any Excess Shares held in the Trust and, subject to applicable law, effective as of the date the shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void or revoke any vote by a Prohibited Owner as a purported holder of Excess Shares prior to the discovery by the Corporation that such shares of Equity Stock have been transferred to the Trust, in which case the vote of such Excess Shares shall be void ab initio, and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.~~

        ~~(j)    Restrictions on Transfer; Sale of Excess Shares.~~

            ~~(i)  As soon as practicable after the Trustee acquires Excess Shares and complies with the last sentence of this Section 4.97(j)(i), but in an orderly fashion so as not to materially adversely affect the trading price of Equity Stock, the Trustee shall designate one or more Persons as Permitted Transferees and sell to such Permitted Transferees any Excess Shares held by the Trustee; provided, however, that (x) any Permitted Transferee so designated purchases for cash (whether in a public or private sale) the Excess Shares and (y) a Person may be designated as a Permitted Transferee only to the extent such Person may acquire the Excess Shares without violating any of the restrictions set forth in Section 4.97(b) above and without such acquisition resulting in the transfer of such shares to a Trust pursuant to Section 4.97(f) above. Subject to the foregoing, the Trustee shall have the exclusive and absolute right to designate Permitted Transferees of any and all Excess Shares. Prior to any Transfer by the Trustee of any Excess Shares to a Permitted Transferee, the Trustee shall give not less than five Trading Days prior written notice to the Corporation of such intended Transfer and the Corporation must have waived in writing its purchase rights under Section 4.97(l) below if such intended Transfer would occur during the 30-day period referred to therein.~~

           ~~(ii)  Upon the designation by the Trustee of a Permitted Transferee in accordance with the provisions of this Section 4.97(j), the Trustee shall cause to be Transferred to the Permitted Transferee Excess Shares acquired by the Trustee and subject to the provisions of this Section 4.97. The Trustee shall (x) cause to be recorded on the stock transfer books of the Corporation that the Permitted Transferee is the holder of record of such number of shares of Equity Stock, and (y) distribute to the Beneficiary any and all amounts held with respect to such shares of Equity Stock after making payment to the Prohibited Owner pursuant to Section 4.97(k) below.~~

          ~~(iii)  If the Transfer of Excess Shares to a purported Permitted Transferee would or does violate any of the transfer restrictions set forth in Section 4.97(b) above, such Transfer shall be void ab initio as to that number of Excess Shares that causes the violation of any such restriction when such shares are Transferred and the purported Permitted Transferee shall be deemed to be a Prohibited Owner and shall acquire no rights in such Equity Stock. Such shares of Equity Stock shall be automatically transferred to the Trust from which they were originally Transferred. Such transfer to the Trust shall be effective as of the close of trading on the Trading Day prior to the date of the Transfer to the purported Permitted Transferee and the provisions of this Section 4.97 shall apply to such shares, including, without limitation, the provisions of Sections 4.97(j) through 4.97(l) with respect to any future transfer of such shares by the Trust.~~

        ~~(k)   Payments to Prohibited Owner.    Any Prohibited Owner shall be entitled (following the sale of Excess Shares to a Permitted Transferee in accordance with Section 4.97(j) above or following the acceptance of the offer to purchase such shares in accordance with Section 4.97(l) below) to receive from the Trustee following the sale or other disposition of such Excess Shares the lesser of (a)(i) in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Equity Stock (or SplitCo Equity Stock) and which Transfer resulted in the transfer to a Trust of Excess Shares (or SplitCo Excess Shares), the product of (x) the price per share, if any, such Prohibited Owner paid for the shares of such class or series of Equity Stock (or SplitCo Equity Stock) that were transferred to the Trust and (y) the number of such shares of such class or series of Equity Stock (or SplitCo Equity Stock) that were transferred to the Trust and (ii) in the case of a Non-Transfer Event or purported Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or purported Transfer, as the case may be, resulted in the transfer to a Trust of Excess Shares (or SplitCo Excess Shares), the product of (x) the price per share equal to the Market Price of such class or series of Equity Stock (or SplitCo Equity Stock) on the date of such Non-Transfer Event or purported Transfer and (y) the number of such shares of such class or series of Equity Stock (or SplitCo Equity Stock) that were transferred to~~

~~the Trust, provided, that if the Trustee disposes of less than all of the Excess Shares attributable to the Prohibited Owner in a single disposition, the amount determined pursuant to this clause (a) shall be appropriately adjusted to reflect such partial disposition, or (b) the proceeds received by the Trustee from the sale or other disposition of such Excess Shares (net of any commissions and other expenses of sale) in accordance with Section 4.97(j) above or Section 4.97(l) below. Any amounts received by the Trustee in respect of such Excess Shares which are in excess of such amounts to be paid to the Prohibited Owner pursuant to this Section 4.97(k) shall be distributed to the Beneficiary. The Trustee and the Trust shall not be liable for, and each Beneficiary and Prohibited Owner shall be deemed to have irrevocably waived, any claim by a Beneficiary or Prohibited Owner arising out of the disposition of Excess Shares, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this Section 4.97(k) by, such Trustee.~~

        ~~(l)    Purchase Right in Stock Transferred to Trustee.    Excess Shares shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the price per share of the class or series of Equity Stock (or SplitCo Equity Stock) paid by the Prohibited Owner in the purported Transfer that resulted in the transfer of such Excess Shares (or SplitCo Excess Shares) to the Trust (or, in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for the shares (e.g., if the shares were received through a gift or devise), the Market Price of the class or series of Equity Stock (or SplitCo Equity Stock) on the date of such Non-Transfer Event or purported Transfer in which the Prohibited Owner did not give value for the shares); provided, that, if Excess Shares are held in a Trust pursuant to the fourth sentence of Section 4.97(f) hereof, then the price per share or Market Price, as applicable, of the applicable series of SplitCo Equity Stock shall be adjusted to reflect the Splitco Exchange Ratio (as defined in the Merger Agreement). The Corporation shall have the right to accept such offer for a period of 30 days following the later of (x) the date of the Non-Transfer Event or purported Transfer which results in the transfer of Excess Shares (or SplitCo Excess Shares) to a Trust or (y) the date the Board first determines that a Non-Transfer Event or Transfer resulting in Excess Shares (or SplitCo Excess Shares) has occurred, if the Corporation does not receive a notice of such Non-Transfer Event or Transfer pursuant to Section 4.97(e).~~

        ~~(m)  Remedies Not Limited; Interpretations.    Nothing contained in this Article IV shall limit the authority of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders from potential adverse tax effects that could result from certain changes in ownership of shares of Equity Stock. Notwithstanding anything herein to the contrary, the Board shall have the power and authority to administer the provisions of this Section 4.97 and to make all interpretations and determinations with respect thereto which, if made in good faith, and absent manifest error, shall be conclusive and binding.~~

        ~~(n)   Legend.    Each certificate for shares of Equity Stock (if and to the extent certificated) shall bear the following or a similar legend:~~

  ~~"The shares of DIRECTV (the "Corporation") represented by this certificate are subject to restrictions on transfer and otherwise, as set forth in the Corporation's Amended and Restated Certificate of Incorporation, including restrictions based upon a holder's ownership of shares of Equity Stock, and to automatic transfer to a Trust upon the occurrence of certain events, all as set forth therein. Capitalized terms used herein and not defined herein are defined in the Corporation's Amended and Restated Certificate of Incorporation.~~

  ~~The Corporation will furnish without charge, to each stockholder who so requests, a copy of the relevant provisions of the Corporation's Amended and Restated Certificate of Incorporation, which set forth the limitations and restrictions on ownership or transfer of Equity Stock. Any such request may be addressed to the Secretary of the Corporation or to the transfer agent named on the face hereof."~~

        ~~(o)   Severability.    Each provision of this Section shall be severable and an adverse judicial determination as to any such provision or a judicial modification of such provision shall in no way affect the validity of any other provisions.~~

        ~~(p)   NASDAQ Transactions.    Nothing in this Section 4.97 shall preclude the settlement of any transaction entered into through the facilities of the NASDAQ or any other national securities exchange or automated inter-dealer quotation system. In no event shall the existence or application of the preceding sentence have the effect of deterring or preventing the transfer to a Trust of Excess Shares as contemplated herein.~~

        ~~(q)   Exemption.    Notwithstanding anything set forth in this Section 4.9 to the contrary, (A) (i) any shares of Equity Stock that are Beneficially Owned (as defined in the Malone Agreement for purposes of this Section 4.9(q)) by a Malone and (ii) any shares of Equity Stock issued or issuable in respect of any Malone Awards (as well as the Malone Awards themselves) shall not be subject to this Section 4.9 and such shares of Equity Stock shall not be automatically transferable to a Trust or otherwise treated as Excess Shares, and any transfer of such shares of Equity Stock (or Malone Awards) by a Malone that is made in accordance with the terms of the Malone Agreement shall not constitute a Transfer or a Non-Transfer Event that is subject to the terms of Section 4.9(b), (B) any transfer of shares of Equity Stock in an Exempt Transfer (as defined in the Malone Agreement) that is made in accordance with the terms of the Malone Agreement shall not constitute a Transfer or a Non-Transfer Event that is subject to the terms of Section 4.9(b) and the shares of Equity Stock so transferred shall not be automatically transferable to a Trust or otherwise treated as Excess Shares, (C) the issuance of any shares of Equity Stock to a former holder of Subject Shares in connection with the exercise of the Redemption Right by the Corporation shall not constitute a Transfer or a Non-Transfer Event that is subject to the terms of Section 4.9(b) and the shares of Equity Stock so transferred shall not be automatically transferable to a Trust or otherwise treated as Excess Shares, and (D) any transfer of shares of Equity Stock to any Person in connection with the consummation of the transactions, including the Mergers and the Malone Contribution (each as defined in the Merger Agreement), specifically contemplated by the Transaction Agreements shall not constitute a Transfer or a Non-Transfer Event that is subject to the terms of Section 4.9(b). For the avoidance of doubt, the provisions of this Section 4.9(q) shall not affect any obligations of any holder thereof pursuant to Section 4 of the Malone Agreement.~~

        Section 4.~~10~~9 Consideration For Class B Common Stock in a Business Combination.    In the event of any merger, consolidation or other business combination involving the Corporation in which the holders of Common Stock receive cash, securities or other consideration, the per share consideration to be received in respect of shares of Class B Common Stock in such transaction shall not be less than the per share consideration to be received in respect of shares of Class A Common Stock.

        ~~Section 4.11 Redemption Right.~~

        ~~Subject to and on the terms and conditions set forth in this Certificate of Incorporation, the Corporation has the right to redeem Subject Shares on the terms set forth in this Section 4.11.~~

        ~~(a)   Redemption Right.~~

            ~~(i)  Upon the death of John C. Malone, the Corporation shall have the right (the "Redemption Right"), exercisable during the Redemption Period (as defined below) by action of the Independent Committee, to redeem all but not less than all of the Subject Shares held of record by each Malone and each Malone Related Person (as such term is defined in the Malone Agreement, without regard to clause (ii) of such definition), and if the Corporation elects to redeem all Subject Shares from each Malone and each Malone Related Person (as such term is defined in the Malone Agreement, without regard to clause (ii) of such definition), to redeem all but not less than all Subject Shares held by any one or more record owners of Subject Shares who~~

  ~~are not a Malone or a Malone Related Person (as such term is defined in the Malone Agreement, without regard to clause (ii) of such definition).~~

           ~~(ii)  To exercise the Redemption Right the Corporation will give a single written notice (the "Corporation Notice") to all holders of Subject Shares of its decision to exercise or not exercise the Redemption Right as to each holder of Subject Shares, at any time during the period commencing on the later of the date of the death of John C. Malone and the Merger Effective Time and ending at the Close of Business on the later of (x) the 50th day after the date on which any legal action that may be required to confirm the appointment of the personal representative(s) for the Estate or for the Estate to act through its personal representative(s) has been completed and (y) the tenth (10th) day following the Merger Effective Time (such period, the "Redemption Period"). The date the Corporation Notice is given to holders of Subject Shares is referred to as the "Redemption Exercise Date." Any Subject Shares not called for redemption pursuant to a Corporation Notice on the Redemption Exercise Date will no longer be subject to the Redemption Right.~~

          ~~(iii)  The total consideration payable to a Holder for the Subject Shares to be purchased from such Holder will be an amount equal to 110% of the product of the Per Share Value, multiplied by the number of Subject Shares owned by such Holder as of (x) the date such Holder's Holder Election Notice (as defined below) is given, or (y) if a Holder's Holder Election Notice is not given to the Corporation at least 60 days prior to the Redemption Closing Date, the number of Subject Shares owned by such Holder as of the 60th day immediately preceding the Redemption Closing Date (each such amount, the "Redemption Price").~~

          ~~(iv)  The Redemption Price will be payable in cash, in fully paid and nonassessable shares of Class A Common Stock, or any combination of the foregoing, as each Holder may elect, by written notice given to the Corporation at least 60 days prior to the Redemption Closing Date (each, a "Holder Election Notice"). The Holder Election Notice submitted by each Holder shall specify the portion, if any, of the Redemption Price to be paid in Class A Common Stock to such Holder (such portion in respect of such Holder, the "Stock Value"). The Redemption Price less the Stock Value is herein referred to as the "Redemption Closing Date Amount". The Redemption Closing Date Amount together with the shares of Class A Common Stock, in the combination requested by the Holder, will be delivered to each such Holder on the Redemption Closing Date (as defined below). If a Holder's Holder Election Notice is not given to the Corporation at least 60 days prior to the Redemption Closing Date, such Holder shall be deemed to have elected to be paid his, her or its Redemption Price in cash.~~

           ~~(v)  If a Holder has timely elected in accordance with Section 4.11(a)(iv) to receive any portion of the Redemption Price in shares of Class A Common Stock, the number of shares of Class A Common Stock to be delivered to such Holder on the Redemption Closing Date shall be equal to the quotient obtained by dividing (i) the Stock Value in respect of such Holder by (ii) the Per Share Value. The shares to be so delivered on the Redemption Closing Date will not have been registered for sale under the Securities Act and may not be sold except pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act. The Corporation will be under no obligation to register such shares for resale except as otherwise provided in a registration rights agreement to be entered into by the Corporation and the Holders on or prior to the Redemption Closing Date pursuant to which the Corporation shall grant to the Holders registration rights with respect to such shares no less favorable to the Holders than any registration rights heretofore or hereafter granted by the Corporation or The DIRECTV Group, Inc. to any Person with respect to shares of capital stock and otherwise on terms customary for similar agreements of similarly situated well-known seasoned issuers (the "Registration Rights Agreement"). The certificates for the shares of Class A Common~~

  ~~Stock to be delivered to the Holders on the Redemption Closing Date shall bear a customary legend to the foregoing effect, but shall be free of any rights of the Corporation hereunder.~~

          ~~(vi)  Amounts payable pursuant to the Redemption Right in cash shall, unless otherwise agreed by the Corporation and each applicable Holder, be paid by wire transfer of immediately available funds on or prior to the Redemption Closing Date to an account designated in writing by each such Holder at least two (2) Business Days before the Redemption Closing Date.~~

         ~~(vii)  The Corporation Notice and the Holder Election Notice shall each be in writing and shall be deemed given if delivered personally, facsimiled (which is confirmed) or sent by overnight courier (providing proof of delivery) to (a) the Corporation at the address specified in the Malone Agreement, and (b) a holder of Subject Shares, to the address noted in the stock transfer books of the Corporation for such record holder. Each such notice shall be deemed given on the date such notice is sent by the sender thereof.~~

        ~~(b)   Redemption Closing Date.    The consummation of the redemption of all Subject Shares (other than those that cease to be subject to the Redemption Right pursuant to Section 4.11(a)) following the exercise of the Redemption Right (the "Redemption Closing") shall be held at 10:00 a.m. local time on the 155th day following the Redemption Exercise Date, or such other date and at such other time as the Holders and the Corporation may agree (the date on which any such Redemption Closing occurs is referred to herein as the "Redemption Closing Date"). The Redemption Closing shall take place at the principal offices of the Corporation or at such other place as the Holders and the Corporation may agree.~~

        ~~(c)   Redemption Closing Deliveries.    At the Redemption Closing, the Corporation shall pay to the Holder(s) (i) any portion of the Redemption Closing Date Amount that was required to be paid in cash in the manner provided in Section 4.11(a)(vi), as and if applicable, and (ii) deliver certificate(s) registered in the name of the applicable Holder for the number of shares of Class A Common Stock required to be delivered in payment of the Stock Value portion of the Redemption Price. At the Redemption Closing (x) the Corporation and each Holder receiving shares of Class A Common Stock will duly execute and deliver the Registration Rights Agreement and (y) each of the Holder(s) participating in the sale shall be required, as a condition to receiving payment, to deliver to the Corporation (i) a stock certificate or certificates, duly endorsed for transfer or in blank, representing such Person's Subject Shares, (ii) if applicable, copies of Letters Testamentary or other documentation evidencing the authority of such Person to transfer any of the Subject Shares that are evidenced by certificates registered in the name of a Person other than such Seller, (iii) a certificate, executed by or on behalf of such Person, in which such Person represents and warrants to the Corporation that such Person has good title to the Subject Shares being sold by him, free and clear of any liens, claims, charges or encumbrances (other than such liens, claims, charges and encumbrances created pursuant to the Redemption Right, the Malone Agreement or federal or state securities laws, and other than any such liens or encumbrances permitted under the Malone Agreement and which liens or encumbrances will be released at the Redemption Closing) and has the legal authority to consummate such sale and (iv) such other certificates and documents as the Corporation may reasonably request.~~

        Section 4.~~12~~10 Reclassification.    The Corporation will not reclassify, subdivide or combine one class of Common Stock without reclassifying, subdividing or combining each other class of Common Stock on an equal per share basis.

 ARTICLE V

        Section 5.1    Perpetual Existence.

        The Corporation shall have perpetual existence.

ARTICLE VI

        Section 6.1    Composition of the Board.

        (a)   The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not, by applicable law or this Certificate of Incorporation, directed or required to be exercised or done by stockholders.

        (b)   Except as otherwise provided in this Certificate of Incorporation (including any provisions of the Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock), the number of directors shall be fixed from time to time exclusively by resolution adopted by the Board in accordance with the By-Laws of the Corporation (the "By-Laws"). Except as otherwise provided by the By-Laws, the election of directors need not be by written ballot.

        (c)   ~~The directors of~~ Prior to the ~~Corporation at the DIRECTV Effective Time shall be as provided in the Merger Agreement. The directors of the Corporation at the Merger Effective Time shall be of one class and shall have a term which expires at the first~~2013 annual meeting of stockholders ~~after the Merger Effective Time, which meeting shall occur during the first full calendar year following the year in which the Merger Effective Time occurs. Beginning with such first annual meeting,~~, the Board shall be divided into three classes: Class I, Class II and Class III~~, the allocation of directors among such classes to be consistent with the applicable provisions set forth in the Merger Agreement. Subject to the terms of the Merger Agreement, the Board is expressly authorized to assign directors already in office to such classes at the time such classification becomes effective and to nominate persons for election to each class at such first annual meeting.~~. Each class shall consist, as nearly as ~~may be~~ possible, of one-third of the total number of directors constituting the entire Board. Class I directors ~~shall be~~were ~~initially~~ elected at the 2010 annual meeting of stockholders (the "2010 Annual Meeting") for a term expiring at the ~~first~~ third annual meeting of stockholders held after ~~such first annual meeting of stockholders.~~the 2010 Annual Meeting. Class II directors ~~shall be~~were ~~initially~~ elected at the 2009 Annual Meeting for a term expiring at the second annual meeting of stockholders held after ~~such first annual meeting of stockholders.~~the 2010 Annual Meeting. Class III directors ~~shall be~~were ~~initially~~ elected for a term expiring at the ~~third~~ first annual meeting of stockholders held after ~~such first annual meeting of stockholders.~~the 2010 Annual Meeting. At each annual meeting of stockholders held after ~~such first annual meeting~~the 2010 Annual Meeting, successors to the class of directors whose term expires at that annual meeting shall be elected in accordance with this Section 6.1(c) of Article VI for a term expiring at the ~~third~~ next succeeding annual meeting of stockholders and until the election and qualification of their respective successors, until such time as all directors of all classes are elected to serve for a term expiring at the next subsequent annual meeting. At that time, the classification of directors shall cease and all of the directors shall be deemed to be of a single class. Any director elected in accordance with the By-Laws of the Corporation to fill a vacancy resulting from either the death, resignation, retirement, disqualification or removal of a director prior to the expiration of that director's term or an increase in~~If~~ the number of directors ~~is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a newly~~- ~~created directorship resulting from an increase in such class~~ shall hold office for a term expiring at the next succeeding annual meeting of stockholders and until the election and qualification of their respective successors and shall not be apportioned to any class.~~in accordance with Section 6.23 of this Article VI, but i~~ In no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office or removal pursuant to Section 2 of Article II of the By-Laws.

        Section 6.2    Majority Vote for Election of Directors

        The vote required for election of a director by the stockholders shall, except in a contested election, be the affirmative vote of a majority of the votes cast in favor of or against the election of a nominee at a meeting of stockholders. Absentions and broker non-votes shall not be counted as votes cast. A direction to "withhold authority" with respect to a nominee shall be treated as a vote cast against the election of such nominee. If an election is contested, a plurality of the votes properly cast for election to any office shall result in the election to such office. ~~Absentions and broker non-votes shall not be counted as votes cast. A direction to "withhold authority" with respect to a nominee shall be treated as a vote cast against the election of such nominee.~~ An election shall be contested if, as determined by the Board, (i) a stockholder has nominated aany person(s) for election to the Board in compliance with the requirements for stockholder nominees for director set forth in Section 1 of Article I of the Corporation's By-Laws or otherwise in accordance with applicable law, and (ii) such nomination has not been withdrawn by such stockholder on or prior to the day prior to the date the Corporation first mails its notice of meeting.

        Section 6.3    Vacancies

        Except as otherwise provided for or fixed by or pursuant to the provisions of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock, any vacancy on the Board resulting from death, resignation, retirement, disqualification, removal or other cause and any newly created directorship resulting from any increase in the authorized number of directors in accordance with the By-Laws shall be filled only in the manner provided in the By-Laws, or, if not so provided for therein, by the affirmative vote of (i) a majority of all the directors then in office, even if less than a quorum, or (ii) a duly appointed committee of the Board, but in any event not by the stockholders. Any director so chosen shall hold office until the next ~~election of the class for which the director shall have been chosen~~annual meeting of stockholders, and until a successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal from office in accordance with this Certificate of Incorporation, the By-Laws or any applicable law or pursuant to an order of a court. If there are no directors in office, then an election of directors may be held in the manner provided by the By-Laws or, if not so provided for therein, by applicable law.

        Section 6.4    Removal of Directors; Director Disqualification.

        ~~Except as otherwise provided for or fixed by or pursuant to the provisions of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock, and subject to the succeeding paragraph of this Section 6.3, (i) no director may be removed from office without cause and (ii) a director may be removed for cause only by the affirmative vote of the holders of a majority of the combined voting power of the then outstanding shares of stock of the Corporation entitled to vote for the election of directors, voting together as a single class; provided, however, that prior to the first annual meeting of stockholders after the Merger Effective Time, directors may be removed with or without cause by the affirmative vote of the holders of a majority of the combined voting power of the then outstanding shares of stock of the Corporation entitled to vote for the election of directors, voting together as a single class.~~

        Unless otherwise determined by the Board, a Director who, at the time of taking office as a director, is an employee of the Corporation or any Subsidiary of the Corporation (an "Employee Director"), shall cease to be qualified to serve as a director and shall automatically cease to be a director (an "Employee Director Disqualification") without any action on the part of the stockholders or the other members of the Board, if such person ceases to be an employee of the Corporation or any one of its Subsidiaries, with the disqualification of such director to take place upon the earliest of (i) such director's cessation of employment, (ii) delivery by such Employee Director to the Corporation, or such Subsidiary or Subsidiaries, as the case may be, of a notice of resignation of employment, or (iii) delivery by the Corporation or one of its Subsidiaries, as the case may be, to such Employee Director of a notice of termination of employment.

        Section 6.5    Election of Directors by Preferred Stockholders.

        Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock) applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article VI unless expressly provided by such terms.

        Section 6.6    Independent Directors.

        (a)   The Board shall consist of at least a majority of Independent Directors (where "Independent Director" means a Director who qualifies as an "Independent Director" under the By-Laws in effect from time to time).

        (b)   The audit committee of the Board shall be comprised solely of Independent Directors who also satisfy such other standard for service on such committee as may be set forth from time to time in the By-Laws.

        (c)   Each of the nominating/corporate governance committee and the compensation committee of the Board shall be comprised solely of Independent Directors who also satisfy such other standard for service on such committee as may be set forth from time to time in the By-Laws.

        Section 6.7    Notice.    Advance notice of nominations for the election of directors and business to be transacted at any stockholders meeting shall be given in the manner and to the extent provided in the By-Laws.

ARTICLE VII

        Section 7.1    Meetings of Stockholders.

        ~~Subject to any rights provided to the holders of any outstanding series of Preferred Stock, no~~ No action required or permitted to be taken by the stockholders of the Corporation shall be effected except at a duly called annual meeting or at a special meeting of stockholders of the Corporation called in accordance with the By-Laws, and no action shall be taken by the stockholders by written consent; provided, however, that notwithstanding the foregoing, (i) the holders of the Class B Common Stock may take action by written consent solely for purposes of providing a Class B Consent, and (ii) the holders of any series of Preferred Stock may take action by written consent to the extent provided in a Preferred Stock Designation with respect to such Series. Except as otherwise required by law and subject to the rights of the holders of any outstanding series of Preferred Stock, special meetings of stockholders of the Corporation may be called only (i) by or at the direction of the Board or (ii) by the Secretary of the Corporation upon written request by stockholders holding twenty-five percent (25%) or more of the then outstanding shares of the Corporation entitled to vote provided that the request is in proper form as prescribed in the By-Laws.i~~f Section 4.4(d) is in force and effect in accordance with its terms, by or at the direction of the Board upon the written request of stockholders of the Corporation who Beneficially Own (as defined in the Malone Agreement), collectively, 10% or more of~~

~~the Class A Common Stock then outstanding, and may not be called by any other person or persons.~~ Business transacted at any special meeting is limited to the purposes stated in the notice.

        Section 7.2    No Cumulative Voting.

        Shares of capital stock of the Corporation shall not be entitled to cumulative voting.

ARTICLE VIII

        Section 8.1    Limited Liability of Directors.

        To the fullest extent permitted by the DGCL as amended from time to time, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. For purposes of the prior sentence, the term "damages" shall, to the extent permitted by law, include, without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements). Each person who serves as a director of the Corporation while this Section 8.1 is in effect shall be deemed to be doing so in reliance on the provisions of this Section 8.1, and neither the amendment or repeal of this Section 8.1, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Section 8.1, shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal or adoption of an inconsistent provision.

        If any provision of this Section 8.1 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, to the fullest extent possible, the other provisions of this Section 8.1 (including, without limitation, each such portion of any paragraph of this Section 8.1 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

ARTICLE IX

        [Intentionally omitted]

        ~~The provisions of this Article IX, except for this paragraph, are of no force or effect and shall remain of no force or effect, provided, however, that (i) if the Judgment Effective Date has not occurred prior to June 30, 2010, then the provisions of this Article IX shall automatically, and without any action on the part of the Corporation, the Board or the stockholders of the Corporation, become effective and be in full force and effect, and (ii) if the Judgment Effective Date has occurred prior to June 30, 2010, then upon the Judgment Effective Date, this paragraph shall automatically cease to be of any force or effect, and this Article IX (including this paragraph) shall be automatically repealed without any action on the part of the Corporation or the stockholders of the Corporation and be replaced with the words "Intentionally Omitted," and the Corporation will issue a public announcement of such occurrence.~~

        ~~Section 9.1    Certain Acknowledgments.~~

        ~~In recognition and anticipation that (a) directors and officers of the Corporation who are not employees of the Corporation (the "Non-Employee Directors and Officers") may serve as directors, officers, employees and agents of any other corporation, company, partnership, association, firm or other entity, including, without limitation, Subsidiaries and Affiliates of the Corporation ("Other Entity"), (b) the Corporation, directly or indirectly, may engage and is expected to continue to engage in the same, similar or related lines of business as those engaged in by any Other Entity and other business activities that overlap with or compete with those in which such Other Entity may engage,~~

~~(c) the Corporation may have an interest in the same areas of business opportunity as any Other Entity, (d) the Corporation may engage in material business transactions with any Other Entity and its Affiliates, including (without limitation) receiving services from, providing services to or being a significant customer or supplier to such Other Entity and its Affiliates, and that the Corporation and such Other Entity or one or more of their respective Affiliates may benefit from such transactions, and (e) as a consequence of the foregoing, it is in the best interests of the Corporation that the rights of the Corporation, and the duties of any Non-Employee Directors and Officers of the Corporation (including any such persons who are also directors, officers or employees of any Other Entity), be determined and delineated in respect of (x) any transactions between the Corporation and its Affiliates, on the one hand, and such Other Entity and its Affiliates, on the other hand, and (y) any potential transactions or matters that may be presented to Non-Employee Directors and Officers of the Corporation, or of which such officers or directors may otherwise become aware, which potential transactions or matters may constitute business opportunities of the Corporation or any of its Affiliates, and in recognition of the benefits to be derived by the Corporation through its continued contractual, corporate and business relations with such Other Entity and of the benefits to be derived by the Corporation by the possible service as directors or officers of the Corporation and its Subsidiaries of Persons who may also serve from time to time as directors, officers and employees of such Other Entity, the provisions of this Article IX will, to the fullest extent permitted by law, regulate and define the conduct of the business and affairs of the Corporation in relation to such Other Entity and its Affiliates, and as such conduct and affairs may involve such Other Entity's respective directors, officers and employees, and the powers, rights, duties and liabilities of the Corporation and its Non-Employee Directors and Officers in connection therewith and in connection with any potential business opportunities of the Corporation. Any Person purchasing or otherwise acquiring any shares of capital stock of the Corporation, or any interest therein, will be deemed to have notice of and to have consented to the provisions of this Article IX. References in this Article IX to "directors," "officers" or "employees" of any Person will be deemed to include those Persons who hold similar positions or exercise similar powers and authority with respect to any Other Entity that is a limited liability company, partnership, joint venture or other non-corporate entity.~~

        ~~Section 9.2    Duties of Directors and Officers Regarding Potential Business Opportunities.~~

        ~~If a Non-Employee Director and Officer of the Corporation is offered, or otherwise acquires knowledge of, a potential transaction or matter that may constitute or present a business opportunity for the Corporation or any of its Subsidiaries, in which the Corporation could, but for the provisions of this Article IX, have an interest or expectancy (any such transaction or matter, and any such actual or potential business opportunity, a "Potential Business Opportunity"), (i) such Non-Employee Director and Officer will, to the fullest extent permitted by law, have no duty or obligation to refer such Potential Business Opportunity to the Corporation, or to refrain from referring such Potential Business Opportunity to any Other Entity, or to give any notice to the Corporation regarding such Potential Business Opportunity (or any matter related thereto), (ii) any Other Entity may engage or invest in, independently or with others, any such Potential Business Opportunity, (iii) the Corporation shall not have any right in or to such Potential Business Opportunity or to receive any income or proceeds derived therefrom, and (iv) the Corporation shall have no interest or expectancy, and hereby specifically renounces any interest or expectancy, in any such Potential Business Opportunity, unless both the following conditions are satisfied: (A) such Potential Business Opportunity was expressly offered to a Non-Employee Director or Officer of the Corporation solely in his or her capacity as a director or officer of the Corporation or as a director or officer of any Subsidiary of the Corporation and (B) such opportunity relates to a line of business in which the Corporation or any of its Subsidiaries is then directly engaged.~~

        ~~Section 9.3    Amendment of Article IX.~~

        ~~No alteration, amendment or repeal of, or adoption of any provision inconsistent with, any provision of this Article IX will have any effect upon (a) any agreement between the Corporation or an Affiliate thereof and any Other Entity or an Affiliate thereof, that was entered into before the time of such alteration, amendment or repeal or adoption of any such inconsistent provision (the "Amendment Time"), or any transaction effected in connection with the performance of any such agreement, whether such transaction is effected before or after the Amendment Time, (b) any transaction entered into between the Corporation or an Affiliate thereof and any Other Entity or an Affiliate thereof, before the Amendment Time, (c) the allocation of any business opportunity between the Corporation or an Affiliate thereof and any Other Entity before the Amendment Time, or (d) any duty or obligation owed by any Non-Employee Director and Officer of the Corporation (or the absence of any such duty or obligation) with respect to any Potential Business Opportunity which such Non-Employee Director and Officer was offered, or of which such Non-Employee Director and Officer otherwise became aware, before the Amendment Time (regardless of whether any proceeding relating to any of the above is commenced before or after the Amendment Time).~~

ARTICLE X

        Section 10.1    Additional Class B Consent Rights.

        So long as any shares of Class B Common Stock are issued and outstanding, unless the Corporation shall have obtained a Class B Consent with respect to such amendment, alteration, repeal, addition or insertion, (x) the Corporation will not amend, alter or repeal the provisions of this Section 10.1 or any of Sections 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 ~~4.9(q), 4.10, 4.11~~ or 4.~~12 9~~10 of this Certificate of Incorporation (including by merger or consolidation with a Subsidiary of the Corporation, but subject to the second sentence of this Section 10.1), and (y) the Corporation will not amend, alter or repeal any provision of this Certificate of Incorporation or add to or insert any provision in this Certificate of Incorporation (including by merger or consolidation with a Subsidiary of the Corporation, but subject to the second sentence of this Section 10.1), if, solely with respect to this clause (y), (1) such amendment, alteration, repeal, addition or insertion would result, directly or indirectly, in the reclassification or recapitalization of the then outstanding shares of Common Stock into securities of the Corporation or any of its Subsidiaries (or securities convertible into or exchangeable for, or which evidence the right to purchase, securities of the Corporation) and (2)~~(A)~~ the securities to be held or received by the holders of Class B Common Stock as a result of such reclassification or recapitalization (and, if such securities are Convertible Securities, the Underlying Securities with respect thereto) would have no voting power, or would have Per Share Voting Power of less than fifteen times the Per Share Voting Power of the securities (and, if such securities are Convertible Securities, the Underlying Securities with respect thereto) to be held or received as a result of such reclassification or recapitalization by the holders of shares of Class A Common Stock (or, if there are two or more other classes of Common Stock then outstanding, that class of Common Stock holding or receiving, as a result of such reclassification or recapitalization, securities (and, if such securities are Convertible Securities, the Underlying Securities with respect thereto) having the next highest Per Share Voting Power relative to the securities (and, if such securities are Convertible Securities, the Underlying Securities with respect thereto) to be held or received by the holders of Class B Common Stock)~~, or (B) the securities to be held or received by the holders of Class C Common Stock as a result of such reclassification or recapitalization (and, if such securities are Convertible Securities, the Underlying Securities with respect thereto) would be entitled to vote with respect to matters upon which securities holders of the issuer thereof are generally entitled to vote (other than to an extent no greater than the holders of Class C Common Stock are entitled to vote upon matters as provided in this Certificate of Incorporation)~~. For the avoidance of doubt, (1) this Section 10.1 is not intended to and shall not limit the ability of the Corporation to enter into an agreement of merger or consolidation in connection with an acquisition, change of control, or other business combination transaction pursuant to which the outstanding shares of Common Stock are to be converted into or exchanged for cash, stock, securities or property of another Person or Persons not affiliated with the Corporation, or of any Person affiliated with the Corporation if as part of such transaction the holders of shares of Common Stock or other equity securities of another Person not affiliated with the Corporation will also be converted into or exchanged for cash, stock, securities or property of such Person affiliated with the Corporation, whether or not such merger, consolidation or other business combination transaction would result in or involve, directly or indirectly, any of the actions set forth in clauses (x) and (y) in the first sentence of this Section 10.1, and (2) no Class B Consent shall be required in connection therewith except in the case of any such agreement of merger or consolidation entered into solely with one or more Subsidiaries or Affiliates of the Corporation for the purpose of evading the restrictions and limitations set forth in this Section 10.1.

ARTICLE XI

        Section 11.1    Certain Defined Terms.    Unless specifically provided to the contrary or the context otherwise requires, the terms defined below will have, for all purposes of this Amended and Restated Certificate of Incorporation, the meanings herein specified:

        "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with such Person, and with respect to a natural Person, such Person's immediate family members and any trust, partnership, limited liability company or similar vehicle established and maintained for the benefit of such first Person.

        "Beneficial Ownership" shall mean beneficial ownership for U.S. federal income tax purposes. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

        ~~"Beneficiary" shall mean, with respect to the Trust, one or more organizations described in each of Section 170(b)(l)(A) (other than clauses (vii) and (viii) thereof) and Section 170(c)(2) of the Code that are named by the Corporation as the beneficiary or beneficiaries of such Trust, in accordance with the provisions of Section 4.97(f) above; provided that for purposes of Excess Shares held in a trust pursuant to the fourth sentence of Section 4.97(f) hereof, "Beneficiary" shall have the meaning assigned to it in the SplitCo Restated Certificate of Incorporation.~~

        ~~"Class A Consent" means the consent or affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, voting as a separate class, which consent or affirmative vote may be obtained at an annual or special meeting of stockholders of the Corporation or by written consent pursuant to this Certificate of Incorporation.~~

        "Class A Convertible Securities" means Convertible Securities convertible into or exercisable or exchangeable for shares of Class A Common Stock.

        "Class B Consent" means the prior consent or affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class, which consent or affirmative vote may be obtained at an annual or special meeting of stockholders of the Corporation or by written consent pursuant to this Certificate of Incorporation.

        "Class B Convertible Securities" means Convertible Securities convertible into or exercisable or exchangeable for shares of Class B Common Stock.

        ~~"Class C Convertible Securities" means Convertible Securities convertible into or exercisable or exchangeable for shares of Class C Common Stock.~~

        ~~"Close of Business" has the meaning ascribed thereto in the Malone Agreement.~~

        "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto.

        "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by agreement, or otherwise. The terms "Controls", "Controlled" and "Controlling" will have corresponding meanings.

        "Convertible Securities" means (x) any securities of the Corporation (other than any class of Common Stock) that are directly or indirectly convertible into or exchangeable for, or that evidence the right to purchase, directly or indirectly, securities of the Corporation or any other Person, whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise, and (y) any securities of any other Person that are directly or indirectly convertible into or exchangeable for, or that evidence the right to purchase, directly or indirectly, securities of such Person or any other Person (including the Corporation), whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise.

        ~~"DIRECTV Effective Time" shall have the meaning set forth in the Merger Agreement.~~

        ~~"DIRECTV Merger" shall have the meaning set forth in the Merger Agreement.~~

        ~~"Equity Stock" shall mean any and all shares, interests, participation rights or other equivalents (however designated, whether voting or nonvoting) of capital stock, membership interests or equivalent ownership interests in or issued by the Corporation; it being understood that Equity Stock shall include shares of Common Stock of the Corporation.~~

        ~~"Estate" has the meaning ascribed thereto in the Malone Agreement.~~

        "GAAP" means generally accepted accounting principles in the United States as in effect from time to time.

        ~~"Holder" means the record holder of any Subject Shares with respect to which the Redemption Right is exercised in accordance with Section 4.11.~~

        ~~"Independent Committee" means a committee of the Board of Directors consisting exclusively of Independent Directors, as determined in accordance with the By-Laws of the Corporation.~~

        ~~"Judgment Effective Date" means the date on which the final approval and entry of judgment by the Court of Chancery of the State of Delaware pursuant to the Stipulation of Settlement becomes final and no longer subject to further direct appeal or other direct review, whether by exhaustion of any possible appeal, lapse of time, or otherwise.~~

        ~~"Liberty" shall have the meaning set forth in the Merger Agreement.~~

        ~~"Malone" or "Malones" shall have the meaning set forth in the Malone Agreement.~~

        ~~"Malone Agreement" means the Voting and Right of First Refusal Agreement, dated as of May 3, 2009, as it may be amended from time to time, by and among Liberty Entertainment, Inc., a Delaware corporation, The DIRECTV Group, Inc., a Delaware corporation, the Corporation, Dr. John C. Malone, Mrs. Leslie Malone, The Tracy L. Neal Trust A and The Evan D. Malone Trust A.~~

        ~~"Malone Awards" shall have the meaning set forth in the Malone Agreement.~~

        ~~"Market Price" of any class or series of Equity Stock (or SplitCo Equity Stock) means, on any date of determination:~~

          ~~(1)   if, at the date of determination, the security is reported on the NASDAQ—Global Select Market or listed on a national securities exchange in the United States, then the Market Price shall be deemed to be the Volume Weighted Average Trading Price of the daily sales prices as reported on the NASDAQ—Global Select Market, and, if not so listed, shall be deemed to be the~~

  ~~Volume Weighted Average Trading Price of the daily sales prices as reported on such national securities exchange other than the NASDAQ—Global Select Market or on the New York Stock Exchange, as applicable, in each case for the five (5) consecutive Trading Days preceding and ending on the Trading Day immediately prior to the date of determination.~~

          ~~(2)   if, at the date of determination, the security is not so listed or reported, but a "regular, active public market" exists for such security (as determined in the good faith, sole discretion of the Board, whose decision shall be conclusive and binding), then the Market Price shall be deemed to be the Volume Weighted Average Trading Price of the daily bid and ask quotations in the over-the-counter market for the security for the five (5) consecutive Trading Days preceding and ending on the Trading Day immediately prior to the date of determination. For purposes of the foregoing, a market in which trading is sporadic and the ask quotations generally exceed the bid quotations by more than 15% shall not be deemed to be a "regular, active public market;" or~~

          ~~(3)   if, at the date of determination, neither clause (1) nor clause (2) of this definition applies, then the Market Price shall be deemed to be the fair market value of the security as determined in the good faith, sole discretion of the Board, whose determination shall be conclusive and binding.~~

        ~~"Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of May 3, 2009, as it may be amended from time to time, by and among Liberty, Splitco, The DIRECTV Group, Inc., the Corporation, DTVG One, Inc. and DTVG Two, Inc.~~

        ~~"Merger Effective Time" shall have the meaning set forth in the Merger Agreement.~~

        ~~"Non-Transfer Event" shall mean an event (other than a purported Transfer) occurring after the Merger Effective Time that would cause or result in a direct or indirect increase in the percentage of any Person's ownership of the outstanding shares of Equity Stock (as determined by reference to Section 355(e) of the Code, taking into account applicable constructive ownership rules and any Treasury regulations promulgated thereunder), provided that the consummation of the transactions, including the Mergers and the Malone Contribution (each as defined in the Merger Agreement), specifically contemplated by the Transaction Agreements (and the receipt of, or transfer of, shares of Equity Stock in connection therewith) shall not result in or constitute a "Non-Transfer Event"; and provided, further, that the redemption, purchase or other acquisition by the Corporation or any of its Subsidiaries of shares of Equity Stock shall not result in or constitute a "Non-Transfer Event." "Non-Transfer Event" shall also include an event (other than a purported Transfer) occurring before the Merger Effective Time that resulted in the transfer to a trust of SplitCo Excess Shares in exchange for which Equity Stock was issued in the Splitco Merger. "Per Share Value" means the average of the Market Prices of the Class A Common Stock for the period of 30 consecutive trading days ending on the last trading day prior to the date of John C. Malone's death, appropriately adjusted to take into account any stock dividends on the Class A Common Stock, or any stock splits, reclassifications or combinations of the Class A Common Stock, during the period following the first of such 30 trading days and ending on the last full trading day immediately preceding the Redemption Closing Date; provided, that if John C. Malone's death occurs prior to the date of issuance of the Class A Common Stock or if the Class A Common Stock is not traded regular way on any date within such 30 consecutive trading day period, then references in this definition to "Class A Common Stock" for each such date shall be to the common stock, par value $0.01 per share, of The DIRECTV Group, Inc. The Per Share Value will be appropriately adjusted after the determination thereof to reflect the effects of any stock split, stock dividend, reverse split and similar event occurring after the date of determination of such Per Share Price.~~

        ~~"Permitted Transferees" shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 4.97(j) above.~~

        "Person" shall mean (a) an individual or any corporation, partnership, limited liability company, estate, trust, association, private foundation, joint stock company or any other entity, (b) a "group" as the term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; but shall not include an underwriter that participates in a public offering of stock ~~(including Equity Stock)~~ for a period of 90 days following purchase by such underwriter of such stock, and (c) a "person" as such term is used in Section 355(e) of the Code.

        ~~"Prohibited Owner" shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who is prevented from becoming or remaining the owner of record title to shares of Equity Stock by the provisions of Section 4.97; provided that for purposes of Excess Shares held in a trust pursuant to the fourth sentence of Section 4.97(f) hereof, "Prohibited Owner" shall have the meaning assigned to it in the SplitCo Restated Certificate of Incorporation.~~

        ~~"Prohibited Party" shall mean, collectively, (x) any Person that had an agreement, understanding, arrangement, or engaged in substantial negotiations (within the meaning of Treasury Regulation Section 1.355-7), in each case, regarding an acquisition of Equity Stock, or capital stock of Liberty, Splitco or The DIRECTV Group, Inc. during the two (2) year period preceding the Split-Off and (y) (i) any Person from whom ownership of Equity Stock would be attributed to the Person described in clause (x) hereof for purposes of Section 355(e) of the Code and (ii) any member of a "coordinating group" as defined in Treasury Regulation Section 1.355-7(h)(4) that includes the Person described in clause (x) hereof (or any Person from whom ownership of Equity Stock would be attributed to such member for purposes of Section 355(e) of the Code).~~

        ~~"Prohibition Period" shall mean the period beginning at the Split-Off Effective Time and ending on the day after the date that is the one year anniversary of the date of the Split-Off Effective Time; provided that if, (a) prior to the day after the date that is the one year anniversary of the date of the Split-Off Effective Time, a Prohibited Party enters into an agreement, understanding, arrangement or substantial negotiations (within the meaning of Treasury Regulation Section 1.355-7) (collectively, an "Agreement") which contemplates a transaction which, if consummated prior to such day, would constitute a Transfer or Non-Transfer Event that would result in Excess Shares being transferred to a Trust and (b) such Prohibited Party entered into an Agreement with respect to such transaction or a similar acquisition (within the meaning of Treasury Regulation Section 1.355-7) on or prior to the date of the Split-Off Effective Time, then with respect to such Prohibited Party only, the Prohibition Period shall be extended until the later to occur of one day after (i) the date that is the two year anniversary of the date of the Split-Off Effective Time, and (ii) the date that is the six month anniversary of the date such transaction is consummated or such Agreement is terminated, as the case may be.~~

        ~~"Prospective Purchaser" has the meaning ascribed thereto in the Malone Agreement.~~

        "Public Transfer" means a Transfer that (i) is effected on any stock exchange, in the over-the-counter market, or on any electronic screen-based or automated securities trading market and (ii) which involves a broker, dealer or market maker.

        ~~"Purported Beneficial Transferee" shall mean, with respect to any purported Transfer of Beneficial Ownership of shares of Equity Stock that results in the automatic transfer of Excess Shares to a Trust, the purported transferee of Beneficial Ownership of such shares if such purported Transfer had not been prohibited by Section 4.97.~~

        ~~"Purported Record Transferee" shall mean, with respect to any purported Transfer of Beneficial Ownership of shares of Equity Stock that results in the automatic transfer of Excess Shares to a Trust, the purported record transferee of such shares if such purported Transfer had not been prohibited by Section 4.97.~~

        ~~"Split-Off" shall have the meaning set forth in the Merger Agreement.~~

        ~~"Split-Off Effective Time" shall have the meaning set forth in the Merger Agreement.~~

        ~~"Splitco" shall have the meaning set forth in the Merger Agreement.~~

        ~~"SplitCo Equity Stock" shall have the meaning set forth in the SplitCo Restated Certificate of Incorporation for "Equity Stock."~~

        ~~"SplitCo Excess Shares" shall have the meaning set forth in the SplitCo Restated Certificate of Incorporation for "Excess Shares."~~

        ~~"Splitco Merger" shall have the meaning set forth in the Merger Agreement.~~

        ~~"SplitCo Restated Certificate of Incorporation" shall mean the Restated Certificate of Incorporation of Splitco dated [                        ],November 19, 2009, without giving effect to any amendment thereof subsequent to such date.~~

        ~~"Stipulation of Settlement" means the Stipulation and Agreement of Compromise, Settlement and Release made and entered into on October [    •    ], 2009, by and among the parties to the action captioned In re The DirecTV Group, Inc., Shareholder Litig., Consolid. C.A. No. 4581-VCP, pending before the Court of Chancery of the State of Delaware, by their respective undersigned counsel.~~

        ~~"Subject Shares" means the shares of Class B Common Stock outstanding at the time of the exercise of the Redemption Right that are not held of record by any Prospective Purchaser or any direct or indirect transferee of any Prospective Purchaser which transferee is not a Member (as defined in the Malone Agreement).~~

        "Subsidiary" when used with respect to any Person, means any other Person (1) of which (x) in the case of a corporation, at least (A) 50% of the equity or (B) 50% of the voting interests are owned or Controlled, directly or indirectly, by such first Person, by any one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries or (y) in the case of any Person other than a corporation, such first Person, one or more of its Subsidiaries, or such first Person and one or more of its Subsidiaries (A) owns at least 50% of the equity interests thereof or (B) has the power to elect or direct the election of at least 50% of the members of the governing body thereof or otherwise has Control over such organization or entity; or (2) that is required to be consolidated with such first Person for financial reporting purposes under GAAP.

        ~~"Trading Day" shall mean 9:30 a.m. through 4:00 p.m., Eastern Time, of any day on which the principal national securities exchange on which any of the shares of Equity Stock (or SplitCo Equity Stock) are listed or admitted to trading is open for the transaction of business or, if none of the shares of Equity Stock (or SplitCo Equity Stock) are listed or admitted to trading on any national securities exchange, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.~~

        ~~"Transaction Agreements" shall have the meaning set forth in the Merger Agreement.~~

        ~~"Transfer" (as a noun) shall mean any sale, transfer, gift, assignment, devise or other disposition of Beneficial Ownership of Equity Stock occurring after the Merger Effective Time, whether voluntary or involuntary and whether by operation of law or otherwise, provided that, solely for purposes of Section 4.97, the consummation of the transactions, including the Mergers and the Malone Contribution (each as defined in the Merger Agreement), specifically contemplated by the Transaction Agreements (and the receipt of, or transfer of, shares of Equity Stock in connection therewith) shall not result in or constitute a "Transfer." "Transfer" (as a verb) shall have the correlative meaning. "Transfer" shall also include any sale, transfer, gift, assignment, devise or other disposition occurring prior to the Merger Effective Time that resulted in the transfer to a trust of SplitCo Excess Shares in exchange for which Equity Stock was issued in the Splitco Merger.~~

        ~~"Trust" shall mean the trust created and administered in accordance with the terms of Section 4.97(f), for the exclusive benefit of any Beneficiary; provided that for purposes of Excess Shares held in a trust pursuant to the fourth sentence of Section 4.97(f) hereof, "Trust" shall have the meaning assigned to it in the SplitCo Restated Certificate of Incorporation.~~

        ~~"Trustee" shall mean any Person, unaffiliated with both the Corporation and any Prohibited Owner (and, if different than the Prohibited Owner, the Person who would have had Beneficial Ownership of the Equity Stock that would have been owned of record by the Prohibited Owner), designated by the audit committee of the Board to act as trustee of the Trust, or any successor trustee thereof; provided that for purposes of Excess Shares held in a trust pursuant to the fourth sentence of Section 4.97(f) hereof, "Trustee" shall have the meaning assigned to it in the SplitCo Restated Certificate of Incorporation.~~

        "Underlying Securities" means, with respect to any class or series of Convertible Securities, the class or series of securities into which such class or series of Convertible Securities are directly or indirectly convertible, or for which such Convertible Securities are directly or indirectly exchangeable, or that such Convertible Securities evidence the right to purchase or otherwise receive, directly or indirectly.

        ~~"Volume Weighted Average Trading Price" means, with respect to any Trading Day, the weighted average of the reported per share prices at which transactions in the relevant Equity Stock (or SplitCo Equity Stock) are executed on the NASDAQ or other national securities exchange during such Trading Day (weighted based on the number of shares of the relevant Equity Stock or SplitCo Equity Stock traded), as such weighted average price appears on the Bloomberg screen "Volume at Price" page for such Equity Stock (or SplitCo Equity Stock).~~

        "Voting Securities" means the Class A Common Stock, Class B Common Stock and any series of Preferred Stock which by the terms of its Preferred Stock Designation is designated as a voting security, provided that each such series of Preferred Stock will be entitled to vote together with the other Voting Securities only as and to the extent expressly provided for in the applicable Preferred Stock Designation or as may be required under the laws of the State of Delaware.

ARTICLE XII

        Section 12.1    Amendment of By-Laws.

        ~~(a)~~   In furtherance and not in limitation of the powers conferred by the DGCL ~~and subject to Section 12.1(b) below~~, the Board is expressly authorized to adopt, amend or repeal the By-Laws at any meeting of the Board by the affirmative vote of a majority of the whole Board unless the By-Laws require a vote of a larger portion of the Board for the adoption, amendment or repeal of the By-Laws (or any provisions thereof) in which case the Board may adopt, amend or repeal such By-Laws (or such provisions thereof) only with such vote of a larger portion of the Board, or by taking action by unanimous written consent. ~~Subject to Section 12.1(b) below, the~~ The By-Laws may also be altered, amended or repealed at any meeting of stockholders, or at any special meeting of the holders of shares of stock entitled to vote thereon called by the Board for that purpose, by the affirmative vote of not less than a majority of the voting power of all outstanding shares of all classes and series of capital stock of the Corporation entitled to vote thereon, voting as a single class.

        ~~(b)   Notwithstanding Section 12.1(a) hereof and paragraph (a) of Article IX of the By-Laws, the definition of Qualifying Director (as defined in the By-Laws), Section 12 of Article II of the By-Laws and Section 6 of Article III of the By-Laws may be altered, amended or repealed only by (i) the approval of a majority of the whole Board (which must include the unanimous approval of the Qualifying Directors (as defined in the By-Laws) then serving on the Board) or (ii) the approval of the holders of a majority of the voting power of the outstanding shares of Class A Common Stock (other than shares held by the Malones); provided, however, that no such amendment by the Board pursuant to~~

~~the preceding clause (i) may be made prior to the third anniversary of the Merger Effective Time (as defined in the Merger Agreement); provided, further, that Section 12 of Article II of the By-Laws, Section 6 of Article III of the By-Laws and this Section 12.2 shall cease to be of any force or effect and shall be automatically repealed without any action on the part of the Corporation or the stockholders of the Corporation and replaced with the words "Intentionally Omitted" (and the Corporation will issue a public announcement of such occurrence) upon the earliest to occur of (x) such time as the Malones in the aggregate do not own shares of Class B Common Stock entitling them to vote at least 10% of the combined voting power of all outstanding shares of Class A Common Stock and Class B Common Stock, (y) the death of Mr. John C. Malone and (z) June 30, 2010, if the Judgment Effective Date has not occurred as of such date.~~

        Section 12.2    Amendment of Certificate of Incorporation.

        ~~Subject to compliance with Section 10.1, the~~ The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights, preferences and privileges conferred upon stockholders, directors or any other persons herein are granted subject to this reservation.

ARTICLE XIII

        Section 13.1    Forum for Adjudication of Disputes

        Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or other agent of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the ~~Delaware General Corporation Law~~ DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

ARTICLE ~~XIII~~XIV

        Section ~~13~~14.1    Severability.

        If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, in each case, subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

        IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be executed on its behalf by the undersigned authorized officer on April 28, 2011.

By:	Name: Title:

 Annex B

DIRECTV
(hereinafter called the "Corporation")

AMENDED AND RESTATED
BY-LAWS

ARTICLE I

STOCKHOLDERS

        Section 1. Notice of Stockholder Business and Nominations.

        (a)   Annual Meetings of Stockholders.

        (1)   Except as may be otherwise provided in the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") with respect to the right of holders of any class or series of preferred stock of the Corporation to nominate and elect a specified number of directors of the Corporation ("Directors") in certain circumstances, nominations of persons for election to the Board of Directors (the "Board") and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders of the Corporation (an "Annual Meeting") only (A) pursuant to the Corporation's notice of meeting (the "Notice of Meeting"), (B) by or at the direction of the Board or (C) by any stockholder of the Corporation who (i) was a stockholder of record at the time of giving of notice provided for in this Section 1 and at the time of the Annual Meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures set forth in this Section 1 as to such business or nomination. The provisions of clause (C) of this Section 1(a)(1) shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and included in the Corporation's Notice of Meeting) before an Annual Meeting.

        (2)   Without qualification, for any nominations or any other business to be properly brought before an Annual Meeting by a stockholder pursuant to Section 1(a)(1)(C) of this Article I, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation (the "Secretary") and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation or as specified in the proxy statement for the preceding year's Annual Meeting not earlier than the close of business on the 120th day prior to, and not later than the close of business on the 90th day prior to, the first anniversary of the preceding year's Annual Meeting; provided, however, that in the event that the date of the Annual Meeting is more than 30 days before, or more than 60 days after, such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of such Annual Meeting or, if the first public announcement of the date of such Annual Meeting is less than 100 days prior to the date of such Annual Meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an Annual Meeting or the announcement thereof commence a new time period for the giving of a stockholder's notice as described above. To be in proper form, a stockholder's notice (whether given pursuant to this Section 1(a)(2) or Section 1(b)) to the Secretary must:

          (A)  set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date):

              (i)  the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, if any,

             (ii)  the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner,

            (iii)  any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a "Derivative Instrument") directly or indirectly owned beneficially or otherwise held by such stockholder (or if such nomination or proposal is made on behalf of a beneficial owner, by such beneficial owner) and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of capital stock or other securities of the Corporation to which such stockholder (or if such nomination or proposal is made on behalf of a beneficial owner, such beneficial owner) is entitled by contract or otherwise,

            (iv)  any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder (or if such nomination or proposal is made on behalf of a beneficial owner, such beneficial owner) has a right to vote any shares of any capital stock or other securities of the Corporation,

             (v)  any short interest in any capital stock or other security of the Corporation directly or indirectly owned beneficially or otherwise held by such stockholder (or if such nomination or proposal is made on behalf of a beneficial owner, by such beneficial owner) (for purposes of this Article I a person shall be deemed to have a short interest in capital stock or another security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject capital stock or other security),

            (vi)  any rights to dividends on the shares of capital stock of the Corporation directly or indirectly owned beneficially or otherwise held by such stockholder (or if such nomination or proposal is made on behalf of a beneficial owner, by such beneficial owner) that are separated or separable from the underlying shares of capital stock of the Corporation,

           (vii)  any proportionate interest in shares of capital stock of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership, or limited liability company in which such stockholder (or if such nomination or proposal is made on behalf of a beneficial owner, such beneficial owner) is a general partner or manager or, directly or indirectly, beneficially owns an interest in a general partner or manager,

          (viii)  any performance-related fees (other than an asset-based fee) to which such stockholder (or if such nomination or proposal is made on behalf of a beneficial owner, such beneficial owner) is entitled based on any increase or decrease in the value of shares of capital stock or other securities of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder's (or such beneficial owner's) immediate family sharing the same household, and

            (ix)  any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is made, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

          (B)  if the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, set forth

              (i)  (a) a brief description of the business desired to be brought before the meeting, (b) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the By-Laws of the Corporation, the language of the proposed amendment), (c) the reasons for conducting such business at the meeting, and (d) any direct or indirect interest of such stockholder and beneficial owner, if any, on whose behalf the proposal is made, in such business, and

             (ii)  a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, on whose behalf the proposal is made, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder;

          (C)  set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board

              (i)  all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and

             (ii)  a description of all direct and indirect compensation and other monetary agreements, arrangements and understandings during the past three years, and any other direct or indirect relationships, between or among such stockholder and beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the "registrant" for purposes of such rule and the nominee were a director or executive officer of such registrant; and

            (iii)  any other information required to determine whether the person is an Independent Director ~~or, if applicable, a Qualifying Director (each~~ (as defined in Section 2 of Article II); and

          (D)  with respect to each nominee for election or reelection to the Board, include a completed and signed questionnaire, representation and agreement required by Section 2 of this Article I. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine (i) the eligibility of such proposed nominee to serve as a director of the Corporation, and (ii) whether such proposed nominee qualifies as ~~a Qualifying Director or~~ an Independent Director or "audit committee financial expert" under applicable securities law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the Corporation, and such other information as could be material to a reasonable stockholder's understanding of the qualifications or independence, or lack thereof, of such nominee.

        (3)   Notwithstanding anything in the second sentence of Section 1(a)(2) of this Article I to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year's Annual Meeting, a stockholder's notice required by this Article I shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

        (b)   Special Meetings of Stockholders.

        ~~(b)~~(1)  The only business that shall be conducted at a special meeting of stockholders is the business that shall have been brought before the meeting pursuant to the Corporation's Notice of Meeting. Except as may be otherwise provided in the Certificate of Incorporation with respect to the right of holders of any class or series of preferred stock of the Corporation to nominate and elect a specified number of Directors in certain circumstances, nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's Notice of Meeting only (A) by or at the direction of the Board or (B) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (i) is a stockholder of record at the time of giving of notice provided for in this Section 1(b) and at the time of the special meeting, (ii) is entitled to vote at the meeting, and (iii) complies with the notice procedures set forth in this Section 1(b) as to such nomination. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's Notice of Meeting, if the stockholder's notice in the same form required by Section 1(a)(2) of Article I with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 2 of Article I) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

        (2)   Subject to the provisions of this Section 3(b), a special meeting of stockholders shall be called by a majority of the entire Board, or a Committee delegated such authority by the Board, in accordance with this paragraph, following receipt by the Secretary of the Corporation of a written request for a special meeting (a "Special Meeting Request") from the record holders of shares representing at least twenty-five percent (25%) of the combined voting power of the then outstanding shares of all classes and series of stock of the Corporation entitled generally to vote in the election of directors of the Corporation, voting as a single class (the "Requisite Holders"), if such Special Meeting Request complies with the requirements of this Section 1(b) and all other applicable sections of these By-laws. The Board shall determine whether all requirements set forth in these By-laws have been satisfied and such determination shall be binding on the Corporation and its stockholders. If a Special Meeting Request is made that complies with this Section 1(b) and all other applicable sections of these By-laws, the Board may (in lieu of calling the special meeting requested in such Special Meeting Request) present an identical or substantially similar item (a "Similar Item") for stockholder approval at any other meeting of stockholders that is held within 120 days after the Corporation receives such Special Meeting Request. A Special Meeting Request must be delivered by hand or by mail by registered U.S. mail or courier service, postage prepaid, to the attention of the Secretary of the Corporation during regular business hours.

        (3)   A Special Meeting Request shall only be valid if it is signed and dated by each of the Requisite Holders or its duly authorized agent and include: (i) a statement of the specific purpose(s) of the special meeting, the matter(s) proposed to be acted on at the special meeting and the reasons for conducting such business at the special meeting; (ii) the text of any proposed amendment to the By-laws to be considered at the special meeting; (iii) the name and address, as they appear on the Corporation's books, of each stockholder of record signing such request, the date of each such stockholder's signature and the name and address of any beneficial owner on whose behalf such request is made; (iv) the class or series and number of shares of the Corporation that are owned of record or beneficially by each such stockholder and any such beneficial owner and documentary evidence of such record or beneficial ownership; (v) any material interest of each stockholder or any such beneficial owner in the business proposed to be conducted at the special meeting; (vi) a representation that the stockholders and such beneficial owners submitting the Special Meeting Request intend to appear in person or by proxy at the special meeting to present the proposal(s) or business to be brought before the special meeting; (vii) if any stockholder submitting the Special Meeting Request intends to solicit proxies with respect to the stockholders' proposal(s) or business to be presented at the special meeting, a representation to that effect; (viii) all information relating to each stockholder signing the Special Meeting Request that must be disclosed in solicitations for proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation l4A under the Securities Exchange Act of 1934, as amended; and (ix) if the purpose of the special meeting includes the election of one or more directors, all the information such stockholder or stockholders would be required to include in a notice delivered to the Corporation pursuant to Section 1(a)(2) of Article I.

        (4)   In addition, a Special Meeting Request shall not be valid if: (i) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law; (ii) the Special Meeting Request is received by the Corporation during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting; (iii) an identical or substantially similar item (a "Similar Item") was presented at any meeting of stockholders held within 120 days prior to receipt by the Corporation of such Special Meeting Request (and, for purposes of this clause (iii), the election of directors shall be deemed a Similar Item with respect to all items of business involving the election or removal of directors); (iv) a Similar Item is included in the Corporation's notice as an item of business to be brought before a stockholder meeting that has been called but not yet held; or (v) such Special Meeting Request was made in a manner that involved a violation of Regulation l4A under the Securities Exchange Act of 1934, as amended, or other applicable law. Stockholders may revoke a Special Meeting Request by written revocation delivered to the Corporation at any time prior to the special meeting; provided. however, the Board shall have the discretion to determine whether or not to proceed with the special meeting.

        (5)   If none of the stockholders who submitted the Special Meeting Request for a special meeting of stockholders appears or sends a qualified representative to present the proposal(s) or business submitted by the stockholders for consideration at the special meeting, the Corporation need not present such proposal(s) or business for a vote at such meeting.~~No other person or persons may call a special meeting of stockholders except as may be provided in the Certificate of Incorporation, as amended from time to time.~~

        ~~(1)~~(6)  The foregoing notwithstanding, unless otherwise provided in the Certificate of Incorporation, whenever the holders of any one or more outstanding series of preferred stock shall have the right, voting separately by class or by series, as applicable, to elect Directors at any Annual Meeting or special meeting of stockholders, the calling of special meetings of the holders of such class or series shall be governed by the terms of the applicable resolution or resolutions of the Board establishing such series of preferred stock pursuant to the Certificate of Incorporation.

        (c)   In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a stockholder's notice as described above in Section 1(b) of Article I.

        (d)   General.

        (1)   Only such persons who are nominated in accordance with the procedures set forth in this Article I shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Article I. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Article I and, if any proposed nomination or business is not in compliance with this Article I, to declare that such defective proposal or nomination shall be disregarded. Notwithstanding the foregoing provisions of this Article I, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall, if so determined by the chairman of the meeting, be disregarded and such proposed business shall, if so determined by the chairman of the meeting, not be transacted, notwithstanding that proxies in respect of such nomination or proposed business may have been received by the Corporation. For purposes of this Section 1(d)(1), to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

        (2)   For purposes of this Article I, "public announcement" shall mean disclosure in a (x) press release reported by the Dow Jones News Service, Associated Press or a comparable national news service, (y) press release posted in the "Press Releases" section of the Corporation's website or (z) document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

        (3)   Notwithstanding the foregoing provisions of this Article I, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Article I; provided, however, that any references in these By-Laws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 1(a)(1)(C) or Section 1(b) of this Article I. Nothing in this By-Law shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of preferred stock if and to the extent provided for under law, the Certificate of Incorporation or these By-Laws. Nothing in this By-Law shall be deemed to confer upon any stockholder a right to have a nominee or any proposed business included in the Corporation's proxy statement.

        Section 2. Submission of Questionnaire, Representation and Agreement.

        To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in respect of directors of the Corporation nominated by stockholders in accordance with the time periods prescribed for delivery of notice under Section 1 of this Article I) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a Director, with such person's fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed therein, and (C) in such person's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a Director, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

        Section 3. Notice of Meetings; Adjournment.

        Except as otherwise provided herein or required by "applicable law" (meaning, here and hereinafter, as required from time to time by the General Corporation Law of the State of Delaware (the "DGCL")) or the Certificate of Incorporation, written notice of the place, if any (or the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person), date, and time of all meetings of the stockholders and, in the case of a special meeting of stockholders, the purpose or purposes for which such meeting is called shall be given by notice addressed to each stockholder of the Corporation entitled to vote at such meeting not less than 10 nor more than 60 days before the date on which the meeting is to be held. Notice may be given personally, by mail or by electronic transmission in accordance with Section 232 of the DGCL. If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to each stockholder at such stockholder's address appearing on the records of the Corporation or given by the stockholder for such purpose. Notice by electronic transmission shall be deemed given as provided in Section 232 of the DGCL. An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the Secretary, Assistant Secretary or any transfer agent of the Corporation giving the notice, shall be prima facie evidence of the giving of such notice or report. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the "householding" rules set forth in Rule 14a-3(e) under the Exchange Act and Section 233 of the DGCL.

        Any meeting may be adjourned from time to time, whether or not there is a quorum, either (i) in the discretion of the chairman of the meeting (including, without limitation, where necessary to tabulate any vote the tabulation of which is necessary for the continued conduct of the meeting) or (ii) by vote of the holders of a majority of the voting power of the shares of stock present at the meeting and entitled to vote on the subject matter of such meeting.

        When a meeting is adjourned to another date, time or place, if any, notice need not be given of the adjourned meeting if the date, time and place, if any (and the means of remote communication, if any, by which stockholders and proxy holders of the Corporation may be deemed to be present in person at such adjourned meeting), thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the date, time and place of the adjourned meeting shall be given in conformity herewith to each stockholder of the Corporation of record entitled to vote at the adjourned meeting.

At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

        Section 4. Quorum.

        At any meeting of the stockholders, the holders of a majority of all of the outstanding shares of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by these By-Laws, the Certificate of Incorporation or by applicable law. Broker non-votes and abstentions are considered for purposes of establishing a quorum but shall not be considered as votes cast for or against a proposal or director nominee. Where a separate vote by a class or classes or series is required by law or by the Certificate of Incorporation, a majority of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter. Shares of capital stock of the Corporation held of record or beneficially by the Corporation or by another entity, if a majority of the voting power or economic interest of such other entity is held, directly or indirectly, by the Corporation, shall neither be entitled to vote at a meeting of stockholders of the Corporation nor be counted for quorum purposes on any matter brought before the meeting; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

        If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting from time to time, without notice other than by announcement to the meeting, to another date, place, if any, and time until a quorum shall be present.

        Section 5. Organization.

        The Chairman of the Board of the Corporation, or, in his or her absence, such person as the Board may have designated or, in the absence of such a person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or represented by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. The Secretary, or if he or she is not present, any Assistant Secretary, or in the absence of any Assistant Secretary, any person the chairman of the meeting appoints shall act as the secretary of the meeting and keep a record of the proceedings thereof.

        Section 6. Place of Meeting.

        Meetings of the stockholders for the election of Directors or for any other purpose shall be held at such time and place, if any (or by means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person), either within or outside the State of Delaware, as shall be designated from time to time by the Board and stated in the notice of the meeting.

        Section 7. Conduct of Business.

        The Board may adopt by resolution such rules and regulations for the conduct of meetings as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairman of the meeting shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman of the meeting, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted to questions or comments by participants; and (vi) the date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting. The chairman of the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such chairman should so determine, such chairman shall so declare to the meeting, and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

        Section 8. Proxies and Voting.

        At any meeting of the stockholders where a quorum is present, every stockholder entitled to vote at such meeting of stockholders may vote in person or by proxy authorized by an instrument in writing or by an electronic transmission permitted by law filed in accordance with the procedure established for the meeting. Unless otherwise provided in the Certificate of Incorporation, each stockholder present in person or represented by proxy at a meeting of stockholders shall be entitled to cast one vote for each share of capital stock entitled to vote thereat held by such stockholder. If the Certificate of Incorporation provides for the issuance of any class or series of stock which is convertible into any other class or series of stock, as a condition to counting the votes cast by any holder of shares at any annual or special meeting of stockholders, the Board or a duly authorized committee thereof, in its discretion, may require the holder of any shares to furnish such affidavits or other proof as the Board or such committee deems necessary and advisable to determine whether such shares have been converted pursuant to the terms governing the issuance and conversion of such shares in the Certificate of Incorporation. Any copy, facsimile telecommunication or other reliable reproduction of the writing or electronic transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or electronic transmission for any and all purposes for which the original writing or electronic transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or electronic transmission. All voting, except as may be required by applicable law or otherwise determined by the chairman of the meeting, including voting for the election of Directors, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or by his or her proxy, or upon resolution by the Board in its discretion or by action of the chairman of the meeting, in his or her discretion, a stock vote may be taken. Every stock vote shall be taken by written ballots, each of which shall state the name of the stockholder or proxy holder voting and such other information as may be required under the procedure established for the meeting. Unless otherwise specified by the Certificate of Incorporation, these By-Laws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities,  ~~(i)~~ at all meetings of stockholders for the election of Directors at which a quorum is present, the vote required for election of a director by the stockholders shall, except in a contested election as defined herein, be the affirmative vote of a majority of the votes cast in favor of or against the election of a nominee at a meeting of stockholders. Abstentions and broker non-votes shall not be counted as votes cast. A direction to "withhold authority" with respect to a nominee shall be treated as a vote cast against the election of such nominee. If an election is contested, a plurality of the votes properly cast for election to any office shall elect to such office. An election shall be contested if, as determined by the Board, (i) a stockholder has nominated a person(s) for election to the Board in compliance with the requirements for stockholder nominees for director set forth in Section 1 of Article I of the Corporation's By-Laws, and (ii) such nomination has not been withdrawn by such stockholder on or prior to the day prior to the date the Corporation first mails its notice of meeting. ~~a plurality of the votes cast by the holders of stock represented in person or by proxy and entitled to vote shall be sufficient, and (ii) a~~Any other question brought before any meeting of stockholders at which a quorum is present shall be determined by ~~the~~ a majority of votes cast ~~affirmatively by the holders of a majority of the voting power represented in person or by proxy and entitled to vote thereon~~at such meeting.

        Section 9. Stock List.

        The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, at least ten days prior to the meeting, (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the Notice of Meeting, or (ii) during ordinary business hours at the principal place of business of the Corporation. The list shall also be produced and kept at the time and place, if any, of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present. Except as otherwise provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 9 or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

        Section 10. Inspector of Elections.

        Before any meeting of stockholders, the Board shall appoint one or more inspectors to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

        The inspectors shall, in accordance with these By-Laws, the Certificate of Incorporation and Section 231 of the DGCL, ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination made by the inspectors, and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.

        The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. In determining the validity and counting of proxies and ballots, the inspectors shall act in accordance with applicable law.

ARTICLE II

BOARD OF DIRECTORS

        Section 1. Number, Election and Term of Directors.

        Except as otherwise provided in the Certificate of Incorporation (including any provisions of the Certificate of Incorporation relating to the rights of the holders of any class or series of preferred stock), the number of Directors of the Corporation shall be fixed from time to time exclusively by resolution adopted by a majority of the entire Board~~, but the number of Directors shall initially be eleven (11). Notwithstanding the foregoing, any increase to the number of Directors of the Corporation in excess of twelve (12) Directors that would become effective prior to the first annual meeting of the stockholders of the Corporation occurring after the Merger Effective Time shall require the affirmative vote of not less than 80% of the Directors then serving on the Board, with any fractional number being~~

~~rounded up to the next whole number.~~. Directors need not be stockholders. ~~Directors shall (except as hereinafter provided~~ The vote required for ~~the filling of vacancies or newly-created directorships) be elected~~ election of a Director by the ~~holders of the shares of stock entitled to vote thereon, by a plurality vote thereof,~~stockholders shall, except in a contested election, be the affirmative vote of a majority of the votes cast in favor of or against the election of a nominee at ~~the Annual Meeting or at any special~~a meeting of stockholders ~~(solely to the extent permitted by and in the manner~~. If an election is contested, a plurality of the votes properly cast for election to any office shall be sufficient to elect such nominee to such office. An election shall be contested if, as determined by the Board, (i) a stockholder has nominated a person(s) for election to the Board in compliance with the requirements for stockholder nominees for director set forth in Section 1~~(b) above).~~ of Article I of these By-Laws, and (ii) such nomination has not been withdrawn by such stockholder on or prior to the day prior to the date the Corporation first mails its notice of meeting. Except as otherwise provided in the Certificate of Incorporation, ~~Each~~each Director ~~so~~ elected shall hold office until the next Annual Meeting and such Director's successor is duly elected and qualified, or until such Director's death, or until such Director's earlier disqualification, resignation, retirement or removal.

        Section 2. ~~Section 2.~~ Any nominee for director in a non-contested election who does not receive the affirmative vote of a majority of the votes cast in favor of the election of a nominee at a stockholder meeting must, promptly following certification of the stockholder vote, tender his or her resignation from the Board and all committees thereof. The Nominating and Corporate Governance Committee shall assess the appropriateness of such nominee continuing to serve as a director and shall recommend to the Board the action to be taken with respect to such tendered resignation. Any director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating and Corporate Governance Committee recommendation or Board action regarding whether to accept the resignation offer. In reaching its decision, the Board may consider any factors it deems relevant, including the director's qualifications, the director's past and expected future contributions to the Company, the overall composition of the Board and whether accepting the tendered resignation would cause the Company to fail to meet any applicable rule or regulation (including NASDAQ listing requirements and federal securities laws). The Board will act on the tendered resignation, and publicly disclose its decision and rationale, within 120 days following certification of the stockholder vote.

        If any nominee fails to tender his or her resignation as required pursuant to the provisions of this Section 2 of Article II, the Nominating and Corporate Governance Committee shall nonetheless assess the appropriateness of such nominee continuing to serve as a director and shall recommend to the Board the action to be taken with respect to such nominee. Should the Board determine that it would have accepted the resignation of the nominee if it had been provided as required by the provisions hereof, then the term of the nominee shall be deemed to expire on the day that is 120 days following certification of the shareholder vote and the Board will publicly disclose its decision and rationale, within 120 days following certification of the stockholder vote.

        If each member of the Nominating and Corporate Governance Committee fails to receive the required vote in favor of his or her election in the same election, then those independent directors who did receive the required vote shall consider the resignation offers and recommend to the Board whether to accept them.

        ~~Section 2.~~Section 3. Certain Definitions.

        For the purposes of these By-Laws:

        "Affiliate" with respect to any person shall mean any other person who, directly or indirectly, controls, is controlled by or is under common control with such person.

        "Beneficially Owns" (and variations thereof) shall have the same meaning as under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder (or any successor provision of law).

        "Employee Director" means a Director who, at the time of taking office as a Director, is an employee of the Corporation or any Subsidiary of the Corporation.

        "Independent Director" means a director who qualifies as an "independent director" under the rules and regulations of the NASDAQ Stock Market or the applicable primary stock exchange on which the Corporation's equity securities are listed in effect from time to time~~, and under such rules and regulations as may be established by the Nominating and Corporate Governance Committee of the Board from time to time~~.

        ~~"Merger Agreement" means the Merger Agreement, dated as of May 3, 2009, as it may be amended from time to time, by and among Liberty Media Corporation, Liberty Entertainment, Inc., The DIRECTV Group, Inc., the Corporation, DTVG One, Inc. and DTVG Two, Inc.~~

        ~~"Merger Effective Time" has the meaning given to such term in the Merger Agreement.~~

        ~~"Qualifying Director" means a director who:~~

          ~~A.    Is not currently, and within the last five years has not been, employed by the Corporation or by a Corporation Affiliate.~~

          ~~B.    Has not received during any 12-month period in the last three years more than $50,000 in direct compensation from the Corporation or from a Corporation Affiliate, exclusive of:~~

                ~~i.  Director and committee fees, including bona fide expense reimbursements.~~

               ~~ii.  Payments arising solely from investments in the Corporation's or such Corporation Affiliate's securities.~~

              ~~iii.  Payments in respect of a pension or other form of deferred compensation for prior service, provided that such payments are pursuant to plans or arrangements of the Corporation or such Corporation Affiliate generally available to similarly situated personnel.~~

          ~~C.    Is neither currently employed as an executive officer, nor is an Affiliate, of a company that provides professional, advisory or consulting services to the Corporation or to a Corporation Affiliate that has received more than $250,000 from the Corporation or such Corporation Affiliate during any 12-month period in the last two years.~~

          ~~D.    Is neither currently employed as an executive officer, nor is an Affiliate, of (i) a customer or supplier of the Corporation or a customer or supplier of a Corporation Affiliate that has made payments to, or received payments from, the Corporation or such Corporation Affiliate that exceed the greater of $200,000 or 1% of such other company's consolidated gross revenues in the most recent full fiscal year or (ii) a debtor or creditor of the Corporation or a debtor or creditor of a Corporation Affiliate where the amount owed to or by the Corporation or such Corporation Affiliate exceeds the greater of $200,000 or 1% of such company's assets, determined at the end of the most recently completed fiscal year of such other company.~~

          ~~E.    Is neither currently employed as an executive officer nor an Affiliate of a not-for-profit entity (including charitable organizations) that receives annual contributions from the Corporation or from a Corporation Affiliate that exceed $200,000.~~

          ~~F.     Is not, and for the past five years has not been, an executive officer of a for-profit company in which the Chief Executive Officer or another executive officer of the Corporation serves on the board.~~

          ~~G.    Is not an immediate family member of an individual who has had any of the relationships described above within the time periods described above.~~

        ~~Solely for purposes of the foregoing definition of "Qualifying Director," (i) a person shall be considered an "Affiliate" of another person if such first person exercises a controlling influence over the management or policies of such other person, whether through the ownership of securities, by contract or otherwise, and any person who beneficially owns, directly or indirectly, at least twenty percent (20%) or more of the voting interests of such other person is an Affiliate of such other person unless at such time another person or group of persons acting in concert owns in excess of fifty percent (50%) of the voting interests of such other person; (ii) "Corporation Affiliate" means a person that is currently or was at any time during the prior twenty-four months an Affiliate of the Corporation or of The DIRECTV Group, Inc.; (iii) "immediate family member" means an individual's spouse, parent and any person who shares an individual's home; and (iv) "executive officer" shall have the meaning ascribed thereto under the Exchange Act. In determining whether any individual is a Qualifying Director under the foregoing definition (a) the Corporation shall be entitled to rely on information provided by such individual to the Corporation; and (b) the determination of a majority of the Qualifying Directors (other than such individual) shall be presumed to be valid.~~

        "Subsidiary" with respect to a Person, means any corporation, limited liability company, partnership, trust or unincorporated organization of which such Person owns, directly or indirectly, 50% or more of the outstanding stock or other equity interests, the holders of which are entitled to vote for the election of the Board or others performing similar functions with respect to such corporation, limited liability company, partnership, trust or unincorporated organization.

        "Voting Securities" means the Class A common stock, par value $0.01 per share, and the Class B common stock, par value $0.01 per share, of the Corporation and any shares of capital stock of the Corporation entitled to vote generally in the election of Directors. A stated percentage of the Voting Securities shall mean a number of shares of the Voting Securities as shall equal in voting power that stated percentage of the total voting power of the then outstanding shares of Voting Securities entitled to vote in the election of Directors.

        ~~Section 3.~~Section 4. Newly Created Directorships and Board Vacancies.

        Subject to applicable law and except as otherwise provided for or fixed by or pursuant to the Certificate of Incorporation relating to the rights of the holders of any class or series of preferred stock with respect to such class or series of preferred stock, newly created Directorships resulting from any increase in the authorized number of Directors ~~or, subject to Section 11(b) of this Article II below~~, any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause between meetings of stockholders shall be filled only by the affirmative vote of a majority of all of the Directors then in office, even if less than a quorum, or a duly appointed committee of the Board or in such other manner as may be determined by the Board, but in any event not by the stockholders. ~~Notwithstanding the foregoing, in the event that the Additional Director (as defined in the Merger Agreement) is not serving as a member of the board of directors of The DIRECTV Group, Inc. immediately prior to the Merger Effective Time, then the first individual (the "New Additional Director") appointed by the Board to serve as an independent Director (for NASDAQ purposes) following the Merger Effective Time (other than any person appointed to replace a person who was serving as a member of the board of directors of The DIRECTV Group, Inc. on May 3, 2009) shall require the affirmative vote of not less than 80% of the Directors then serving on the Board, with any fractional number being rounded up to the next whole number.~~ Directors so chosen shall hold office until such Director's successor shall have been duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal from office in accordance with the Certificate of Incorporation, these By-Laws, or any applicable law or pursuant to an order of a court.

No decrease in the number of authorized Directors constituting the entire Board shall shorten the term of any incumbent Director.

        ~~Section 4.~~Section 5. Regular Meetings.

        A meeting of the Board shall be held after the Annual Meeting of the stockholders and regular meetings of the Board shall be held at such place or places, if any, on such date or dates, and at such time or times as shall have been established by the Board and publicized among all Directors. Meetings may be held either within or outside the State of Delaware. A notice of each regular meeting shall not be required.

        ~~Section 5.~~Section 6. Special Meetings.

        Special meetings of the Board may be called by the Chairman of the Board, by the Vice Chairman, by the President or by two or more Directors then in office and shall be held at such place, if any, on such date, and at such time as they or he or she shall fix. Special meetings of the Board may be held either within or outside the State of Delaware. Notice thereof, stating the place, if any, date and time of each such special meeting shall be given to each Director by whom it is not waived by mailing written notice not less than four (4) days before the meeting or personally by telephone, or by other means of electronic transmission of notice, not less than 12 hours before the meeting or on such shorter notice as the person or persons calling the meeting may deem necessary and appropriate under the circumstances. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

        ~~Section 6.~~Section 7. Quorum and Voting.

        Except as may be otherwise provided by applicable law, the Certificate of Incorporation or these By-Laws, at all meetings of the Board, a majority of the entire Board shall constitute a quorum for the transaction of business. The act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board~~, except as otherwise provided in these By-Laws (including, without limitation, the second sentence of Section 1 of Article II, the second sentence of Section 3 of Article II, the second sentence of Section 2 of Article IV and the second sentence of Sub-section (a) of Article IX) or required by applicable law.~~. The Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

        ~~Section 7.~~Section 8. Participation in Meetings by Conference Telephone.

        Members of the Board, or of any committee thereof, may participate in and act at a meeting of such Board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

        ~~Section 8.~~Section 9. Conduct of Business; Action by Written Consent.

        At any meeting of the Board, or of any committee thereof, business shall be transacted in such manner as the Board or such committee may from time to time determine and all matters shall be determined by the vote of a majority of the Directors present, except as otherwise provided herein or required by applicable law. The Board, or any committee thereof, may take action without a meeting if all members thereof consent thereto in writing or writings (or electronic transmission or transmissions), and the writing or writings (or electronic transmission or transmissions) are filed with the minutes of proceedings of the Board or of such committee.

        ~~Section 9.~~Section 10. Powers.

        The property, business and affairs of the Corporation shall be managed by or under the direction of the Board which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by applicable law or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders of the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

          (1)   To declare dividends from time to time in accordance with law;

          (2)   To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

          (3)   To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

          (4)   To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

          (5)   To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

          ~~(5)~~(6)  To adopt from time to time such stock option, stock purchase, bonus or other compensation plans for Directors, officers, employees and agents of the Corporation and its Subsidiaries as it may determine;

          ~~(6)~~(7)  To adopt from time to time such insurance, retirement, and other benefit plans for Directors, officers, employees and agents of the Corporation and its Subsidiaries as it may determine; and

          ~~(7)~~(8)  To adopt from time to time regulations, not inconsistent with these By-Laws, for the management of the Corporation's business and affairs.

        ~~Section 10.~~Section 11. Compensation of Directors.

        Unless otherwise restricted by the Certificate of Incorporation, the Board shall have the authority to fix the compensation of the Directors. The Directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or paid a stated salary or paid other compensation as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

        ~~Section 11. Removal; Employee Director Disqualification.~~

        ~~Any Director may be removed from office in accordance with the provisions of Section 6.34 of Article VI of the Certificate of Incorporation.~~

        ~~Section 12. Majority of Qualifying Directors.~~

        ~~The Board shall consist of at least a majority of Qualifying Directors.~~

 ARTICLE III

COMMITTEES

        Section 1. Committees of the Board.

        (a)   The Board may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a Director or Directors to serve as the member or members, designating, if it desires, other Directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board to act at the meeting in the place of the absent or disqualified member. Notwithstanding the foregoing provisions of this Section if either (A) required by the applicable rules and regulations of the NASDAQ Stock Market or the Securities and Exchange Commission (in each case, as may be amended from time to time) or (B) under the Certificate of Incorporation the Board is required to consist of a majority of Independent Directors, then for so long as the conditions in clauses (A) or (B) above are satisfied, the Standing Committees (as defined herein), shall at all such times consist solely of Independent Directors, except as otherwise provided by these By-Laws. Without limiting the foregoing, the Board shall designate the following committees (the "Standing Committees"): Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee.

        Section 2. Conduct of Business.

        Any committee, to the extent permitted by applicable law and provided in these By-Laws or in the resolutions establishing the authority of such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation (including the power and authority to designate other committees of the Board). The Board shall have the power to prescribe the manner in which proceedings of any such committee shall be conducted. In the absence of any such prescription, such committee shall have the power to prescribe the manner in which its proceedings shall be conducted. Unless the Board or such committee shall otherwise provide, regular and special meetings and other actions of any such committee shall be governed by the provisions of Article II applicable to meetings and actions of the Board. Each committee shall keep regular minutes and report to the Board when required.

        Section 3. Section 3. Audit Committee.

        (a)   The Audit Committee shall be composed of three or more Directors. Each member of the Audit Committee shall meet the independence standards set forth in the Corporation's Audit Committee Charter.

        (b)   The Audit Committee shall have such powers and authority as necessary to carry out the responsibilities as shall be set forth in the Corporation's Audit Committee Charter and shall have such other responsibilities, and such other powers and authority, as may be determined by the Board. Among the duties and responsibilities of the Audit Committee are the following: to select the independent auditors, to review and approve the fees to be paid to the independent auditors, to assess the adequacy of the audit and accounting procedures of the Corporation, and such other matters as may be set forth in the Audit Committee Charter, delegated to it by the Board or required by law or regulation. The Audit Committee shall periodically meet with representatives of the independent auditors and with the internal auditor of the Corporation separately or jointly. In performing its duties the Audit Committee may retain such professionals as it deems necessary and appropriate.

        Section 4. Compensation Committee.

        The Compensation Committee shall be composed of ~~no less than~~ three ~~and no more than four~~or more Directors~~; provided that at least one of the initial members of the Compensation Committee is a Splitco Designee (as defined in the Merger Agreement) who qualifies as an independent director of the Corporation for NASDAQ purposes; and provided, further, that, if the Additional Director or the New Additional Director is then serving as a Director, then the Compensation Committee may instead be composed of five members, and such Additional Director or New Additional Director, as applicable, shall be appointed to serve as the fifth member of such committee.~~. Each member of the Compensation Committee shall meet the independence standards set forth in the Corporation's Compensation Committee Charter.

        (a)   The Compensation Committee shall have the power and authority to approve, adopt and implement the incentive, stock option and similar plans of the Corporation and its Subsidiaries. The Compensation Committee shall have the power to approve, disapprove, modify or amend all plans designed and intended to provide compensation primarily for Board-elected officers of the Corporation. The Compensation Committee shall review, fix and determine from time to time the salaries and other remunerations of all officers of the Corporation.

        (b)   The Compensation Committee shall have such powers and authority as necessary to carry out the foregoing responsibilities and shall have such other responsibilities, and such other powers and authority, as may be determined by the Board.

        (c)   The Compensation Committee may have additional responsibilities as shall be set forth in the Compensation Committee Charter from time to time.

        Section 5. Nominating and Corporate Governance Committee.

        (a)   The Nominating and Corporate Governance Committee shall be composed of ~~no less than~~ three ~~and no more than four~~or more Directors~~; provided that at least one of the initial members of the Nominating and Corporate Governance Committee is a Splitco Designee (as defined in the Merger Agreement) who qualifies as an independent director of the Corporation for NASDAQ purposes; and provided, further, that, if the Additional Director or the New Additional Director is then serving as a Director, then the Nominating and Corporate Governance Committee may instead be composed of five members, and such Additional Director or New Additional Director, as applicable, shall be appointed to serve as the fifth member of such committee~~. The Nominating and Corporate Governance Committee shall have the full and exclusive power and authority to evaluate Director candidates for election to the Board and committees of the Board, to nominate Directors for election to the Board at any annual or special meeting of stockholders. The Committee shall also be responsible for matters related to service on the Board and associated issues of corporate governance.

        (b)   The Nominating and Corporate Governance Committee shall have such powers and authority as necessary to carry out the foregoing responsibilities and shall have such other responsibilities, and such other powers and authority, as may be determined by the Board.

        (c)   The Nominating and Corporate Governance Committee may have additional responsibilities as shall be set forth in the Nominating and Corporate Governance Committee Charter from time to time.

        ~~Section 6. Qualifying Director Composition of Committees.~~

        ~~(a)   In addition to the standards set forth above in Section 3 and Section 4, at least fifty percent (50%) of the members of each of the Audit Committee and the Compensation Committee shall be Qualifying Directors.~~

        ~~(b)   From time to time the Board may, in its discretion, designate and establish a special transaction committee of the Board for the purpose of evaluating a change of control transaction proposal received by the Corporation (it being understood that the Board shall be responsible for determining whether a special transaction committee should be established in any given instance). In the event the Board designates and establishes such a special transaction committee, at least fifty percent (50%) of the members of such committee shall be Qualifying Directors.~~

ARTICLE IV

OFFICERS

        Section 1. General.

        The officers of the Corporation shall be elected by the Board and shall be a Chairman of the Board (who must be a Director), a President, a Secretary and a Treasurer. The Board, in its sole discretion, may also choose one or more Vice Chairmen, Senior Executive Vice Presidents, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The Board may, from time to time, delegate the powers or duties of any officer to any other officers or agents, notwithstanding any contrary provision hereof. In addition, the Board may delegate to any officer of the Corporation the power to appoint, remove and suspend subordinate officers (other than the Chairman of the Board, any Vice Chairman, the President, the Secretary, and the Treasurer), employees and agents.

        Section 2. Election; Removal.

        The Board shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time solely by the Board, which determination may be by resolution of the Board or in any By-Law provisions duly adopted or approved by the Board and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. ~~Notwithstanding the foregoing, the affirmative vote of not less than 80% of the number of Directors then serving on the Board, with any fractional number being rounded up to the next whole number, shall be required to fill the vacancy in the office of President and Chief Executive Officer of the Corporation created by the resignation of Mr. Chase Carey (and without regard to the appointment of Mr. Larry D. Hunter as interim Chief Executive Officer).~~ The salaries of the officers elected by the Board shall be fixed from time to time by the Board or the Compensation Committee or by such officers as may be designated by resolution of the Board or action of the Compensation Committee. Any officer, whether or not elected or appointed by the Board, may be removed at any time by the Board with or without cause. Except to the extent expressly delegated by the Board as permitted by Section 1 of this Article IV, only the Board may fill any vacancy occurring in any office of the Corporation.

        Section 3. Chairman of the Board.

        The Chairman of the Board may but need not be an officer of the Corporation and shall, if present, preside at all meetings of the Board and of stockholders (unless the Board designates another person) and, except where by applicable law the signature of the President is required, the Chairman of the Board shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board. The Chairman of the Board shall also perform such other duties and may exercise such other powers as may from time to time be assigned by these By-Laws or by the Board.

        Section 4. Vice Chairman of the Board.

        The Vice Chairman, if such is appointed by the Board, shall report and be responsible to the Chairman of the Board or, if the Board so directs, the President and Chief Executive Officer. The Vice

Chairman shall have such powers and perform such duties as from time to time may be assigned or delegated to him or her by the Board or are incident to the office of Vice Chairman. During the absence, disability, or at the request of the Chairman of the Board, a Vice Chairman shall perform the duties and exercise the powers of the Chairman of the Board. In the absence or disability of both the Vice Chairman and the Chairman of the Board, the President or another person designated by the Board shall perform the duties and exercise the powers of the Vice Chairman, and unless otherwise determined by the Board, the duties and powers of the Chairman.

        Section 5. Chief Executive Officer.

        The Chief Executive Officer (who may also be Chairman of the Board and/or President of the Corporation) shall have general supervision and direction of the business and affairs of the Corporation, shall be responsible for corporate policy and strategy, and shall report directly to the Board. Unless otherwise provided in these By-Laws, all other officers of the Corporation shall report directly to the Chief Executive Officer or as otherwise determined by the Chief Executive Officer. The Chief Executive Officer shall, if present and in the absence of the Chairman of the Board and the Vice Chairman of the Board, preside at the meetings of the stockholders and of the Board.

        Section 6. President.

        The President~~, if any,~~ shall have such powers and duties as shall be prescribed by the Chief Executive Officer or the Board. The President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board or the Chief Executive Officer may from time to time determine.

        Section 7. Chief Operating Officer.

        The Chief Operating Officer, if any, shall exercise all the powers and perform the duties of the office of the chief operating officer and in general have overall supervision of the operations of the Corporation. The Chief Operating Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board or the Chief Executive Officer may from time to time determine.

        Section 8. Chief Financial Officer.

        The Chief Financial Officer, if any, shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board or the Chief Executive Officer may from time to time determine.

        Section 9. Chief Legal Officer; General Counsel.

        The General Counsel, if any, shall be the chief legal officer of the Corporation and in general shall have overall supervision of the legal affairs of the Corporation. The General Counsel shall, when requested, counsel with and advise the Board and the other officers, of the Corporation and shall perform such other duties as the Board or the Chief Executive Officer may from time to time determine.

        Section 10. Chief Accounting Officer; Controller.

        The Controller, if any, shall be the chief accounting officer of the Corporation. The Controller shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with the Chief Executive Officer, the Chief Financial Officer or as the Board may from time to time determine.

        Section 11. Senior Executive Vice Presidents.

        The Senior Executive Vice Presidents shall have such powers and perform such duties as from time to time may be prescribed for them respectively by the Board or the Chief Executive Officer or are incident to the office of Senior Executive Vice President.

        Section 12. Executive Vice Presidents.

        The Executive Vice Presidents shall have such powers and perform such duties as from time to time may be prescribed for them respectively by the Board or the Chief Executive Officer or other officer to whom they report or are incident to the office of Executive Vice President.

        Section 13. Senior Vice Presidents.

        The Senior Vice Presidents shall have such powers and perform such duties as from time to time may be prescribed for them respectively by the Board or the Chief Executive Officer or other officer to whom they report or are incident to the office of Senior Vice President.

        Section 14. Vice Presidents.

        The Vice Presidents shall have such powers and perform such duties as from time to time may be prescribed for them respectively by the Board or the Chief Executive Officer or other officer to whom they report or are incident to the office of Vice President.

        Section 15. Secretary.

        The Secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board may order, a book of minutes of all meetings of stockholders, the Board and its committees, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Board and committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of the By-Laws of the Corporation at the principal executive office of the Corporation or such other place as the Board may order.

        The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, if one be appointed, a stock register, or a duplicate stock register, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

        The Secretary shall give, or cause to be given, notice of all meetings of the stockholders, and of the Board and any committees thereof required by these By-Laws or by applicable law to be given, shall keep the seal of the Corporation in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board.

        Section 16. Treasurer.

        The Treasurer shall report to the Chief Financial Officer and shall have custody of the corporate funds and securities of the Corporation.

        The Treasurer shall deposit all monies and valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board or the Chief Financial Officer. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the Chief Executive Officer, the Chief Financial Officer or the Board, whenever they request it, an account of all transactions and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board, the Chief Executive Officer or the Chief Financial Officer.

        Section 17. Other Officers.

        Such other officers or assistant officers as the Board may designate shall perform such duties and have such powers as from time to time may be assigned to them by the Board. The Board may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

        Section 18. Execution of Contracts and Other Documents.

        Each officer of the Corporation may execute, affix the corporate seal and/or deliver, in the name and on behalf of the Corporation, deeds, mortgages, notes, bonds, contracts, agreements, powers of attorney, guarantees, settlements, releases, evidences of indebtedness, conveyances, or any other document or instrument which is authorized by the Board or is required to be executed in the ordinary course of business of the Corporation, except in cases where the execution, affixation of the corporate seal and/or delivery thereof shall be delegated by the Board to some other officer or agent of the Corporation.

        Section 19. Action with Respect to Securities of Other Corporations.

        Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities or equity interests owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board or the Chief Executive Officer or any other officer or officers authorized by the Board, the Chairman of the Board or the Chief Executive Officer, and any such officer may, in the name of and on behalf of the Corporation, vote, represent and exercise on behalf of the Corporation all rights incident to any and all securities or any other equity interest of any other corporation, partnership, limited liability company, or other entity, and take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security or equity holders of any corporation, partnership, limited liability company, or other entity in which the Corporation may own securities or equity interests and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities or equity interests and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board may, by resolution from time to time, confer like powers upon any other person or persons.

ARTICLE V

STOCK

        Section 1. Certificates of Stock.

        The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time determine, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be represented by uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Each holder of stock represented by certificates shall be entitled, upon request, to a certificate certifying the number of shares owned by him or her and signed in the name of the Corporation (i) by the Chairman or Vice Chairman of the Board, the President or any Executive Vice President, Senior Vice President or Vice President and (ii) by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer. Where a certificate is countersigned by (i) a transfer agent or (ii) a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar whose signature appears on the certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. Except as expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

        Section 2. Transfers of Stock.

        Transfers of shares of capital stock of the Corporation shall be made only on the stock records of the Corporation by the holder of record thereof or by his, her or its attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary or the transfer agent thereof, and, in the case of certificated shares, only on surrender of the certificate or certificates representing such shares, properly endorsed or accompanied by a duly executed stock transfer power. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded in the books of the Corporation. Registration of transfer of any shares shall be subject to applicable provisions of the Certificate of Incorporation and applicable law with respect to the transfer of such shares. The Board may make such additional rules and regulations as it may deem expedient concerning the issue and transfer of certificates representing shares of the capital stock of the Corporation.

        Section 3. Record Date.

        (a)   In order that the Corporation may determine the stockholders entitled to notice of ~~or to vote at~~ any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in any other lawful action, the Board may fix, in advance, a record date in respect of such meeting, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and except as otherwise provided by applicable law, shall not be more than 60 nor less than 10 days before the date of such meeting and, in respect of the payment of any dividend, shall not be more than 60 days prior to the payment thereof. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. ~~; provided, however, that if~~ If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board adopts a resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

        Section 4. Lost, Stolen or Destroyed Certificates.

        The Board may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or uncertificated shares, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to advertise the same in such manner as the Board shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

        Section 5. Regulations.

        The issue, transfer, conversion and registration of certificates of stock and uncertificated shares shall be governed by such other regulations as the Board may establish.

        Section 6. Record Owners.

        The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law.

ARTICLE VI

NOTICES

        Section 1. Notices.

        Whenever written notice is required by law, the Certificate of Incorporation or these By-Laws, except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, Director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, recognized overnight delivery service or by sending such notice by electronic transmission in accordance with Section 232 of the DGCL. Any such notice shall be addressed to such stockholder, Director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice is received, if hand delivered, or dispatched, if delivered through the mails shall be the time of the giving of the notice. Notice by electronic transmission shall be deemed given as provided in Section 232 of the DGCL.

        Section 2. Waivers.

        A written waiver of any notice, signed by a stockholder, Director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, Director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice of such meeting except attendance for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

ARTICLE VII

MISCELLANEOUS

        Section 1. Facsimile Signatures.

        In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these By-Laws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board or a committee thereof.

        Section 2. Corporate Seal.

        The Board may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

        Section 3. Reliance upon Books, Reports and Records.

        Each Director, each member of any committee designated by the Board, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board so designated, or by any other person as to matters which such Director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

        Section 4. Fiscal Year.

        The fiscal year of the Corporation shall be as fixed by the Board.

        Section 5. Time Periods.

        In applying any provision of these By-Laws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

        Section 6. Disbursements.

        All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

ARTICLE VIII

INDEMNIFICATION

        Section 1. Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation.

        Subject to Section 3 of this Article VIII, the Corporation shall indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a Director or officer of the Corporation, or is or was a Director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

        Section 2. Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation.

        Subject to Section 3 of this Article VIII, the Corporation shall indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a Director or officer of the Corporation, or is or was a Director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

        Section 3. Authorization of Indemnification.

        Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 1 or 2 of this Article VIII, as the case may be. Such determination shall be made, with respect to a person who is a Director or officer at the time of such determination, (i) by a majority vote of the Directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such Directors designated by a majority vote of such Directors, even though less than a quorum, or (iii) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former Directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former Director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

        Section 4. Indemnification by a Court.

        Notwithstanding any contrary determination in the specific case under Section 3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any Director or officer may apply to the Court of Chancery in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the Director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 1 or 2 of this Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the Director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 4 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the Director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application to the fullest extent permitted by law.

        Section 5. Expenses Payable in Advance.

        Expenses incurred by a Director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding to which such Director or officer is made or threatened to be made a party by reason of the fact he or she is or was a Director or officer of the Corporation, or is or was a Director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking, if required by applicable law, by or on behalf of such Director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

        Section 6. Non-exclusivity of Indemnification and Advancement of Expenses.

        The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any By-Law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article VIII, and advancement of expenses of the persons specified in Section 5 of this Article VIII, shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 1 or 2 of this Article VIII or the advancement of expenses of any person who is not specified in Section 5 of this Article VIII, but whom the Corporation has the power to or obligation to indemnify under the provisions of the DGCL, or otherwise.

        Section 7. Insurance.

        The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director or officer of the Corporation, or is or was a Director ~~or~~, officer or employee of the Corporation serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

        Section 8. Certain Definitions.

        For purposes of this Article VIII, references to "the Corporation" shall include, in addition to the resulting corporation, any predecessor corporation or any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors or officers, so that any person who is or was a Director or officer of such constituent corporation, or is or was a Director or officer of such constituent corporation serving at the request of such constituent corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a Director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such Director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VIII.

        Section 9. Survival of Indemnification and Advancement of Expenses.

        The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The right to indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII, shall vest as to a person when such person first becomes a Director or officer entitled to such rights and regardless of when any claim, action, suit or proceeding naming or implicating such person has been initiated.

        Section 10. Limitation on Indemnification.

        Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 4 of this Article VIII), the Corporation shall not be obligated to indemnify any Director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of the Corporation.

        Section 11. Indemnification of Employees and Agents.

        The Corporation may, to the extent authorized from time to time by the Board, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to Directors and officers of the Corporation.

        Section 12. Subrogation.

        In the event of payment under this Article VIII, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

ARTICLE IX

AMENDMENTS

        (a)   Subject to the Certificate of Incorporation and any other provision in this Article IX, these By-laws may be altered, amended or repealed, in whole or in part, or new By-laws may be adopted by the stockholders or by the Board at any meeting thereof. Unless otherwise required by the Certificate of Incorporation ~~or paragraph (c) of this Article IX~~, all such amendments must be approved by either the holders of a majority or more of the combined voting power of the outstanding shares of all classes and series of capital stock of the Corporation entitled to vote thereupon, voting as a single class, or by a majority of the whole Board~~, except that (i) any amendment, alteration, repeal or modification by the Board of, or (ii) any amendment, alteration, repeal or modification by the Board of any provisions in these By-Laws, or the adoption of any new By-Law, inconsistent with, the second sentence of Section 1 of Article II, the second sentence of Section 3 of Article II, the first sentence of Sub-section (a) of Section 4 of Article III, the first sentence of Sub-section (a) of Section 5 of Article III, the second sentence of Section 2 of Article IV or this second sentence of this Sub-section (a) of this Article IX shall require the affirmative vote of not less than 80% of the Directors then serving on the Board, with any fractional number being rounded up to the next whole number. Notwithstanding anything herein to the contrary, (i) after the first annual meeting of the stockholders of the Corporation occurring after the Merger Effective Time, the second sentence of Section 1 of Article II and the second sentence of Section 3 of Article II shall be of no further force and effect and shall be deleted from these By-laws without any further action by the Board or the stockholders, (ii) after the vacancy in the office of President and Chief Executive Officer of the Corporation created by the resignation of Mr. Chase Carey (and without regard to the appointment of Mr. Larry D. Hunter as interim Chief Executive Officer) is filled, the second sentence of Section 2 of Article IV shall be of no further force and effect~~

~~and shall be deleted from these By-laws without any further action by the Board or the stockholders and (iii) the Secretary of the Corporation shall have the authority to restate these By-laws to reflect the deletions contemplated by clauses (i) and (ii) of this sentence and delete any other references to such deleted sections at any time after such deletions have occurred~~.

        (b)   No amendment, repeal or modification of Article VIII or this paragraph (b) of Article IX of these By-laws, or adoption of any provision inconsistent therewith, shall in any way diminish or adversely affect the rights of any present or former Director or officer entitled to indemnification or advancement of expenses under Article VIII of these By-laws in respect of any occurrence or matter arising, or of any claim, action, suit or proceeding involving allegations of acts or omissions occurring or arising, prior to any such amendment, repeal or modification (regardless of whether any such claim, action, suit or proceeding relating to such acts or omissions, or any proceeding relating to such person's right to indemnification or advancement of expenses, is commenced before or after the time of such amendment, repeal or modification).

        ~~(c)   Notwithstanding paragraph (a) of this Article IX, the definition of Qualifying Director, Section 12 of Article II and Section 6 of Article III may be altered, amended or repealed only by (i) the approval of a majority of the whole Board (which must include the unanimous approval of the Qualifying Directors then serving on the Board) or (ii) the approval of the holders of a majority of the voting power of the outstanding shares of Class A common stock of the Corporation (other than shares held by the Malones (as defined in the Malone Agreement)); provided, however, that no such amendment by the Board pursuant to the preceding clause (i) may be made prior to the third anniversary of the Merger Effective Time (as defined in the Merger Agreement); provided, further, that Section 12 of Article II, Section 6 of Article III and this paragraph (c) shall cease to be of any force or effect and shall be automatically repealed without any action on the part of the Corporation or the stockholders of the Corporation and replaced with the words "Intentionally Omitted" (and the Corporation will issue a public announcement of such occurrence) upon the earliest to occur of (x) such time as the Malones (as defined in the Malone Agreement) in the aggregate do not own shares of Class B common stock of the Corporation entitling them to vote at least 10% of the combined voting power of all outstanding shares of Class A common stock and Class B common stock of the Corporation, (y) the death of Mr. John C. Malone and (z) June 30, 2010, if the Judgment Effective Date in respect of the Stipulation of Settlement has not occurred as of such date. For purposes of this paragraph (c), "Malone Agreement," "Merger Agreement," "Stipulation of Settlement" and "Judgment Effective Date," shall have the meanings ascribed to such terms in the Certificate of Incorporation of the Corporation.~~

 ANNEX C

DIRECTV Non-GAAP Financial Measure Reconciliation Schedules
(Unaudited)

DIRECTV

Reconciliation of Operating Profit Before Depreciation and Amortization to Operating Profit

	Twelve Months Ended December 31,
	2010	2009
Operating Profit Before Depreciation and Amortization	$6,378	$5,313
Subtract: Depreciation and amortization expense	2,482	2,640

Operating Profit	$3,896	$2,673

DIRECTV U.S.

Reconciliation of Operating Profit Before Depreciation and Amortization to Operating Profit

	Twelve Months Ended December 31,
	2010	2009
Operating Profit Before Depreciation and Amortization	$5,216	$4,685
Subtract: Depreciation and amortization expense	1,926	2,275

Operating Profit	$3,290	$2,410

DIRECTV Latin America

Reconciliation of Operating Profit Before Depreciation and Amortization to Operating Profit

	Twelve Months Ended December 31,
	2010	2009
Operating Profit Before Depreciation and Amortization	$1,164	$697
Subtract: Depreciation and amortization expense	541	366

Operating Profit	$623	$331

        Operating profit before depreciation and amortization, which is a financial measure that is not determined in accordance with accounting principles generally accepted in the United States of America, or GAAP, can be calculated by adding amounts under the caption "Depreciation and amortization expense" to "Operating profit" as disclosed in the DIRECTV 2010 Annual Report on 10K. This measure should be used in conjunction with GAAP financial measures and is not presented as an alternative measure of operating results, as determined in accordance with GAAP. Our management and our Board of Directors use operating profit before depreciation and amortization to evaluate the operating performance of our company and our business segments and to allocate resources and capital to business segments. This metric is also used as a measure of performance for incentive compensation purposes and to measure income generated from operations that could be used to fund capital expenditures, service debt or pay taxes. Depreciation and amortization expense primarily represents an allocation to current expense of the cost of historical capital expenditures and for acquired intangible assets resulting from prior business acquisitions. To compensate for the exclusion of depreciation and amortization expense from operating profit, our management and our Board of Directors separately measure and budget for capital expenditures and business acquisitions.

DIRECTV

Reconciliation of Cash Flow Before Interest and Taxes to Net Cash Provided by Operating Activities

	Twelve Months Ended December 31,
	2010	2009
Cash Flow Before Interest and Taxes	$3,916	$3,215
Adjustments:
Cash paid for interest	(460)	(412)
Interest income	39	41
Income taxes paid	(705)	(484)

Subtotal—Free Cash Flow	2,790	2,360
Add Cash Paid For:
Property and equipment	2,303	2,012
Satellites	113	59

Net Cash Provided by Operating Activities	$5,206	$4,431

        Cash flow before interest and taxes, which is a financial measure that is not determined in accordance with GAAP, is calculated by deducting amounts under the captions "Cash paid for property and equipment" and "Cash paid for satellites" from "Net cash provided by operating activities" from the Consolidated Statements of Cash Flows and adding back net interest paid and "Cash paid for income taxes" as disclosed in the DIRECTV 2010 Annual Report on 10K. This financial measure should be used in conjunction with other GAAP financial measures and is not presented as an alternative measure of cash flows from operating activities, as determined in accordance with GAAP. DIRECTV management uses cash flow before interest and taxes to evaluate the cash generated by our current subscriber base, net of capital expenditures, and excluding the impact of interest and taxes, for the purpose of allocating resources to activities such as adding new subscribers, retaining and upgrading existing subscribers, for additional capital expenditures and as a measure of performance for incentive compensation purposes. DIRECTV believes this measure is useful to investors, along with other GAAP measures (such as cash flows from operating and investing activities), to compare our operating performance to other communications, entertainment and media companies. We believe that investors also use current and projected cash flow before interest and taxes to determine the ability of our current and projected subscriber base to fund required and discretionary spending and to help determine the financial value of the Company.

DIRECTV U.S.

Non-GAAP Financial Measure Reconciliation and SAC Calculation (Unaudited)

Reconciliation of Pre-SAC Margin to Operating Profit

	Twelve Months Ended December 31,
	2010	2009
Operating Profit	$3,290	$2,410
Adjustments:
Subscriber acquisition costs (expensed)	2,631	2,478
Depreciation and amortization expense	1,926	2,275
Cash paid for subscriber leased equipment—upgrade and retention	(316)	(419)

Pre-SAC margin	$7,531	$6,744

Pre-SAC margin as a percentage of revenue	37.2%	36.1%

        Pre-SAC Margin, which is a financial measure that is not determined in accordance with GAAP, is calculated for DIRECTV U.S. by adding amounts under the captions "Subscriber acquisition costs" and "Depreciation and amortization expense" to "Operating Profit" from DIRECTV U.S.' segment operating results and subtracting "Subscriber leased equipment—upgrade and retention" as discussed in Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations of the DIRECTV 2010 Annual Report on 10K. This financial measure should be used in conjunction with GAAP financial measures and is not presented as an alternative measure of operating results, as determined in accordance with GAAP. DIRECTV management uses Pre-SAC Margin to evaluate the profitability of DIRECTV U.S.' current subscriber base for the purpose of allocating resources to discretionary activities such as adding new subscribers, upgrading and retaining existing subscribers and for capital expenditures. To compensate for the exclusion of "Subscriber acquisition costs," management also uses operating profit and operating profit before depreciation and amortization expense to measure profitability. DIRECTV believes this measure is useful to investors, along with GAAP measures (such as revenues, operating profit and net income), to compare DIRECTV U.S.' operating performance to other communications, entertainment and media companies. DIRECTV believes that investors also use current and projected Pre-SAC Margin to determine the ability of DIRECTV U.S.' current and projected subscriber base to fund discretionary spending and to determine the financial returns for subscriber additions.

PRELIMINARY COPY

Annual Meeting Admission Ticket
IMPORTANT ANNUAL MEETING INFORMATION
Electronic Voting Instructions
You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:01 a.m., Eastern Time, on April 28, 2011. Voting instruction for participants in the DIRECTV 401(k) Savings Plan must be received by 12:01 a.m., Eastern Time on April 26, 2011.

Vote by Internet • Log on to the Internet and go to www.envisionreports.com/dtv • Follow the steps outlined on the secured website.

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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A    Proposals — The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2, 3, 4, 5, 6, 7 and 8 and 1 YEAR on Proposal 9.

1.
Election of Class III Directors:

	For	Withhold		For	Withhold
01 - Samuel A. DiPiazza, Jr.	☐	☐	02 - Lorrie M. Norrington	☐	☐

		For	Against	Abstain				For	Against	Abstain
2.	Ratification of the appointment of independent registered public accountants.	☐	☐	☐	6.	Amend Certificate of Incorporation to permit a special meeting of stockholders to be called by 25% or more of the stockholders in certain circumstances.		☐	☐	☐
3.	Amend Certificate of Incorporation to make certain capital stock changes including reduction of authorized Class B shares from 30,000,000 to 3,000,000 and elimination of the Class C common stock.	☐	☐	☐	7.	Amend Certificate of Incorporation to adopt Delaware as the exclusive forum for certain disputes.		☐	☐	☐
4.	Amend Certificate of Incorporation to declassify the Board of Directors.	☐	☐	☐	8.	Advisory vote on compensation of named executive officers.	1 Yr	☐ 2 Yrs	☐ 3 Yrs	☐ Abstain
5.	Amend Certificate of Incorporation to implement a majority vote standard in uncontested elections of directors.	☐	☐	☐	9.	Advisory vote on the frequency of the advisory vote on compensation of named executive officers.	☐	☐	☐	☐

B     Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name(s) appears on this card. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

DIRECTV
2011 ANNUAL MEETING

Thursday, April 28, 2011
10:00 AM

Hilton Hotel New York
1335 Avenue of the Americas
New York, New York

Admission Ticket

Directions - The Hilton Hotel New York is located at 1335 Avenue of the Americas (Sixth Avenue) between West 53rd and West 54th Street. The meeting will be held in Concourse A on the Concourse level. Parking is available at the hotel.

Admission - If you vote by Internet or telephone, please follow the instructions given for requesting admission to the Annual Meeting. If you vote by mail, to request admission, please check the appropriate box on the proxy card and return it in the enclosed envelope. Please remove this "Admission Ticket" at the perforation. You must bring it with you to attend the Annual Meeting. When you arrive, please stop at the admissions area in the concourse lobby. Seating at the Annual Meeting is not reserved. All attendees must have government-issued photographic identification for access to the Annual Meeting. We will accommodate stockholders on a first-come, first-served basis upon arrival at the Annual Meeting.

Security - For security reasons, packages and briefcases will not be allowed at the Annual Meeting.

Time Limit - In order to allow all stockholders a chance to be heard, there will be a three-minute time limit imposed on each speaker and a 20-minute limit per subject.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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PROXY/VOTER INSTRUCTION CARD

This Proxy is solicited on behalf of the Board of Directors of DIRECTV

The undersigned hereby appoints Patrick T. Doyle and Larry D. Hunter, and each of them, as Proxies with full power of substitution, to vote, as designated on the reverse side, for director substitutes if any nominee becomes unavailable, and in their discretion, on matters properly brought before the Annual Meeting and on matters incident to the conduct of the Annual Meeting, all of the shares of Class A common stock of DIRECTV, which the undersigned has power to vote at the Annual Meeting of Stockholders to be held on April 28, 2011, or any adjournment thereof.

NOMINEES FOR DIRECTOR: SAMUEL A. DIPIAZZA, JR., AND LORRIE M. NORRINGTON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR, FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, AND FOR ALL OF THE FOLLOWING PROPOSALS: AMEND CERTIFICATE OF INCORPORATION TO MAKE CERTAIN CAPITAL STOCK CHANGES INCLUDING REDUCTION OF AUTHORIZED CLASS B SHARES FROM 30,000,000 TO 3,000,000 AND ELIMINATION OF THE CLASS C COMMON STOCK, AMEND CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS, AMEND CERTIFICATE OF INCORPORATION TO IMPLEMENT A MAJORITY VOTE STANDARD IN UNCONTESTED ELECTIONS OF DIRECTORS, AMEND CERTIFICATE OF INCORPORATION TO PERMIT A SPECIAL MEETING OF STOCKHOLDERS TO BE CALLED BY 25% OR MORE OF THE STOCKHOLDERS IN CERTAIN CIRCUMSTANCES, AMEND CERTIFICATE OF INCORPORATION TO ADOPT DELAWARE AS THE EXCLUSIVE FORUM FOR CERTAIN DISPUTES, ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS, AND 1 YEAR ON ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS.

This Proxy will be voted as directed. If no direction to the contrary is indicated, it will be voted as follows:

FOR the election of all nominees for director; FOR the ratification of the appointment of independent accountants; and FOR all of the following proposals: Amend Certificate of Incorporation to make certain capital stock changes including reduction of authorized Class B shares from 30,000,000 to 3,000,000 and elimination of the Class C common stock, Amend Certificate of Incorporation to declassify the Board of Directors, Amend Certificate of Incorporation to implement a majority vote standard in uncontested elections of directors, Amend Certificate of Incorporation to permit a special meeting of stockholders to be called by 25% or more of the stockholders in certain circumstances, Amend Certificate of Incorporation to adopt Delaware as the exclusive forum for certain disputes, Advisory vote on compensation of named executive officers, and 1 YEAR on Advisory vote on the frequency of the advisory vote on compensation of named executive officers.

(CONTINUED, and To Be Signed and Dated on the REVERSE)

C     Non-Voting Items

Change of Address — Please print your new address below.
	Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B OF THIS CARD.

PRELIMINARY COPY

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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A     Proposals — The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2, 3, 4, 5, 6, 7 and 8 and 1 YEAR on Proposal 9.

1.
Election of Class III Directors:

	For	Withhold		For	Withhold
01 - Samuel A. DiPiazza, Jr.	☐	☐	02 - Lorrie M. Norrington	☐	☐

		For	Against	Abstain				For	Against	Abstain
2.	Ratification of the appointment of independent registered public accountants.	☐	☐	☐	6.	Amend Certificate of Incorporation to permit a special meeting of stockholders to be called by 25% or more of the stockholders in certain circumstances.		☐	☐	☐
3.	Amend Certificate of Incorporation to make certain capital stock changes including reduction of authorized Class B shares from 30,000,000 to 3,000,000 and elimination of the Class C common stock.	☐	☐	☐	7.	Amend Certificate of Incorporation to adopt Delaware as the exclusive forum for certain disputes.		☐	☐	☐
4.	Amend Certificate of Incorporation to declassify the Board of Directors.	☐	☐	☐	8.	Advisory vote on compensation of named executive officers.	1 Yr	☐ 2 Yrs	☐ 3 Yrs	☐ Abstain
5.	Amend Certificate of Incorporation to implement a majority vote standard in uncontested elections of directors.	☐	☐	☐	9.	Advisory vote on the frequency of the advisory vote on compensation of named executive officers.	☐	☐	☐	☐

B     Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name(s) appears on this card. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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PROXY/VOTER INSTRUCTION CARD

This Proxy is solicited on behalf of the Board of Directors of DIRECTV

The undersigned hereby appoints Patrick T. Doyle and Larry D. Hunter, and each of them, as Proxies with full power of substitution, to vote, as designated on the reverse side, for director substitutes if any nominee becomes unavailable, and in their discretion, on matters properly brought before the Annual Meeting and on matters incident to the conduct of the Annual Meeting, all of the shares of Class A common stock of DIRECTV, which the undersigned has power to vote at the Annual Meeting of Stockholders to be held on April 28, 2011, or any adjournment thereof.

NOMINEES FOR DIRECTOR: SAMUEL A. DIPIAZZA, JR., AND LORRIE M. NORRINGTON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR, FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, AND FOR ALL OF THE FOLLOWING PROPOSALS: AMEND CERTIFICATE OF INCORPORATION TO MAKE CERTAIN CAPITAL STOCK CHANGES INCLUDING REDUCTION OF AUTHORIZED CLASS B SHARES FROM 30,000,000 TO 3,000,000 AND ELIMINATION OF THE CLASS C COMMON STOCK, AMEND CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS, AMEND CERTIFICATE OF INCORPORATION TO IMPLEMENT A MAJORITY VOTE STANDARD IN UNCONTESTED ELECTIONS OF DIRECTORS, AMEND CERTIFICATE OF INCORPORATION TO PERMIT A SPECIAL MEETING OF STOCKHOLDERS TO BE CALLED BY 25% OR MORE OF THE STOCKHOLDERS IN CERTAIN CIRCUMSTANCES, AMEND CERTIFICATE OF INCORPORATION TO ADOPT DELAWARE AS THE EXCLUSIVE FORUM FOR CERTAIN DISPUTES, ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS, AND 1 YEAR ON ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS.

This Proxy will be voted as directed. If no direction to the contrary is indicated, it will be voted as follows:

FOR the election of all nominees for director; FOR the ratification of the appointment of independent accountants; and FOR all of the following proposals: Amend Certificate of Incorporation to make certain capital stock changes including reduction of authorized Class B shares from 30,000,000 to 3,000,000 and elimination of the Class C common stock, Amend Certificate of Incorporation to declassify the Board of Directors, Amend Certificate of Incorporation to implement a majority vote standard in uncontested elections of directors, Amend Certificate of Incorporation to permit a special meeting of stockholders to be called by 25% or more of the stockholders in certain circumstances, Amend Certificate of Incorporation to adopt Delaware as the exclusive forum for certain disputes, Advisory vote on compensation of named executive officers, and 1 YEAR on Advisory vote on the frequency of the advisory vote on compensation of named executive officers.

(CONTINUED, and To Be Signed and Dated on the REVERSE)

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B OF THIS CARD.

IMPORTANT ANNUAL MEETING INFORMATION

Stockholder Meeting Notice & Admission Ticket	1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the
DIRECTV Stockholder Meeting to be Held on April 28, 2011

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a written copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/dtv

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/dtv to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 18, 2011 to facilitate timely delivery.

Stockholder Meeting Notice & Admission Ticket

DIRECTV's Annual Meeting of Stockholders will be held on April 28, 2011 at The Hilton Hotel New York, 1335 Avenue of the Americas (Sixth Avenue), New York, New York, at 10:00 AM.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2, 3, 4, 5, 6, 7 and 8 and 1 YEAR on Proposal 9.

  1.
  Election of Directors: Samuel A. DiPiazza, Jr., and Lorrie M. Norrington.

  2.
  Ratification of the appointment of independent registered public accountants.

  3.
  Amend Certificate of Incorporation to make certain capital stock changes including reduction of authorized Class B shares from 30,000,000 to 3,000,000 and elimination of the Class C common stock.

  4.
  Amend Certificate of Incorporation to declassify the Board of Directors.

  5.
  Amend Certificate of Incorporation to implement a majority vote standard in uncontested elections of directors.

  6.
  Amend Certificate of Incorporation to permit a special meeting of stockholders to be called by 25% or more of the stockholders in certain circumstances.

  7.
  Amend Certificate of Incorporation to adopt Delaware as the exclusive forum for certain disputes.

  8.
  Advisory vote on compensation of named executive officers.

  9.
  Advisory vote on the frequency of the advisory vote on compensation of named executive officers.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

DIRECTV 2011 ANNUAL MEETING Thursday, April 28, 2011 10:00 AM Hilton Hotel New York 1335 Avenue of the Americas New York, New York	Directions - The Hilton Hotel New York is located at 1335 Avenue of the Americas (Sixth Avenue) between West 53rd and West 54th Street. The meeting will be held in Concourse A on the Concourse level. Parking is available at the hotel.

 Admission - If you vote by Internet or telephone, please follow the instructions given for requesting admission to the Annual Meeting. If you vote by mail, to request admission, please check the appropriate box on the proxy card and return it in the envelope enclosed with the proxy materials. Please remove the "Admission Ticket" provided with the proxy card at the perforation. You must bring it with you to attend the Annual Meeting. When you arrive, please stop at the admissions area in the concourse lobby. Seating at the Annual Meeting is not reserved. All attendees must have government-issued photographic identification for access to the Annual Meeting. We will accommodate stockholders on a first-come, first-served basis upon arrival at the Annual Meeting.

 Security - For security reasons, packages and briefcases will not be allowed at the Annual Meeting.

Time Limit - In order to allow all stockholders a chance to be heard, there will be a three-minute time limit imposed on each speaker and a 20-minute limit per subject.

Here's how to order a copy of the proxy materials and select a future delivery preference:

 Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
•
Internet – Go to www.envisionreports.com/dtv. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.
•
Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.
•
Email – Send email to investorvote@computershare.com with "Proxy Materials DIRECTV" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 18, 2011.

QuickLinks

"PRELIMINARY COPY"
DIRECTV 2230 East Imperial Highway El Segundo, California 90245 (310) 964-5000
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 28, 2011
GENERAL INFORMATION
CODE OF ETHICS
DIRECTORS
COMMITTEES OF THE BOARD OF DIRECTORS
PROPOSAL 1 ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF DIRECTORS, NAMED EXECUTIVE OFFICERS, AND CERTAIN OTHER BENEFICIAL OWNERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
2010 DIRECTOR COMPENSATION
Supplementary Chart 1—Annual Board Of Directors Compensation
2010 DIRECTOR COMPENSATION
Supplementary Chart 2—Board Of Directors—All Other Compensation
Supplementary Chart 3—Board Of Directors Outstanding Equity Awards At Fiscal Year-End
COMPENSATION DISCUSSION AND ANALYSIS
Named Executive Officer (NEO) Compensation
Stock Ownership
Performance-Based Pay
2010 Performance and Bonuses
2008-2010 Performance and Stock-Based Awards
Supplementary Chart 4 Annual TSR Compared to Bonus Performance Over/Under 100% of Target
Supplementary Chart 5 3-Year TSR Compared to RSU Performance Over/Under 100% of Target
Supplementary Chart 6—2010 Bonus and 2008-2010 Performance RSU Payouts
Supplementary Chart 7—2010 Bonus Plan
Supplementary Chart 8—2008-2010 Performance RSU Grants—Performance Factors
Supplementary Chart 9—2008-2010 Performance RSU Grants Actual Performance
Supplementary Chart 10—2009-2011 Performance RSU Grants—Performance Factors
Supplementary Chart 11—2009-2011 Performance RSU Grants Actual Performance
Supplementary Chart 12—2010-2012 Performance RSU Grants—Performance Factors
Supplementary Chart 13—2010-2012 Performance RSU Grants Actual Performance
Supplementary Chart 14—Compensation Objectives and Programs
Supplementary Chart 15—Compensation Programs
Supplementary Chart 16—2010 Executive Officer Compensation Opportunity
Supplementary Chart 17—2010 Executive Officer Compensation Opportunity
2010 SUMMARY COMPENSATION TABLE
Supplementary Chart 18—All Other Compensation
2010 GRANTS OF PLAN-BASED AWARDS
2010 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
2010 PENSION BENEFITS
2010 NON-QUALIFIED DEFERRED COMPENSATION
COMPENSATION COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
FEES PAID TO OUTSIDE INDEPENDENT REGISTERED ACCOUNTING FIRM
PROPOSAL 2 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DIRECTV TO MAKE CERTAIN CHANGES TO THE CAPITAL STOCK OF THE COMPANY, DELETION OF CERTAIN PROVISIONS REGARDING THE CLASS B COMMON STOCK, REDUCTION OF AUTHORIZED CLASS B SHARES FROM 30,000,000 TO 3,000,000, ELIMINATION OF THE CLASS C COMMON STOCK AND EXCESS STOCK AND DELETION OF RIGHTS TO CALL SPECIAL MEETINGS GRANTED TO CERTAIN STOCKHOLDERS UNDER CIRCUMSTANCES THAT ARE NO LONGER APPLICABLE.
PROPOSAL 4 TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DIRECTV TO DECLASSIFY THE BOARD OF DIRECTORS.
PROPOSAL 5 TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DIRECTV TO IMPLEMENT A MAJORITY VOTE STANDARD IN UNCONTESTED ELECTIONS OF DIRECTORS.
PROPOSAL 6 TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DIRECTV TO PERMIT A SPECIAL MEETING OF STOCKHOLDERS TO BE CALLED BY 25% OR MORE OF THE STOCKHOLDERS IN CERTAIN CIRCUMSTANCES.
PROPOSAL 7 TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DIRECTV TO ADOPT DELAWARE AS THE EXCLUSIVE FORUM FOR CERTAIN DISPUTES.
PROPOSAL 8 ADVISORY VOTE ON COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS
PROPOSAL 9 ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS
SUBMISSION OF STOCKHOLDER PROPOSALS
PAPER COPIES OF MATERIALS
OTHER MATTERS
  Annex A
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DIRECTV
ARTICLE I
ARTICLE II
ARTICLE III
ARTICLE IV
ARTICLE V
ARTICLE VI
ARTICLE VII
ARTICLE VIII
ARTICLE IX
ARTICLE X
ARTICLE XI
ARTICLE XII
ARTICLE XIII
ARTICLE XIV
  Annex B
DIRECTV (hereinafter called the " Corporation ") AMENDED AND RESTATED BY-LAWS ARTICLE I STOCKHOLDERS
ARTICLE II BOARD OF DIRECTORS
ARTICLE III COMMITTEES
ARTICLE IV OFFICERS
ARTICLE V STOCK
ARTICLE VI NOTICES
ARTICLE VII MISCELLANEOUS
ARTICLE VIII INDEMNIFICATION
ARTICLE IX AMENDMENTS
ANNEX C DIRECTV Non-GAAP Financial Measure Reconciliation Schedules (Unaudited)